UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-00994
                                                    ----------------------------

                             BURNHAM INVESTORS TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     1325 Avenue of the Americas, 26th Floor
                               NEW YORK, NY 10019
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Jon M. Burnham
                     1325 Avenue of the Americas, 26th Floor
                               NEW YORK, NY 10019
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 800-874-3863
                                                           -------------

                      Date of fiscal year end: DECEMBER 31
                                              ------------

                   Date of reporting period: DECEMBER 31, 2005
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


DECEMBER 31, 2005

                                     ANNUAL
                                     REPORT

                     Burnham Fund

  Burnham Financial Services Fund

Burnham Financial Industries Fund           THE BURNHAM FAMILY OF FUNDS

          Burnham U.S. Government
                Money Market Fund


                                                               [GRAPHIC OMITTED]
                                                    BURNHAM INVESTORS TRUST LOGO

[GRAPHIC OMITTED]
BURNHAM INVESTORS TRUST LOGO

[BEGIN SIDEBAR]
BURNHAM NEWS
--------------------------------------------------------------------------------
         AND VIEWS

    The three Burnham equity mutual funds provided positive returns for investors in a year which saw the equity markets with modest gains. Burnham Fund returned 5.55%, Burnham Financial Industries Fund returned 8.38%, and Burnham Financial Services returned 0.37%. Burnham Financial Industries Fund, which operated for its first full calendar year ending December 31, 2005, grew to $33 million, an increase of 40% in net assets during the period.

  o Two of our long time trustees, Claire Benenson and William Karatz retired in the spring of 2005. We express our gratitude to both for many years of work and counsel on behalf of Burnham Investors Trust's shareholders.

  o We welcomed Tom Calabria to Burnham Investors Trust, where he serves as Assistant Secretary. An experienced fund administration professional and an attorney, Tom adds further operating and compliance depth to the Trust and also to Burnham Financial Group.

  o The Trust liquidated the Burnham Money Market Fund in November 2005. The Trust continues to offer shareholders the Burnham U.S. Government Money Market Fund at a competitive yield with lower market risk to investors.

Please be sure to visit the Burnham Funds' website WWW.BURNHAMFUNDS.COM for ongoing news, including dividend information, announcements, portfolio holdings and performance data. As always, we appreciate your confidence in Burnham Funds, and thank you for investing with us. On behalf of all of us at Burnham Investors Trust, we wish you a very healthy and peaceful 2006.

/S/ JON M. BURNHAM
JON M. BURNHAM
CHAIRMAN AND CEO

[END SIDEBAR]

THE YEAR IN
           REVIEW
--------------------------------------------------------------------------------

2005 was a year to invest in actively managed mutual funds. According to Lipper, Inc., the average domestic equity fund increased 6.7%. By comparison, returns on the broader market indices were modest: the Standard & Poor's 500 rose 4.9% including dividend reinvestment, the Dow Jones Industrial Average increased 1.7%, and the Nasdaq rose just 1.4%, all despite strong market rallies in the second half of 2005. The Lehman Brothers Intermediate Government Credit Bond Index returned 1.6%, and the 10-year Treasury Note yielded 4.4%

Markets posted these mediocre gains despite the U.S. economy's continued resiliency. Corporate profits have been strong all year. Core earnings, according to Standard & Poor's, rose approximately 11% over the course of 2005, and are expected to match that figure in 2006. The ebullient growth projected for 2006 is not accompanied by rising P/E multiples; quite the opposite. Multiples on the S&P 500 are hovering at 18 times 2005 earnings and 15 times 2006 projections. Clearly investors are concerned over the direction of the economy for 2006 and beyond and whether earnings have 'peaked' for this business cycle.

                                [GRAPHIC OMITTED]
                                  UP ARROW ART

                                      4.91%
                                     S&P 500

                                [GRAPHIC OMITTED]
                                  UP ARROW ART

                                      1.72%
                                      DJIA

                                [GRAPHIC OMITTED]
                                  UP ARROW ART

                                      1.37%
                                     NASDAQ

REAL GROSS DOMESTIC PRODUCT
 % CHANGE FROM PREVIOUS PERIOD
 QUARTERS SEASONALLY ADJUSTED AT ANNUAL RATES

                                  Q4 2004    3.3%

                                  Q1 2005    3.8%

                                  Q2 2005    3.3%

                                  Q3 2005r   4.1%

                                  Q4 2005(p) 1.1%

R = REVISED ESTIMATE

P = PRELIMINARY ESTIMATE

  SOURCE: BUREAU OF ECONOMIC ANALYSIS JANUARY 2006

o GDP rose at 3.5% for 2005, vs. 4.2% for 2004, but the 4Q2005 release at 1.1% was a negative surprise. Contributors to GDP throughout the year were Personal Consumption Expenditures (PCE), Household, Food and Services, and Medical Care, but deceleration in growth appears to have occurred in the second half of the year. PCE growth declined, as did auto vehicle and parts production, due in large part to the rising cost of fuel's affecting consumer spending. Other negative influences were a slowdown in government spending, increased imports (which causes a decline in GDP) and business inventories, which were down. Analysts expect that housing related production will slow down so long as interest rates continue to rise, thereby deflating the housing "bubble"; however, this may be offset partially by Gulf Coast and Louisiana residents' spending as they relocate. The Institute of Supply Management (ISM), a widely watched economic indicator, shows the economy growing, but at a slower pace. In their words, the upward spiral of rising prices had begun to slow, but economic momentum of the quarter should continue into 2006.

o Petroleum prices ("Total World") ended 2005 at $55/bbl, capping a year in which prices in January were at $42, but peaked at $69.50 at the end of August. The upward volatility in the price of crude stemmed from worry about Iraq exports, severe damage to refineries in the Gulf of Mexico, and the world's incessant thirst for oil, demand for which has been inflamed by rapid economic growth in China and India. Prices have risen again in early 2006 with worry over Iran and its hardline president Ahmadinejad's stance regarding its nuclear program and the possibility that the country will use the "oil weapon", or that should the UN initiate economic sanctions against that country, a squeeze on oil supply could propel prices toward $100/bbl. Gasoline prices for the moment have returned to the same levels as last year, as refining capacity has recovered post-Katrina. Natural gas prices have corrected from peak rates of over $10/mcf in October to around $8/mcf due to moderate weather conditions in the U.S. during this peak heating season, accompanied by a sharp increase in inventories, creating "glut" conditions.

CONSUMER PRICE INDEX
PERCENT CHANGES - UNADJUSTED 12 MONTHS ENDED DECEMBER 2005
SELECTED COMPONENTS

Apparel                          -1.1%

Recreation                        1.1%

Food and Beverages                2.3%

All Items                         3.4%

Medical Care                      4.3%

Transportation                    4.8%

Energy                           17.1%

SOURCE: U.S. DEPARTMENT OF LABOR, BUREAU OF LABOR STATISTICS, JANUARY 2006.


2  REVIEW

STANDARD & POOR'S 500: BEST AND WORST SECTORS, FOR THE YEAR 2005

Telecommunication Services       -9.0%

Consumer Discretionary           -7.3%

Industrials                       0.4%

Health Care                       4.8%

S&P 500                           4.9%

Utilities                        12.8%

Energy                           29.1%

SOURCE: STANDARD & POOR'S.

o Retail sales for December 2005 came in below estimates, as consumer spending was negatively affected by higher energy prices. Sluggishness in the fourth quarter permeated much of the consumer sector: auto sales slowed abruptly due to the cessation of aggressive discounting programs so prevalent during the summer. Apparel merchant performance was mixed (teen merchants were the best performers), and general merchandise was weak. Furniture and home furnishings were weak mid year, but recovered due to post-Katrina spending. Analysts are concerned that the retail sector, which comprises two-thirds of GDP, will be challenged by tighter consumer cash flow due to the slowdown in home refinancing, higher interest rates affecting credit, and dramatically higher energy and gasoline prices. For the year, cumulative retail sales rose 7.3%.

o The U.S. Dollar rebounded sharply in 2005, reversing a three year decline. The steady stepping-up of interest rates by the Federal Reserve led to interest rates being above those of its peers - the Yen and Euro - making dollar denominated assets more attractive. A short-term factor was also the JOBS CREATION ACT OF 2004, which brought about a repatriation of earnings back to the U.S. at a reduced tax rate for one year. Finally, foreign countries whose currencies are not U.S. dollar denominated had to convert their own into dollars, as oil is priced in that currency. A higher dollar is, however, anti-inflationary. In this environment, revenue earned abroad is converted into fewer dollars. The lower relative price of imported goods forces all companies who sell product in the U.S. to keep prices competitive. Finally, U.S. exporters may be harmed as their products become less price competitive in Europe and Japan - a constraining effect of our "global economy".

o The Federal Reserve (Fed) continued its step up of interest rates during 2005. At year end, rates were 4.25% after 13 straight increases, and have increased at least one more time at Alan Greenspan's last meeting in late January. Ben Bernanke takes the reins in February when the economy is solid, but faces challenges. Fed minutes indicate inflation is "contained" despite the higher cost of energy. This is due in part to global competition (from a higher dollar) and the fact that such conditions placed downward pressure on prices. Additionally, housing activity set a record pace in 2005, but cooled the last quarter of the year - the economy may slow itself down. If the Fed raises rates too much, the risk is the economy will weaken further; but if they are too low, foreign investments in the U.S. may leave for higher returns -- causing the dollar to weaken, which is inflationary. The yield curve, which measures the gap between short term and long term interest rates, became inverted at year end. This means long term interest rates matched or fell below that of short term rates - a situation which may presage weakness ahead.

o The inflation rate, less the effect of food and energy, was contained, at 2.2% (3.4% inclusive of food and energy). Energy prices increased most substantially, which filtered into other areas of the economy, including transportation, where ticket prices increased for the first time since 2000. Medical care and prescription drug prices continue to rise. Food and beverage prices were mixed, where increases in fresh products were offset by declines in packaged goods, dairy and grains. General merchandise and apparel prices continue to be flat to down due to sharp discounting. The Fed expects inflation to pick up in the first half of 2006.

o Corporate profits growth rose a healthy 11% in 2005, but a somewhat slower rate is expected in 2006. The third quarter profit figures were held back as a result of hurricanes Katrina and Rita, and by higher energy prices. Analysts expect a recovery in the fourth quarter as energy prices have moderated, but results thus far as reported have been mixed. Standard & Poor's forecasts 2006 operating earnings to increase by 10%. The multiple on the S&P 500, however, does not give the impression of strong growth ahead, but rather of late cycle bull-market levels -- it has dropped to 16x forward earnings, down from the frothy peak in the late 1990's of nearly 40x. The multiple contraction from elevated levels may reflect investor uncertainty regarding the direction of the U.S. economy.

LOOKING AHEAD
--------------------------------------------------------------------------------
The U.S. faces challenges over the coming year that give investors pause. The number one issue stems from the rise of energy prices, which shows no signs of abating. The Middle East situation if anything looks even more precarious: the war in Iraq headlines much of the news, Iran's nuclear threat is beginning to look like a looming crisis situation, the on and off again strikes in Nigeria adding to concerns about the reliability of oil supply, and recently, the elections in the Palestine region elevating Hamas to a leadership position. At home, the devastating hurricane season of 2005, which caused dramatic loss of life and damage of historic proportion to property in the New Orleans city and port, brought to the surface the fragile nature of our domestic gas distribution system, and the need for more petroleum refineries. Natural gas prices are, as of mid-winter retreating from all-time highs, after a run-up that means higher bills during the heating season - in addition to pain at the pump caused by high gasoline prices. On top of all this, the Fed has continued its march, raising interest rates to fend off a seemingly inevitable increase in inflation. Higher interest rates may slow consumer spending and lead investors to dampen their views for 2006 and 2007. Fed Funds ended the year at 4.25% -- and investors are seeking insight into the philosophy of the incoming Chairman, Ben Bernanke.

The Bush Administration will be entering its lame duck period this year, and mid-term elections should be interesting given the political scandals in the House and Senate that will be all over the news in 2006. With priorities being the Middle East and New Orleans, fiscal matters such as Social Security and Tax Reform have all but disappeared and policy seems directionless. The Bush Administration initiatives at present seem to be moving toward energy conservation (which is still unfocused) and health insurance reform through private accounts and market competition. Fortunately the economy remains strong, and fourth quarter numbers as they've been released show gains in revenue and earnings for most companies. With equity market valuation being reasonable, inflation tame, interest rate increases possibly coming to an end, accommodative tax policy, abundant dividend increases and stock buybacks (and more accounting transparency) we expect the bond and stock markets to perform well in 2006.
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]

    THE FUNDS
-----------------------------------------------------------

    BURNHAM FUND

    +5.55%  CLASS A
    +4.77%  CLASS B
    +4.77%  CLASS C

    The Fund outperformed the S&P 500, DJIA and NASDAQ indices.

                                    PAGE
                                    ----
    PERFORMANCE AND DISCUSSION        4
    PORTFOLIO                        14
    FINANCIAL STATEMENTS             22
    NOTES TO FINANCIAL STATEMENTS    32
----------------------------------------

    BURNHAM FINANCIAL
    SERVICES FUND

    +0.37%  CLASS A
    -0.34%  CLASS B
    +9.19%  CLASS C*

    The Fund continued to outperform its sector benchmarks but underperformed to its peer group.

                                    PAGE
                                    ----
    PERFORMANCE AND DISCUSSION        6
    PORTFOLIO                        17
    FINANCIAL STATEMENTS             22
    NOTES TO FINANCIAL STATEMENTS    32
----------------------------------------

    BURNHAM FINANCIAL
    INDUSTRIES FUND

    +8.38%  CLASS A
    +7.65%  CLASS C

    The Fund posted strong returns vs. its benchmark and peer group for the period.

                                    PAGE
                                    ----
    PERFORMANCE AND DISCUSSION        8
    PORTFOLIO                        19
    FINANCIAL STATEMENTS             22
    NOTES TO FINANCIAL STATEMENTS    32
----------------------------------------

    BURNHAM U.S. GOVERNMENT
    MONEY MARKET FUND

    +2.41%

    The Fund provided investors with an acceptable yield when measured against its peers.

                                    PAGE
                                    ----
    PERFORMANCE AND DISCUSSION       10
    PORTFOLIO                        21
    FINANCIAL STATEMENTS             22
    NOTES TO FINANCIAL STATEMENTS    32
----------------------------------------

* SINCE INCEPTION, APRIL 29, 2005

[END SIDEBAR]


                                                                       REVIEW  3

[BEGIN SIDEBAR]
INVESTMENT FOCUS

                                 STYLE
---------------------------------------------------
MARKET CAP             VALUE     BLEND     GROWTH
---------------------------------------------------
LARGE                              o
---------------------------------------------------
MEDIUM
---------------------------------------------------
SMALL
---------------------------------------------------

TICKER SYMBOLS
Class A                        BURHX
Class B                        BURIX
Class C                        BURJX

-------------------------------------

PORTFOLIO MANAGER
Jon M. Burnham
Since 1995

-------------------------------------

MINIMUM INVESTMENT
Regular accounts              $2,500
IRAs                            $100

-------------------------------------

ASSET VALUES
Net assets, in millions      $113.25
Net asset value per share
Class A                       $26.97
Class B                       $27.23
Class C                       $26.75

-------------------------------------

MAXIMUM OFFERING PRICE
Class A                       $28.39

-------------------------------------

EXPENSE RATIOS (annualized after
expense reimbursement)
Class A                        1.39%
Class B                        2.14%
Class C                        2.14%

-------------------------------------

INCEPTION
Class A                June 15, 1975
Class B             October 18, 1993
Class C               April 30, 2004

ALL DATA AS OF DECEMBER 31, 2005. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS B AND C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. THE GROWTH CHART DOES NOT REFLECT THE PERFORMANCE OF CLASS B AND C SHARES. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

[END SIDEBAR]

BURNHAM FUND
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
JON BURNHAM

"We expect that in 2006, investors will experience a continuation of the same economic conditions of 2005 and we are therefore constructive on equities."

                                                                 /S/ JON BURNHAM
                                                                     JON BURNHAM
                                                               Portfolio Manager

The Burnham Fund rose 5.55% for 2005, outperforming the S&P 500 by 1.73% (0.64% on a dividends-reinvested basis). This compares with the Morningstar Large Cap Blend average which rose 5.85% and the Lipper Large Cap Core average, which rose 4.85%.

The Burnham Fund was fully invested throughout 2005, with year-end asset allocation mirroring that of 2004. Sector allocation, however, changed sharply. Over the last several years the Fund has emphasized investments in the energy sector, and it is now our top group. Through a combination of new positions and appreciation, it closed the year at a 27% weighting, vs. the S&P 500 which carries energy at a 9% weight. We believe that oil prices will remain high this year, causing not only stronger earnings comparisons for companies in our portfolio, but also spurring on exploration, development, and the search for alternative sources of fuel. The second largest sector is Information Technology which, at 15%, is similar to our allocation last year, and matching the weight within the S&P 500. The Fund established positions in Apple Computer and Google, which provided strong gains. Our third largest sector is Financial Services. Investments in this group represent 11% of the portfolio, versus 30% last year. We moved from a 50% overweight to a 50% underweight. Our present selections are those which we believe will show strong earnings growth from improvements in the capital markets -such as large commercial banks, investment advisors and insurance. Should interest rates stabilize we expect to add to this sector. We hold consumer discretionary at a market weight, and industrials and utilities at a slight underweight.

For 2005, the Fund's top five performers were Chesapeake Energy Corp., Google Inc., Apple Computer Inc., Devon Energy Corp. and Williams Companies Inc. All positions were held by the Fund at year end. Our poorest performers were Fieldstone Investment Corp., ebay Inc., Dell Inc., Wynn Resorts Ltd. and Royal Caribbean Cruises Ltd. All positions other than Royal Caribbean Cruises Ltd. are no longer held by the Fund.

New positions of note to the Fund in the second half of 2005 include: Intuitive Surgical Inc. - a leader in the emerging and rapidly growing field of robotics for use in complex surgical procedures. The company is showing strong growth in revenue, and profits. We also purchased The Boeing Co. -based on improving trends in airliner purchases, and growth in military spending. We added Freeport McMoran Copper and Gold Inc. - a low cost producer, and a beneficiary of higher metal prices, with a good yield and a low p/e. Finally, General Dynamics Corp.- another low p/e company with strong earnings momentum from growth in orders of business jets.

We expect that in 2006, investors will experience a continuation of the same economic conditions of 2005, and we are therefore constructive on equities. We believe the U.S. economy will revolve around energy and the Fed. The Iraq War and Middle East will continue to be in the forefront, with the added strain of Iran and the Palestinian region. Regardless of the supply/demand situation, a 'war' premium has been placed on the price of oil that will stay in place for the foreseeable future. Rising interest rates could worsen any consumer or housing-led slowdown; we'd be very constructive on the markets if interest rates were to stabilize. Tax and fiscal policy is still accommodative at the moment due to government inertia (and prior to capital spending on projects in New Orleans factoring in) but all may be negated should interest rates enter a realm where corporations curtail investment. The markets, however, reflect this uneven picture. The S&P 500 is at 18 x earnings, and stocks are reasonably priced in our opinion, especially given the strong earnings that have been reported for 2005. We believe that the Burnham Fund is positioned to participate in sectors that will show above average earnings growth, in addition to being the least vulnerable in an economic slowdown. In a possibly higher inflation environment, we seek companies that have pricing flexibility - not only to raise prices when necessary, but also to survive intense global competition. Finally, as always we seek companies with strong management, and those who stress increasing shareholder value via use of its cash for growth opportunities, share buybacks, or increased dividends.

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000 SINCE INCEPTION JUNE '75

An investment in the Burnham Fund at its inception in 1975 would have grown by more than 2,594.74%.

        DATE       BURNHAM FUND CLASS A
                   ANNUALIZED RATE OF RETURN 11.38%
    6/16/1975          $ 10,000
       Jun-75          $ 10,385
       Jul-75           $ 9,853
       Aug-75           $ 9,514
       Sep-75           $ 9,175
       Oct-75           $ 9,673
       Nov-75           $ 9,911
       Dec-75           $ 9,792
       Jan-76          $ 10,928
       Feb-76          $ 10,998
       Mar-76          $ 11,171
       Apr-76          $ 11,206
       May-76          $ 11,137
       Jun-76          $ 11,670
       Jul-76          $ 11,517
       Aug-76          $ 11,434
       Sep-76          $ 11,693
       Oct-76          $ 11,386
       Nov-76          $ 11,527
       Dec-76          $ 12,130
       Jan-77          $ 11,700
       Feb-77          $ 11,437
       Mar-77          $ 11,485
       Apr-77          $ 11,615
       May-77          $ 11,340
       Jun-77          $ 11,854
       Jul-77          $ 11,766
       Aug-77          $ 11,546
       Sep-77          $ 11,485
       Oct-77          $ 11,229
       Nov-77          $ 11,716
       Dec-77          $ 11,656
       Jan-78          $ 11,158
       Feb-78          $ 11,070
       Mar-78          $ 11,407
       Apr-78          $ 12,229
       May-78          $ 12,491
       Jun-78          $ 12,379
       Jul-78          $ 13,556
       Aug-78          $ 13,899
       Sep-78          $ 13,682
       Oct-78          $ 12,396
       Nov-78          $ 12,808
       Dec-78          $ 13,167
       Jan-79          $ 13,684
       Feb-79          $ 13,346
       Mar-79          $ 13,932
       Apr-79          $ 14,065
       May-79          $ 13,947
       Jun-79          $ 14,487
       Jul-79          $ 14,945
       Aug-79          $ 15,796
       Sep-79          $ 16,010
       Oct-79          $ 14,985
       Nov-79          $ 15,968
       Dec-79          $ 16,265
       Jan-80          $ 17,758
       Feb-80          $ 17,622
       Mar-80          $ 15,526
       Apr-80          $ 16,286
       May-80          $ 17,277
       Jun-80          $ 17,829
       Jul-80          $ 18,641
       Aug-80          $ 19,143
       Sep-80          $ 19,798
       Oct-80          $ 20,594
       Nov-80          $ 22,509
       Dec-80          $ 21,777
       Jan-81          $ 21,074
       Feb-81          $ 21,202
       Mar-81          $ 22,273
       Apr-81          $ 22,177
       May-81          $ 22,741
       Jun-81          $ 22,193
       Jul-81          $ 21,658
       Aug-81          $ 20,551
       Sep-81          $ 19,647
       Oct-81          $ 20,953
       Nov-81          $ 21,766
       Dec-81          $ 21,220
       Jan-82          $ 20,904
       Feb-82          $ 20,375
       Mar-82          $ 20,375
       Apr-82          $ 21,047
       May-82          $ 20,740
       Jun-82          $ 20,464
       Jul-82          $ 20,188
       Aug-82          $ 22,122
       Sep-82          $ 22,325
       Oct-82          $ 24,649
       Nov-82          $ 25,502
       Dec-82          $ 25,928
       Jan-83          $ 26,532
       Feb-83          $ 27,129
       Mar-83          $ 27,563
       Apr-83          $ 29,090
       May-83          $ 28,910
       Jun-83          $ 29,595
       Jul-83          $ 28,701
       Aug-83          $ 28,750
       Sep-83          $ 29,262
       Oct-83          $ 28,899
       Nov-83          $ 29,500
       Dec-83          $ 29,067
       Jan-84          $ 28,898
       Feb-84          $ 28,077
       Mar-84          $ 28,145
       Apr-84          $ 28,536
       May-84          $ 27,394
       Jun-84          $ 28,241
       Jul-84          $ 28,343
       Aug-84          $ 30,463
       Sep-84          $ 30,463
       Oct-84          $ 30,776
       Nov-84          $ 30,724
       Dec-84          $ 31,166
       Jan-85          $ 33,027
       Feb-85          $ 33,209
       Mar-85          $ 33,481
       Apr-85          $ 33,625
       May-85          $ 35,844
       Jun-85          $ 36,579
       Jul-85          $ 36,173
       Aug-85          $ 36,285
       Sep-85          $ 35,897
       Oct-85          $ 37,473
       Nov-85          $ 39,481
       Dec-85          $ 41,191
       Jan-86          $ 41,426
       Feb-86          $ 44,533
       Mar-86          $ 46,888
       Apr-86          $ 46,720
       May-86          $ 48,822
       Jun-86          $ 50,145
       Jul-86          $ 48,716
       Aug-86          $ 50,708
       Sep-86          $ 47,103
       Oct-86          $ 49,665
       Nov-86          $ 50,564
       Dec-86          $ 50,170
       Jan-87          $ 54,354
       Feb-87          $ 56,170
       Mar-87          $ 56,860
       Apr-87          $ 55,990
       May-87          $ 56,567
       Jun-87          $ 58,903
       Jul-87          $ 60,423
       Aug-87          $ 61,493
       Sep-87          $ 60,619
       Oct-87          $ 53,515
       Nov-87          $ 51,604
       Dec-87          $ 53,524
       Jan-88          $ 55,413
       Feb-88          $ 57,209
       Mar-88          $ 56,242
       Apr-88          $ 56,264
       May-88          $ 56,377
       Jun-88          $ 57,606
       Jul-88          $ 58,090
       Aug-88          $ 57,468
       Sep-88          $ 58,486
       Oct-88          $ 59,825
       Nov-88          $ 59,568
       Dec-88          $ 59,883
       Jan-89          $ 62,626
       Feb-89          $ 62,357
       Mar-89          $ 63,167
       Apr-89          $ 65,170
       May-89          $ 66,812
       Jun-89          $ 66,632
       Jul-89          $ 69,870
       Aug-89          $ 70,974
       Sep-89          $ 70,484
       Oct-89          $ 69,970
       Nov-89          $ 71,089
       Dec-89          $ 73,520
       Jan-90          $ 70,175
       Feb-90          $ 70,280
       Mar-90          $ 71,004
       Apr-90          $ 69,144
       May-90          $ 72,539
       Jun-90          $ 72,256
       Jul-90          $ 72,863
       Aug-90          $ 69,839
       Sep-90          $ 69,518
       Oct-90          $ 69,907
       Nov-90          $ 71,459
       Dec-90          $ 72,217
       Jan-91          $ 72,614
       Feb-91          $ 75,301
       Mar-91          $ 76,332
       Apr-91          $ 76,439
       May-91          $ 78,044
       Jun-91          $ 75,695
       Jul-91          $ 77,731
       Aug-91          $ 79,325
       Sep-91          $ 79,515
       Oct-91          $ 81,280
       Nov-91          $ 79,354
       Dec-91          $ 85,195
       Jan-92          $ 85,595
       Feb-92          $ 86,673
       Mar-92          $ 84,030
       Apr-92          $ 85,753
       May-92          $ 85,384
       Jun-92          $ 84,086
       Jul-92          $ 87,416
       Aug-92          $ 87,127
       Sep-92          $ 88,077
       Oct-92          $ 87,619
       Nov-92          $ 89,836
       Dec-92          $ 91,758
       Jan-93          $ 91,602
       Feb-93          $ 93,453
       Mar-93          $ 94,864
       Apr-93          $ 93,801
       May-93          $ 95,724
       Jun-93          $ 96,930
       Jul-93          $ 97,560
       Aug-93         $ 100,595
       Sep-93         $ 101,228
       Oct-93         $ 100,995
       Nov-93          $ 98,794
       Dec-93         $ 100,355
       Jan-94         $ 101,469
       Feb-94          $ 99,703
       Mar-94          $ 95,416
       Apr-94          $ 96,112
       May-94          $ 96,689
       Jun-94          $ 95,432
       Jul-94          $ 97,789
       Aug-94         $ 100,244
       Sep-94          $ 99,011
       Oct-94         $ 100,446
       Nov-94          $ 98,016
       Dec-94          $ 98,564
       Jan-95         $ 100,418
       Feb-95         $ 102,777
       Mar-95         $ 103,959
       Apr-95         $ 106,298
       May-95         $ 109,211
       Jun-95         $ 111,078
       Jul-95         $ 112,956
       Aug-95         $ 114,164
       Sep-95         $ 117,053
       Oct-95         $ 116,741
       Nov-95         $ 119,438
       Dec-95         $ 122,663
       Jan-96         $ 126,355
       Feb-96         $ 127,075
       Mar-96         $ 128,180
       Apr-96         $ 129,283
       May-96         $ 131,894
       Jun-96         $ 131,116
       Jul-96         $ 124,849
       Aug-96         $ 127,870
       Sep-96         $ 134,468
       Oct-96         $ 138,180
       Nov-96         $ 146,166
       Dec-96         $ 144,252
       Jan-97         $ 152,099
       Feb-97         $ 149,787
       Mar-97         $ 145,638
       Apr-97         $ 152,002
       May-97         $ 159,374
       Jun-97         $ 166,387
       Jul-97         $ 178,017
       Aug-97         $ 171,146
       Sep-97         $ 177,598
       Oct-97         $ 173,993
       Nov-97         $ 176,690
       Dec-97         $ 179,923
       Jan-98         $ 179,239
       Feb-98         $ 191,141
       Mar-98         $ 200,621
       Apr-98         $ 205,537
       May-98         $ 201,714
       Jun-98         $ 209,439
       Jul-98         $ 206,046
       Aug-98         $ 170,133
       Sep-98         $ 181,446
       Oct-98         $ 191,571
       Nov-98         $ 202,395
       Dec-98         $ 219,679
       Jan-99         $ 231,037
       Feb-99         $ 220,086
       Mar-99         $ 233,687
       Apr-99         $ 241,796
       May-99         $ 231,592
       Jun-99         $ 245,603
       Jul-99         $ 238,702
       Aug-99         $ 241,208
       Sep-99         $ 237,277
       Oct-99         $ 257,872
       Nov-99         $ 269,657
       Dec-99         $ 291,553
       Jan-00         $ 289,387
       Feb-00         $ 296,376
       Mar-00         $ 313,571
       Apr-00         $ 306,582
       May-00         $ 300,570
       Jun-00         $ 322,169
       Jul-00         $ 319,408
       Aug-00         $ 353,536
       Sep-00         $ 348,431
       Oct-00         $ 337,383
       Nov-00         $ 300,736
       Dec-00         $ 297,602
       Jan-01         $ 306,215
       Feb-01         $ 271,380
       Mar-01         $ 254,155
       Apr-01         $ 280,148
       May-01         $ 279,072
       Jun-01         $ 272,229
       Jul-01         $ 263,733
       Aug-01         $ 248,708
       Sep-01         $ 234,323
       Oct-01         $ 238,639
       Nov-01         $ 248,948
       Dec-01         $ 255,172
       Jan-02         $ 254,840
       Feb-02         $ 246,930
       Mar-02         $ 258,002
       Apr-02         $ 241,768
       May-02         $ 239,604
       Jun-02         $ 227,698
       Jul-02         $ 209,749
       Aug-02         $ 207,211
       Sep-02         $ 193,605
       Oct-02         $ 199,267
       Nov-02         $ 203,324
       Dec-02         $ 196,125
       Jan-03         $ 192,949
       Feb-03         $ 191,147
       Mar-03         $ 194,323
       Apr-03         $ 204,794
       May-03         $ 211,832
       Jun-03         $ 214,322
       Jul-03         $ 218,278
       Aug-03         $ 219,740
       Sep-03         $ 218,305
       Oct-03         $ 225,961
       Nov-03         $ 228,713
       Dec-03         $ 238,513
       Jan-04         $ 243,294
       Feb-04         $ 248,695
       Mar-04         $ 245,331
       Apr-04         $ 236,212
       May-04         $ 239,045
       Jun-04         $ 240,904
       Jul-04         $ 234,441
       Aug-04         $ 233,998
       Sep-04         $ 237,363
       Oct-04         $ 240,462
       Nov-04         $ 249,227
       Dec-04         $ 255,228
       Jan-05         $ 250,047
       Feb-05         $ 256,571
       Mar-05         $ 250,526
       Apr-05         $ 244,865
       May-05         $ 251,006
       Jun-05         $ 250,814
       Jul-05         $ 258,298
       Aug-05         $ 257,722
       Sep-05         $ 265,686
       Oct-05         $ 259,278
       Nov-05         $ 267,434
       Dec-05         $ 259,474



4  BURNHAM FUND

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  ASSET ALLOCATION (AS A % OF NET ASSETS)

                                [GRAPHIC OMITTED]
                                   BRACKET ART

The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance.

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common stocks
(net of call options written) ............  92%
Cash and other net Assets ................   5%
Registered Investment Companies ..........   3%

TOP INDUSTRIES - COMMON STOCK             % NET
(NET OF CALL OPTIONS WRITTEN)            ASSETS
------------------------------------------------
 Energy                                  26.70%
------------------------------------------------
 Information Technology                  15.48%
------------------------------------------------
 Financial Services                      10.52%
------------------------------------------------
 Consumer Discretionary                  10.03%
------------------------------------------------
 Consumer Staples                         9.79%
------------------------------------------------
 Healthcare                               8.36%
------------------------------------------------
 Industrials                              5.34%
------------------------------------------------
 Utilities                                5.07%
------------------------------------------------
 Materials                                1.19%
                                         ------
                                         92.48%
                                         ======

TOP 10 COMMON STOCK HOLDINGS              % NET
(NET OF CALL OPTIONS WRITTEN)            ASSETS
------------------------------------------------
 Exxon Mobil Corp.                        6.45%
------------------------------------------------
 Google Inc., Class A                     5.13%
------------------------------------------------
 American Express Co.                     4.54%
------------------------------------------------
 The Williams Companies, Inc.             4.09%
------------------------------------------------
 PepsiCo, Inc.                            3.91%
------------------------------------------------
 General Electric Co.                     3.09%
------------------------------------------------
 International Business Machines Corp.    2.90%
------------------------------------------------
 Altria Group, Inc.                       2.64%
------------------------------------------------
 McDonald's Corp.                         2.38%
------------------------------------------------
 BP p.l.c. - Sponsored ADR                2.27%
                                         ------
                                         37.40%
                                         ======

TOTAL RETURN+
--------------------------------------------------------------------------------
GROWTH OF $10,000 OVER TEN YEARS

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Date               Burnham Fund      w/load       S&P 500
      Dec-95 $        10,000   $    9,500   $     10,000
      Jan-96 $        10,301   $    9,786   $     10,340
      Feb-96 $        10,360   $    9,842   $     10,436
      Mar-96 $        10,450   $    9,927   $     10,536
      Apr-96 $        10,540   $   10,013   $     10,691
      May-96 $        10,753   $   10,215   $     10,967
      Jun-96 $        10,689   $   10,155   $     11,009
      Jul-96 $        10,178   $    9,669   $     10,522
      Aug-96 $        10,425   $    9,903   $     10,744
      Sep-96 $        10,962   $   10,414   $     11,349
      Oct-96 $        11,265   $   10,702   $     11,662
      Nov-96 $        11,916   $   11,320   $     12,544
      Dec-96 $        11,760   $   11,172   $     12,296
      Jan-97 $        12,400   $   11,780   $     13,064
      Feb-97 $        12,211   $   11,601   $     13,166
      Mar-97 $        11,873   $   11,279   $     12,625
      Apr-97 $        12,392   $   11,772   $     13,379
      May-97 $        12,993   $   12,343   $     14,193
      Jun-97 $        13,565   $   12,886   $     14,829
      Jul-97 $        14,513   $   13,787   $     16,010
      Aug-97 $        13,953   $   13,255   $     15,113
      Sep-97 $        14,479   $   13,755   $     15,941
      Oct-97 $        14,185   $   13,475   $     15,409
      Nov-97 $        14,405   $   13,684   $     16,122
      Dec-97 $        14,668   $   13,935   $     16,400
      Jan-98 $        14,612   $   13,882   $     16,582
      Feb-98 $        15,583   $   14,804   $     17,777
      Mar-98 $        16,356   $   15,538   $     18,687
      Apr-98 $        16,756   $   15,918   $     18,876
      May-98 $        16,445   $   15,622   $     18,551
      Jun-98 $        17,074   $   16,221   $     19,305
      Jul-98 $        16,798   $   15,958   $     19,100
      Aug-98 $        13,870   $   13,176   $     16,338
      Sep-98 $        14,792   $   14,053   $     17,385
      Oct-98 $        15,618   $   14,837   $     18,799
      Nov-98 $        16,500   $   15,675   $     19,938
      Dec-98 $        17,909   $   17,014   $     21,086
      Jan-99 $        18,835   $   17,893   $     21,968
      Feb-99 $        17,942   $   17,045   $     21,285
      Mar-99 $        19,051   $   18,099   $     22,136
      Apr-99 $        19,712   $   18,727   $     22,993
      May-99 $        18,880   $   17,936   $     22,450
      Jun-99 $        20,023   $   19,022   $     23,696
      Jul-99 $        19,460   $   18,487   $     22,957
      Aug-99 $        19,664   $   18,681   $     22,842
      Sep-99 $        19,344   $   18,377   $     22,216
      Oct-99 $        21,023   $   19,972   $     23,622
      Nov-99 $        21,984   $   20,884   $     24,102
      Dec-99 $        23,769   $   22,580   $     25,521
      Jan-00 $        23,592   $   22,413   $     24,239
      Feb-00 $        24,162   $   22,954   $     23,780
      Mar-00 $        25,564   $   24,286   $     26,107
      Apr-00 $        24,994   $   23,744   $     25,321
      May-00 $        24,504   $   23,279   $     24,802
      Jun-00 $        26,265   $   24,951   $     25,413
      Jul-00 $        26,040   $   24,738   $     25,016
      Aug-00 $        28,822   $   27,381   $     26,570
      Sep-00 $        28,406   $   26,985   $     25,167
      Oct-00 $        27,505   $   26,130   $     25,061
      Nov-00 $        24,517   $   23,291   $     23,085
      Dec-00 $        24,262   $   23,049   $     23,198
      Jan-01 $        24,964   $   23,716   $     24,021
      Feb-01 $        22,124   $   21,018   $     21,830
      Mar-01 $        20,720   $   19,684   $     20,448
      Apr-01 $        22,839   $   21,697   $     22,036
      May-01 $        22,751   $   21,614   $     22,184
      Jun-01 $        22,193   $   21,084   $     21,644
      Jul-01 $        21,501   $   20,426   $     21,431
      Aug-01 $        20,276   $   19,262   $     20,090
      Sep-01 $        19,103   $   18,148   $     18,467
      Oct-01 $        19,455   $   18,482   $     18,820
      Nov-01 $        20,295   $   19,281   $     20,263
      Dec-01 $        20,803   $   19,763   $     20,441
      Jan-02 $        20,776   $   19,737   $     20,142
      Feb-02 $        20,131   $   19,124   $     19,754
      Mar-02 $        21,034   $   19,982   $     20,497
      Apr-02 $        19,710   $   18,725   $     19,254
      May-02 $        19,534   $   18,557   $     19,112
      Jun-02 $        18,563   $   17,635   $     17,751
      Jul-02 $        17,100   $   16,245   $     16,367
      Aug-02 $        16,893   $   16,048   $     16,475
      Sep-02 $        15,784   $   14,994   $     14,684
      Oct-02 $        16,245   $   15,433   $     15,977
      Nov-02 $        16,576   $   15,747   $     16,917
      Dec-02 $        15,989   $   15,190   $     15,923
      Jan-03 $        15,730   $   14,944   $     15,506
      Feb-03 $        15,583   $   14,804   $     15,273
      Mar-03 $        15,842   $   15,050   $     15,422
      Apr-03 $        16,696   $   15,861   $     16,692
      May-03 $        17,270   $   16,406   $     17,572
      Jun-03 $        17,472   $   16,599   $     17,796
      Jul-03 $        17,795   $   16,905   $     18,110
      Aug-03 $        17,914   $   17,018   $     18,463
      Sep-03 $        17,797   $   16,907   $     18,267
      Oct-03 $        18,421   $   17,500   $     19,300
      Nov-03 $        18,646   $   17,713   $     19,470
      Dec-03 $        19,445   $   18,472   $     20,491
      Jan-04 $        19,834   $   18,843   $     20,867
      Feb-04 $        20,275   $   19,261   $     21,157
      Mar-04 $        20,000   $   19,000   $     20,838
      Apr-04 $        19,257   $   18,294   $     20,511
      May-04 $        19,488   $   18,514   $     20,792
      Jun-04 $        19,640   $   18,658   $     21,196
      Jul-04 $        19,113   $   18,157   $     20,495
      Aug-04 $        19,077   $   18,123   $     20,577
      Sep-04 $        19,351   $   18,383   $     20,800
      Oct-04 $        19,604   $   18,623   $     21,118
      Nov-04 $        20,318   $   19,302   $     21,973
      Dec-04 $        20,807   $   19,767   $     22,720
      Jan-05 $        20,385   $   19,366   $     22,167
      Feb-05 $        20,917   $   19,871   $     22,633
      Mar-05 $        20,424   $   19,403   $     22,232
      Apr-05 $        19,963   $   18,964   $     21,810
      May-05 $        20,463   $   19,440   $     22,504
      Jun-05 $        20,447   $   19,425   $     22,536
      Jul-05 $        21,058   $   20,005   $     23,374
      Aug-05 $        21,011   $   19,960   $     23,161
      Sep-05 $        21,660   $   20,577   $     23,349
      Oct-05 $        21,137   $   20,081   $     22,960
      Nov-05 $        21,802   $   20,712   $     23,828
      Dec-05 $        21,963   $   20,865   $     23,804


                       WITH NO        WITH MAX.
AVERAGE           SALES CHARGE     SALES CHARGE
ANNUAL RETURNS         OR CDSC          OR CDSC
------------------------------------------------
CLASS A
------------------------------------------------
 One year                5.55%            0.27%
------------------------------------------------
 Three years            11.15%            9.27%
------------------------------------------------
 Five years            (1.97)%          (2.97)%
------------------------------------------------
 Ten years               8.18%            7.62%
------------------------------------------------

CLASS B
------------------------------------------------
 One year                4.77%            0.77%
------------------------------------------------
 Three years            10.32%            9.49%
------------------------------------------------
 Five years            (2.69)%          (2.85)%
------------------------------------------------
 Ten years               7.40%            7.40%
------------------------------------------------

CLASS C
------------------------------------------------
 One year                 4.77%           3.77%
------------------------------------------------
 Since inception          7.41%           7.40%
------------------------------------------------

                       WITH NO        WITH MAX.
CUMULATIVE        SALES CHARGE     SALES CHARGE
TOTAL RETURNS          OR CDSC          OR CDSC
------------------------------------------------
CLASS A
------------------------------------------------
 One year                5.55%            0.27%
------------------------------------------------
 Three years            37.33%           30.47%
------------------------------------------------
 Five years            (9.49)%         (14.02)%
------------------------------------------------
 Ten years             119.57%          108.59%
------------------------------------------------

CLASS B
------------------------------------------------
 One year                4.77%            0.77%
------------------------------------------------
 Three years            34.30%           31.30%
------------------------------------------------
 Five years           (12.77)%         (13.47)%
------------------------------------------------
 Ten years             104.27%          104.27%
------------------------------------------------

CLASS C
------------------------------------------------
 One year                4.77%            3.77%
------------------------------------------------
 Since inception        12.67%           12.67%
------------------------------------------------

[BEGIN SIDEBAR]

PERFORMANCE OVER
--------------------------------------------------------------------------------
      THE PAST YEAR

                                [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +5.55%
                                 FUND (CLASS A)

                                [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +4.91%
                                     SECTOR

                                [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +5.85%
                                   PEER GROUP

THE FUND outperformed the S&P 500, DJIA and NASDAQ Indices.

THE SECTOR is represented by the S&P 500 Index(R) ("Standard & Poor's 500 Composite Stock Index"), an unmanaged index that includes a representative sample of 500 leading companies in leading industries in the U.S. economy.

THE PEER GROUP is represented by the funds in the Morningstar Large-Cap Blend category.

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            DATE                 FUND          SECTOR         PEER GROUP
           ------             ---------       --------       -----------
           Jan-05               -2.03%         -2.44%          -2.26%
           Feb-05                0.53%         -0.38%          -0.15%
           Mar-05               -1.84%         -2.15%          -1.94%
           Apr-05               -4.06%         -4.00%          -4.20%
           May-05               -1.65%         -0.95%          -1.12%
           Jun-05               -1.73%         -0.81%          -0.53%
           Jul-05                1.20%          2.88%           3.16%
           Aug-05                0.98%          1.94%           2.48%
           Sep-05                4.10%          2.77%           3.53%
           Oct-05                1.59%          1.05%           1.63%
           Nov-05                4.78%          4.88%           5.29%
           Dec-05                5.55%          4.77%           5.85%


--------------------------------------
MODERN PORTFOLIO THEORY STATISTICS**
THREE-YEAR RANGE

--------------------------------------
 Beta                           0.78
--------------------------------------
 R(2)                             86
--------------------------------------
 Alpha                         (0.39)
--------------------------------------
 Standard Deviation             7.74
--------------------------------------
 Sharpe Ratio                   1.16
--------------------------------------

*     KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**    SOURCE: MORNINGSTAR PRINCIPIA, DECEMBER 2005

[END SIDEBAR]


                                                                 BURNHAM FUND  5

BURNHAM
              FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]
INVESTMENT FOCUS

                                 STYLE
---------------------------------------------------
MARKET CAP             VALUE     BLEND     GROWTH
---------------------------------------------------
LARGE
---------------------------------------------------
MEDIUM                   o
---------------------------------------------------
SMALL
---------------------------------------------------

TICKER SYMBOLS
Class A                           BURKX
Class B                           BURMX
Class C                           BURNX

----------------------------------------

PORTFOLIO MANAGER
Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception

----------------------------------------

MINIMUM INVESTMENT
Regular accounts                 $2,500
IRAs                               $100

----------------------------------------

ASSET VALUES
Net assets, in millions         $150.62
Net asset value per share
Class A                          $21.15
Class B                          $20.35
Class C                          $21.05

----------------------------------------

MAXIMUM OFFERING PRICE
Class A                          $22.26

----------------------------------------

EXPENSE RATIOS (Annualized, after
expense reimbursement)
Class A                           1.59%
Class B                           2.34%
Class C                           2.34%

----------------------------------------

INCEPTION
Class A and B              June 7, 1999
Class C                  April 29, 2005

ALL DATA AS OF DECEMBER 31, 2005. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION INCLUDES THE MAXIMUM 5% SALES CHARGE. CLASS B AND C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

[END SIDEBAR]
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
 ANTON SCHUTZ PIC

"Solid economic fundamentals should contribute to a manageable operating environment for financials in 2006"

                                                                /S/ ANTON SCHUTZ
                                                                    ANTON SCHUTZ
                                                               Portfolio Manager

The Burnham Financial Services Fund (BURKX) outperformed its index in 2005. BURKX finished the year up 0.4% while the NASDAQ Bank Index ended the year down over 4.0%. In a year defined by Fed increases and a flattening yield curve, the selling pressure on financials created some difficulty for the sector and the Fund in the first half of the year, but economic clarity and the pace of M&A activity both improved in the fourth quarter, stimulating a rally, particularly in the large cap arena.

YEAR IN REVIEW

Fundamentally, most financials performed well and improved earnings in 2005, despite rising rates and spread pressure. Money center banks, trust & processing banks, regional banks, and mid cap banks improved earnings per share 16%, 17%, 9%, and 9%, respectively. Western banks led the small cap group with 25% '05 EPS growth, followed by Southern small caps (+12%), Midwestern small caps (+8%), Mid-Atlantic small caps (+6%), and New England small caps (+3%). Despite the strong earnings growth in small caps, the rising rate environment and flattening yield curve created an indiscriminate sell-off in banks and thrifts, and pushed capital targeting the financial sector into brokers, exchanges, and insurers. This resulted in multiple contraction for the small cap bank and thrift group despite reasonable earnings growth.

Strong economic growth in 2005 also led to continued credit improvement. These outcomes are consistent with our representation going into 2005 that rising rates (which, of course, are raised to combat inflation stemming from strong economic growth) are not as bad for banks, fundamentally, as the broader investor community is led to believe, and rising rate environments can be managed.

The Burnham Financial Services Fund continued to have a greater portion of assets invested in small to mid cap financials with a focus on those companies that could be potential targets for acquisitions. Many of the funds top names were active during the year. In fact, the funds biggest gainer for the year was Texas based SNB Bancshares (SNBT), which agreed to be acquired by Prosperity Bancshares (PRSP) for stock and cash. The fund took profits on about half its position in SNBT but it continued to be a top 10 position at the end of the year as we believe a "double dip" could be in store; PRSP is also an attractive acquisition target.

While SNBT contributed nicely to 2005 returns, merger and acquisition activity, as measured by the number of deals and total deal value, was relatively lackluster in 2005 as known buyers integrated 2004 acquisitions and sat on undervalued currencies. However, the pace of activity improved throughout the year.

Another big winner for the fund in 2005 was Centennial Bank Holdings (CBHI), originally a private equity deal that began trading in early October. The stock was up over 20% for the year. We continue to find CBHI an attractive holding due to its geography (Colorado) and management team and it continues to be a top 10 holding.

Hudson City Bancorp (HCBK), another top holding throughout the year, successfully completed its highly anticipated second step conversion in June. The fund received an immediate gain on the deal and it continues to be a core position as we believe the longer-term prospects for the company are excellent.

Lastly, the funds biggest position at the end of the year, Sovereign Bancorp
(SOV), was the clear winner in terms of attracting headlines. On October 24th SOV announced its plans to simultaneously sell a 19.8% stake to Banco Santander and acquire Independence Community Bank (ICBC, a New York based multi-family lender). SOV faces intense pressure on completing this deal from an activist shareholder. We continue to believe SOV is undervalued, and the transaction merely extends the period of time for SOV to realize its full take out value through a sale. SOV should enhance its footprint with the acquisition of ICBC, and for longer-term shareholders, there is real value to eventually be realized from the franchise.

2005 brought a reminder that the market will not always behave in a manner consistent with the fundamental underpinnings of an industry. Despite continued strong economic growth and strong earnings growth in banks and thrifts, multiple contraction in general in this sector more than offset this growth. Although we are pleased to have outperformed the index most comparable to our strategy (NASDAQ Bank Index for BURKX), we look forward to the opportunities we see in 2006.

LOOKING AHEAD: OUTLOOK AND POSITIONING

With signals from the Fed that it could be close to done raising interest rates, we believe we are well positioned for the movement of capital back into the relatively cheaper banks and thrifts (as compared to other industries) and out of the higher risk and higher valued sectors and sub sectors of financials.

We are optimistic about 2006, largely due to the following expectations: 1.) M&A activity may increase in 2006, 2.) The Federal Reserve has hinted that it is near the end of its tightening phase and bank and thrift stocks may come back into favor, and 3.) continued economic strength should help maintain a relatively solid operating environment for banks and a modestly steepening yield curve should provide relief to bank net interest margins.

MERGER & ACQUISITION ACTIVITY

Profiting from consolidation activity is a significant part of the Funds' core strategy. The portfolios remain biased toward carefully selected takeover candidates. We expect to see a pick up in consolidation activity of the U.S. depositories, which should benefit the Fund.

LIKELY PAUSE IN FED TIGHTENING

Although the exact resting place for the Fed Funds rate is unknown, we tend to agree with the general consensus that at least one or two more rate hikes are in store and it is very possible we will see a 5% Fed Funds rate in 2006. We believe that a Fed pause could move financials back into favor in 2006.

SOLID ECONOMIC ENVIRONMENT AND STEEPER YIELD CURVE

Solid economic fundamentals should contribute to a manageable operating environment for financials in 2006.

The expected economic growth should continue to fuel commercial loan demand and keep credit strong. On the consumer side, we expect to see more rational spending (the U.S. savings rate was negative in 2005) and mild credit deterioration.

In sum, overall financial performance should be stronger in 2006 than in 2005. All of the aforementioned factors add up to a positive outlook for the Fund in 2006, particularly on the M&A front as we seek outsize returns by identifying undervalued takeover candidates and work to protect the portfolio with our options strategy.


6  FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  ASSET ALLOCATION (AS A % OF MARKET VALUE)

                                [GRAPHIC OMITTED]
                                  BRACKET ART

The fund seeks capital appreciation.

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common stocks
(net of call options written) .................  96%
Cash and other net assets .....................   4%

TOP 10 INDUSTRIES - COMMON STOCK               % NET
(NET OF CALL OPTIONS WRITTEN)                 ASSETS
----------------------------------------------------
Savings & Loan Companies - Regional           43.08%
-----------------------------------------------------
Banks - Regional                              32.99%
-----------------------------------------------------
Other Diversified Financial Services           7.82%
-----------------------------------------------------
Investment Banking & Brokerage                 3.76%
-----------------------------------------------------
Diversified Banks                              3.03%
-----------------------------------------------------
Real Estate Investment Trusts                  2.57%
-----------------------------------------------------
Insurance                                      2.07%
-----------------------------------------------------
Investment Management                          1.96%
-----------------------------------------------------
Insurance-Property & Casualty                  0.86%
-----------------------------------------------------
Specialized Finance                            0.30%
                                              ------
                                              98.44%
                                              ======

TOP 10 COMMON STOCK HOLDINGS                   % NET
(NET OF CALL OPTIONS WRITTEN)                 ASSETS
-----------------------------------------------------
Sovereign Bancorp, Inc.                        7.12%
-----------------------------------------------------
People's Bank                                  5.84%
-----------------------------------------------------
Hudson City Bancorp., Inc.                     5.63%
-----------------------------------------------------
Centennial Bank Holdings, Inc.                 5.34%
-----------------------------------------------------
U.S.B. Holding Co., Inc.                       3.80%
-----------------------------------------------------
Dime Community Bancshares, Inc.                3.69%
-----------------------------------------------------
Citigroup Inc.                                 2.90%
-----------------------------------------------------
Morgan Stanley                                 2.78%
-----------------------------------------------------
North Fork Bancorp., Inc.                      2.72%
----------------------------------------------------
SNB Bancshares, Inc.                           2.66%
                                              -------
                                              42.48%
                                              =======

TOTAL RETURN+
--------------------------------------------------------------------------------
GROWTH OF $10,000 SINCE INCEPTION

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            FINANCIAL SERVICES                                     NASDAQ
                  CLASS A                                         FINANCIAL
DATE             W/O LOAD         W/LOAD        NAS BANK INDEX*   100 INDEX*
                ----------        ------        --------------    ----------

    June 7, 1999 $  10,000        $    9,500    $  10,000        $  10,000
          Jun-99 $  10,510        $    9,985    $  10,079        $  10,010
          Jul-99 $  10,380        $    9,861    $   9,780        $   9,351
          Aug-99 $   9,900        $    9,405    $   9,372        $   8,784
          Sep-99 $   9,780        $    9,291    $   9,084        $   8,388
          Oct-99 $  10,450        $    9,928    $   9,720        $   9,070
          Nov-99 $  10,280        $    9,766    $   9,530        $   9,047
          Dec-99 $   9,810        $    9,320    $   9,127        $   8,724
          Jan-00 $   9,209        $    8,748    $   8,565        $   8,024
          Feb-00 $   8,668        $    8,234    $   7,820        $   7,442
          Mar-00 $   9,710        $    9,224    $   8,259        $   8,229
          Apr-00 $  10,001        $    9,501    $   8,060        $   7,742
          May-00 $  10,582        $   10,053    $   8,402        $   7,895
          Jun-00 $  10,622        $   10,091    $   8,080        $   7,485
          Jul-00 $  11,454        $   10,881    $   8,401        $   7,831
          Aug-00 $  12,466        $   11,842    $   9,033        $   8,590
          Sep-00 $  13,438        $   12,766    $   9,600        $   9,095
          Oct-00 $  13,107        $   12,452    $   9,462        $   8,964
          Nov-00 $  13,137        $   12,480    $   9,509        $   8,714
          Dec-00 $  14,988        $   14,239    $  10,466        $   9,685
          Jan-01 $  15,558        $   14,781    $  10,556        $   9,545
          Feb-01 $  16,118        $   15,312    $  10,338        $   9,247
          Mar-01 $  16,301        $   15,486    $  10,163        $   8,931
          Apr-01 $  16,882        $   16,038    $  10,413        $   9,307
          May-01 $  18,108        $   17,203    $  10,862        $   9,616
          Jun-01 $  18,700        $   17,765    $  11,381        $  10,006
          Jul-01 $  19,238        $   18,276    $  11,749        $  10,278
          Aug-01 $  19,088        $   18,133    $  11,314        $   9,811
          Sep-01 $  17,797        $   16,907    $  11,131        $   9,582
          Oct-01 $  17,657        $   16,774    $  10,720        $   9,176
          Nov-01 $  18,388        $   17,469    $  11,162        $   9,668
          Dec-01 $  19,377        $   18,408    $  11,537        $  10,014
          Jan-02 $  20,027        $   19,025    $  11,801        $  10,148
          Feb-02 $  20,174        $   19,165    $  12,004        $  10,351
          Mar-02 $  21,229        $   20,167    $  12,640        $  10,869
          Apr-02 $  22,161        $   21,053    $  13,126        $  11,115
          May-02 $  22,455        $   21,332    $  13,031        $  10,932
          Jun-02 $  22,050        $   20,948    $  13,001        $  10,625
          Jul-02 $  21,229        $   20,167    $  12,461        $  10,187
          Aug-02 $  22,063        $   20,959    $  12,794        $  10,413
          Sep-02 $  21,057        $   20,004    $  11,886        $   9,487
          Oct-02 $  21,805        $   20,715    $  12,107        $   9,761
          Nov-02 $  22,504        $   21,379    $  12,136        $   9,802
          Dec-02 $  22,777        $   21,638    $  12,058        $   9,639
          Jan-03 $  23,261        $   22,098    $  11,998        $   9,491
          Feb-03 $  23,062        $   21,909    $  11,993        $   9,393
          Mar-03 $  23,324        $   22,158    $  11,774        $   9,196
          Apr-03 $  25,200        $   23,940    $  12,460        $   9,747
          May-03 $  26,232        $   24,920    $  13,324        $  10,564
          Jun-03 $  26,455        $   25,133    $  13,285        $  10,547
          Jul-03 $  28,034        $   26,632    $  13,798        $  10,938
          Aug-03 $  28,444        $   27,021    $  14,045        $  11,122
          Sep-03 $  28,791        $   27,352    $  14,008        $  11,079
          Oct-03 $  30,631        $   29,099    $  15,051        $  11,919
          Nov-03 $  31,202        $   29,642    $  15,472        $  12,115
          Dec-03 $  32,039        $   30,437    $  15,670        $  12,348
          Jan-04 $  33,298        $   31,633    $  15,851        $  12,649
          Feb-04 $  34,032        $   32,330    $  16,075        $  12,902
          Mar-04 $  34,202        $   32,492    $  15,936        $  12,730
          Apr-04 $  31,960        $   30,362    $  15,111        $  12,017
          May-04 $  32,708        $   31,072    $  15,483        $  12,302
          Jun-04 $  32,642        $   31,010    $  15,729        $  12,482
          Jul-04 $  32,092        $   30,487    $  15,410        $  12,230
          Aug-04 $  33,022        $   31,371    $  15,862        $  12,628
          Sep-04 $  33,861        $   32,168    $  16,084        $  12,767
          Oct-04 $  34,543        $   32,816    $  16,596        $  13,128
          Nov-04 $  35,775        $   33,986    $  17,431        $  13,818
          Dec-04 $  36,245        $   34,433    $  17,393        $  13,900
          Jan-05 $  35,198        $   33,438    $  16,652        $  13,243
          Feb-05 $  34,682        $   32,948    $  16,388        $  13,083
          Mar-05 $  34,135        $   32,428    $  16,039        $  12,842
          Apr-05 $  33,184        $   31,525    $  15,523        $  12,473
          May-05 $  33,909        $   32,214    $  16,041        $  13,004
          Jun-05 $  34,875        $   33,132    $  16,454        $  13,413
          Jul-05 $  35,745        $   33,958    $  17,232        $  13,983
          Aug-05 $  35,133        $   33,377    $  16,823        $  13,658
          Sep-05 $  34,489        $   32,764    $  16,362        $  13,469
          Oct-05 $  34,714        $   32,979    $  16,677        $  13,813
          Nov-05 $  36,035        $   34,234    $  17,053        $  14,213
          Dec-05 $  36,380        $   34,561    $  16,640        $  13,882



                       WITH NO       WITH MAX.
AVERAGE           SALES CHARGE    SALES CHARGE
ANNUAL RETURNS         OR CDSC         OR CDSC
-----------------------------------------------

CLASS A
-----------------------------------------------
 One year                0.37%         (4.65)%
-----------------------------------------------
 Three years            16.89%          14.90%
-----------------------------------------------
 Five years             19.40%          18.18%
-----------------------------------------------
 Since inception        21.71%          20.77%

CLASS B
-----------------------------------------------
 One year              (0.34)%         (4.09)%
-----------------------------------------------
 Three years            16.05%          15.31%
-----------------------------------------------
 Five years             18.52%          18.41%
-----------------------------------------------
 Since inception        20.77%          20.77%

CLASS C***++
-----------------------------------------------
 Since inception         9.19%           8.19%

*** COMMENCED OPERATIONS ON APRIL 29, 2005.

++ NOT ANNUALIZED.

                       WITH NO       WITH MAX.
CUMULATIVE        SALES CHARGE    SALES CHARGE
TOTAL RETURNS          OR CDSC         OR CDSC
-----------------------------------------------
CLASS A
-----------------------------------------------
 One year                0.37%         (4.65)%
-----------------------------------------------
 Three years            59.72%          51.73%
-----------------------------------------------
 Five years            142.72%         130.58%
-----------------------------------------------
 Since inception       263.80%         245.61%

CLASS B
-----------------------------------------------
 One year              (0.34)%         (4.09)%
-----------------------------------------------
 Three years            56.36%          53.36%
-----------------------------------------------
 Five years            133.87%         132.87%
-----------------------------------------------
 Since inception       245.73%         245.73%

CLASS C***++
-----------------------------------------------
 Since inception         9.19%           8.19%

[BEGIN SIDEBAR]
PERFORMANCE OVER
--------------------------------------------------------------------------------
      THE PAST YEAR

                               [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +0.37%
                                 FUND (CLASS A)

                               [GRAPHIC OMITTED]
                                 DOWN ARROW ART

                                     -0.13%
                                     SECTOR

                               [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +6.52%
                                   PEER GROUP

THE FUND outperformed its sector benchmark but underperformed to its peer group.

THE SECTOR is represented by the NASDAQ Financial 100 Index, an unmanaged index of the 100 largest financial companies traded on the NASDAQ market system and the NASDAQ small cap market.

THE PEER GROUP is represented by the funds in the Morningstar Specialty
- Financial investment category.

                                [GRAPHIC OMITTED]
                      EDGAR REPRESENTATION OF DATA POINTS

             DATE                 FUND          SECTOR         PEER GROUP
           ------             ---------       --------       -----------
            Jan-05              -2.89%         -4.73%         -4.2615000%
            Feb-05              -4.31%         -5.88%         -5.7767532%
            Mar-05              -5.82%         -7.61%         -7.7827662%
            Apr-05              -8.44%        -10.26%        -10.7527144%
            May-05              -6.44%         -6.45%         -7.7709626%
            Jun-05              -3.78%         -3.50%         -5.3987395%
            Jul-05              -1.38%          0.60%         -0.9258973%
            Aug-05              -3.07%         -1.74%         -3.2757369%
            Sep-05              -4.84%         -3.10%         -5.9254981%
            Oct-05              -4.22%         -0.63%         -4.1170098%
            Nov-05              -0.58%          2.25%         -1.9545608%
            Dec-05               0.37%         -0.13%         -4.3267702%



MODERN PORTFOLIO THEORY STATISTICS**
THREE-YEAR RANGE
---------------------------------------
 Beta                              0.78
---------------------------------------
 R(2)                                53
---------------------------------------
 Alpha                             4.87
---------------------------------------
 Standard Deviation                9.83
---------------------------------------
 Sharpe Ratio                      1.44
---------------------------------------

*     KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**    SOURCE: MORNINGSTAR PRINCIPIA, DECEMBER 2005

[END SIDEBAR]


                                                      FINANCIAL SERVICES FUND  7

BURNHAM

      FINANCIAL INDUSTRIES FUND
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]
INVESTMENT FOCUS

                                 STYLE
---------------------------------------------------
MARKET CAP             VALUE     BLEND     GROWTH
---------------------------------------------------
LARGE                    o
---------------------------------------------------
MEDIUM
---------------------------------------------------
SMALL
---------------------------------------------------

TICKER SYMBOLS
Class A                               BURFX
Class C                               BURCX

--------------------------------------------

PORTFOLIO MANAGER
Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception

--------------------------------------------

MINIMUM INVESTMENT
Regular accounts                     $2,500
IRAs                                   $100

--------------------------------------------

ASSET VALUES
Net assets, in millions              $33.00
Net asset value per share
Class A                              $11.52
Class C                              $11.44

--------------------------------------------

MAXIMUM OFFERING PRICE
Class A                              $12.13

--------------------------------------------

EXPENSE RATIOS (Annualized, after
expense reimbursement)
Class A                               1.79%
Class C                               2.49%

--------------------------------------------

INCEPTION
Class A and C                April 30, 2004

ALL DATA AS OF DECEMBER 31, 2005. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION INCLUDES THE MAXIMUM 5% SALES CHARGE. CLASS C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

[END SIDEBAR]

[GRAPHIC OMITTED]
ANTON SCHUTZ PIC
Portfolio Manager

"Solid economic fundamentals should contribute to a manageable operating environment for financials in 2006"

                                                                /S/ ANTON SCHUTZ
                                                                    ANTON SCHUTZ
                                                               Portfolio Manager

The Burnham Financial Industries Fund (BURFX) outperformed its index in 2005. BURFX completed the year up 8.4%, while the PHLX/KBW Bank Index ("BKX") fin-ished 2005 down 0.26%. In a year defined by Fed increases and a flattening yield curve, the selling pressure on financials created some difficulty for the sector and the Fund in the first half of the year, but economic clarity and the pace of M&A activity both improved in the fourth quarter, stimulating a rally, particularly in the large cap arena, which largely benefited BURFX.

YEAR IN REVIEW

Fundamentally, most financials performed well and improved earnings in 2005, despite rising rates and spread pressure. Money center banks, trust & processing banks, regional banks, and mid cap banks improved earnings per share 16%, 17%, 9%, and 9%, respectively. Despite the strong earnings growth in small caps, the rising rate environment and flattening yield curve created an indiscriminate sell-off in banks and thrifts, and pushed capital targeting the financial sector into brokers, exchanges, and insurers. Money within the sector gravitated towards large broker dealers due to healthy capital markets. In addition, large cap money center banks performed well due to attractive valuations, healthy dividend yields, aggressive capital management (share buy backs) and strong fee income.

Strong economic growth in 2005 also led to continued credit improvement. These outcomes are consistent with our representation going into 2005 that rising rates (which, of course, are raised to combat inflation stemming from strong economic growth) are not as bad for banks, fundamentally, as the broader investor community is led to believe, and rising rate environments can be managed.

The Burnham Financial Industries Fund began the year heavily weighted in the Investment Banking and Brokerage sector and Diversified Banks (greater proportion of income from fees versus spread). The Fund benefited from this overweighting by holding and trading around names like Morgan Stanley (MS), Merrill Lynch (MER), Citigroup (C) and JPMorgan (JPM). However, as the year progressed we lowered our exposure in Investment Banking and Brokerage from 23% of assets under management to 9% of assets under management as we felt valuations were not as attractive.

The Fund also benefited from continued consolidation of the monoline credit card companies. In particular, Providian (PVN) which was acquired by Washington Mutual (WM) and MBNA (KRB) which was acquired by Banc of America (BAC). Not only did the fund benefit from banks buying credit card companies, but it also benefited from a credit card company buying a bank when Capital One (COF) announced its entry into banking with the purchase of Hibernia (HIB).

Similar to the Burnham Financial Services Fund, the Burnham Financial Industries Fund benefited from the Hudson City Bancorp (HCBK) highly anticipated second step conversion in June. The fund received an immediate gain on the deal and it was the Funds top holding at the end of the year and continues to be a core position as we believe the longer-term prospects for the company are excellent.

One of the funds top positions throughout the year, Sovereign Bancorp (SOV), was the clear winner in terms of attracting headlines. On October 24th SOV announced its plans to simultaneously sell a 19.8% stake to Banco Santander and acquire Independence Community Bank (ICBC, a New York based multi-family lender). SOV faces intense pressure on completing this deal from an activist shareholder. We continue to believe SOV is undervalued, and the transaction merely extends the period of time for SOV to realize its full take out value through a sale. SOV should enhance its footprint with the acquisition of ICBC, and for longer-term shareholders, there is real value to eventually be realized from the franchise.

One of the new names to our top holdings is PNC Financial Services Group (PNC), which we began to add in the fourth quarter. PNC is nearing completion of a "retooling" that included significant expense reductions and improved operations. The bank has a very attractive processing business and owns approximately 70% of the highly respected investment management company BlackRock (BLK), which was recently rumored to be of interest to Merrill Lynch
(MER).

Lastly, as a larger portion of assets under management are in mid to large cap names, the Fund was able to generate returns from writing covered calls.

LOOKING AHEAD: OUTLOOK AND POSITIONING

With signals from the Fed that it could be close to done raising interest rates, we believe we are well positioned for the movement of capital back into banks that should benefit from an improved interest rate environment (either stable spreads or steepening yield curve).

We are optimistic about 2006, largely due to the following expectations: 1.) Continued aggressive capital management, 2.) The Federal Reserve has signaled that is near the end of its tightening phase and bank and thrift stocks may come back into favor, and 3.) continued economic strength should help maintain a relatively solid operating environment for banks and a modestly steepening yield curve should provide relief to bank net interest margins.

AGGRESSIVE CAPITAL MANAGEMENT

Many of the mid to large cap banks have not had any problem generating cash. Many are returning that cash to shareholders through increased dividends and share repurchases. We expect this trend to continue in 2006, which should provide a level of support for these stocks.

LIKELY PAUSE IN FED TIGHTENING

Although the exact resting place for the Fed Funds rate is unknown, we tend to agree with the general consensus that at least one or two more rate hikes are in store and it is very possible we will see a 5% Fed Funds rate in 2006. We believe that a Fed pause could move finan-cials back into favor in 2006.

SOLID ECONOMIC ENVIRONMENT AND STEEPER YIELD CURVE

Solid economic fundamentals should contribute to a manageable operating environment for financials in 2006.

The expected economic growth should continue to fuel commercial loan demand and keep credit strong. On the consumer side, we expect to see more rational spending (the U.S. savings rate was negative in 2005) and mild credit deterioration.

In sum, overall financial performance should be stronger in 2006 than in 2005. All of the aforementioned factors add up to a positive outlook for the Funds in 2006, particularly on the M&A front as we seek outsize returns by identifying undervalued takeover candidates and work to protect the portfolio with our options strategy.


8  FINANCIAL INDUSTRIES FUND

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
ASSET ALLOCATION (AS A % OF NET ASSETS)

                                [GRAPHIC OMITTED]
                                  BRACKET ART

The fund seeks capital appreciation.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common stocks  .................................................   91%
(net of call options written and short sales)
Cash and other net assets ......................................    9%

TOP INDUSTRIES - COMMON STOCK                    % NET
(NET OF CALL OPTIONS WRITTEN AND SHORT SALES)   ASSETS
-------------------------------------------------------
Savings & Loan Companies - Regional             29.83%
-------------------------------------------------------
Banks - Regional                                21.09%
-------------------------------------------------------
Diversified Banks                               10.73%
-------------------------------------------------------
Investment Banking & Brokerage                   9.35%
-------------------------------------------------------
Other Diversified Financial Services             8.42%
-------------------------------------------------------
Asset Management & Custody Banks                 7.11%
-------------------------------------------------------
Insurance                                        4.66%
                                                ------
                                                91.19%
                                                ======

TOP 10 COMMON STOCK HOLDINGS                     % NET
(NET OF CALL OPTIONS WRITTEN AND SHORT SALES)   ASSETS
-------------------------------------------------------
Hudson City Bancorp, Inc.                       12.85%
-------------------------------------------------------
TD Banknorth Inc.                                6.60%
-------------------------------------------------------
The PNC Financial Services Group, Inc.           6.38%
-------------------------------------------------------
People's Bank                                    5.65%
-------------------------------------------------------
Sovereign Bancorp, Inc.                          5.11%
-------------------------------------------------------
Morgan Stanley                                   5.08%
-------------------------------------------------------
The Bank of New York Co., Inc.                   4.71%
-------------------------------------------------------
Aspen Insurance Holdings Ltd.                    4.66%
-------------------------------------------------------
Marshall & Ilsley Corp.                          4.41%
-------------------------------------------------------
Comerica Inc.                                    4.28%
                                                ------
                                                59.73%
                                                ======

TOTAL RETURN+
--------------------------------------------------------------------------------
GROWTH OF $10,000 SINCE INCEPTION

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                FINANCIAL INDUSTRIES
                   FUND CLASS A
                     W/O LOAD         W/LOAD   PHLX/KBW BANK INDEX*
                     ----------      ------    -------------------
     April 30, 2004  $ 10,000       $   9,500      $   10,000
             May-04  $ 10,510       $   9,985      $   10,165
             Jun-04  $ 10,470       $   9,946      $   10,135
             Jul-04  $ 10,230       $   9,718      $    9,946
             Aug-04  $ 10,540       $  10,013      $   10,396
             Sep-04  $ 10,690       $  10,155      $   10,231
             Oct-04  $ 10,920       $  10,374      $   10,424
             Nov-04  $ 11,270       $  10,706      $   10,607
             Dec-04  $ 11,387       $  10,818      $   10,915
             Jan-05  $ 11,176       $  10,617      $   10,598
             Feb-05  $ 11,196       $  10,636      $   10,434
             Mar-05  $ 11,256       $  10,694      $   10,123
             Apr-05  $ 11,136       $  10,579      $   10,211
             May-05  $ 11,327       $  10,760      $   10,326
             Jun-05  $ 11,719       $  11,133      $   10,386
             Jul-05  $ 11,990       $  11,391      $   10,472
             Aug-05  $ 12,000       $  11,400      $   10,293
             Sep-05  $ 11,809       $  11,219      $   10,081
             Oct-05  $ 12,091       $  11,486      $   10,432
             Nov-05  $ 12,312       $  11,696      $   10,864
             Dec-05  $ 12,434       $  11,812      $   10,887


                          WITH NO      WITH MAX.
AVERAGE              SALES CHARGE   SALES CHARGE
ANNUAL RETURNS            OR CDSC        OR CDSC
------------------------------------------------
CLASS A
------------------------------------------------
   One year                 8.38%         2.96%
------------------------------------------------
   Since inception         13.42%         9.99%
------------------------------------------------

CLASS C
------------------------------------------------
   One year                 7.65%         6.65%
------------------------------------------------
   Since inception         12.55%        12.55%
------------------------------------------------

                          WITH NO      WITH MAX.
CUMULATIVE           SALES CHARGE   SALES CHARGE
TOTAL RETURNS             OR CDSC        OR CDSC
------------------------------------------------
  CLASS A
------------------------------------------------
   One year                 8.38%         2.96%
------------------------------------------------
   Since inception         23.41%        17.24%
------------------------------------------------

CLASS C
------------------------------------------------
   One year                 7.65%         6.65%
------------------------------------------------
   Since inception         21.83%        21.83%
------------------------------------------------

[BEGIN SIDEBAR]

PERFORMANCE OVER
--------------------------------------------------------------------------------
      THE PAST YEAR

                                [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +8.38%
                                 FUND (CLASS A)

                                [GRAPHIC OMITTED]
                                  DOWN ARROW ART

                                     -0.26%
                                     SECTOR

                                [GRAPHIC OMITTED]
                                  UP ARROW ART

                                     +6.52%
                                   PEER GROUP

THE FUND outperformed both its benchmark index and peer group for the year.

THE SECTOR is represented by the PHLX/KBW Bank Index, a capitalization-weighted index composed of 24 diverse stocks representing national money center banks and leading regional institutions.

THE PEER GROUP is represented by the funds in the Morningstar Specialty -Financial investment category.

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     DATE                 FUND          SECTOR         PEER GROUP
     ------             ---------       --------       -----------
     Jan-05              -1.85%         -2.91%         -2.5300000%
     Feb-05              -1.68%         -4.41%         -2.5300000%
     Mar-05              -1.15%         -7.26%         -5.4541000%
     Apr-05              -2.21%         -6.45%         -6.7871972%
     May-05              -0.53%         -5.40%         -4.2984154%
     Jun-05               2.91%         -4.85%         -1.9824370%
     Jul-05               5.30%         -4.06%          0.5856231%
     Aug-05               6.18%         -5.71%         -1.1444496%
     Sep-05               4.49%         -7.65%         -0.5414307%
     Oct-05               6.98%         -4.43%          0.5426677%
     Nov-05               8.94%         -0.47%          5.5798553%
     Dec-05               9.20%         -0.26%          6.5195161%



MODERN PORTFOLIO THEORY STATISTICS**
THREE-YEAR RANGE

--------------------------------------
 Beta                             N/A
--------------------------------------
 R(2)                             N/A
--------------------------------------
 Alpha                            N/A
--------------------------------------
 Standard Deviation               N/A
--------------------------------------
 Sharpe Ratio                     N/A
--------------------------------------

*     KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

** THE FUND LACKS A THREE YEAR MINIMUM OPERATING HISTORY IN ORDER TO REPORT THIS DATA.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIG-URES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

[END SIDEBAR]


                                                    FINANCIAL INDUSTRIES FUND  9

BURNHAM

      BURNHAM U.S. GOVERNMENT
--------------------------------------------------------------------------------
      MONEY MARKET FUND

[BEGIN SIDEBAR]
BURNHAM U.S. GOVERNMENT
MONEY MARKET FUND

TICKER SYMBOL                             BUTXX

------------------------------------------------

PORTFOLIO MANAGER
Molly Flewharty
Reich & Tang Asset Management L.P.
Since inception

------------------------------------------------

MINIMUM INVESTMENT
Regular accounts                         $2,500
IRAs                                       $100

------------------------------------------------

ASSET VALUES
Net assets, in millions                 $230.36
Net asset value per share                 $1.00

------------------------------------------------

EXPENSE RATIO (Annualized)                0.77%

------------------------------------------------

INCEPTION

October 13, 1999

ALL DATA AS OF DECEMBER 31, 2005. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                 BURNHAM U.S.
                  GOVERNMENT
               MONEY MARKET FUND
               -----------------
     01/01/05        1.33%
     01/02/05        1.28%
     01/03/05        1.25%
     01/04/05        1.23%
     01/05/05        1.23%
     01/06/05        1.25%
     01/07/05        1.30%
     01/08/05        1.35%
     01/09/05        1.39%
     01/10/05        1.41%
     01/11/05        1.42%
     01/12/05        1.44%
     01/13/05        1.45%
     01/14/05        1.45%
     01/15/05        1.46%
     01/16/05        1.46%
     01/17/05        1.47%
     01/18/05        1.49%
     01/19/05        1.49%
     01/20/05        1.48%
     01/21/05        1.47%
     01/22/05        1.47%
     01/23/05        1.46%
     01/24/05        1.48%
     01/25/05        1.47%
     01/26/05        1.48%
     01/27/05        1.49%
     01/28/05        1.50%
     01/29/05        1.52%
     01/30/05        1.53%
     01/31/05        1.55%
     02/01/05        1.58%
     02/02/05        1.60%
     02/03/05        1.62%
     02/04/05        1.65%
     02/05/05        1.67%
     02/06/05        1.69%
     02/07/05        1.69%
     02/08/05        1.69%
     02/09/05        1.69%
     02/10/05        1.69%
     02/11/05        1.69%
     02/12/05        1.69%
     02/13/05        1.68%
     02/14/05        1.69%
     02/15/05        1.70%
     02/16/05        1.70%
     02/17/05        1.71%
     02/18/05        1.72%
     02/19/05        1.72%
     02/20/05        1.73%
     02/21/05        1.73%
     02/22/05        1.74%
     02/23/05        1.75%
     02/24/05        1.76%
     02/25/05        1.76%
     02/26/05        1.77%
     02/27/05        1.78%
     02/28/05        1.80%
     03/01/05        1.80%
     03/02/05        1.79%
     03/03/05        1.78%
     03/04/05        1.77%
     03/05/05        1.76%
     03/06/05        1.75%
     03/07/05        1.74%
     03/08/05        1.74%
     03/09/05        1.74%
     03/10/05        1.74%
     03/11/05        1.75%
     03/12/05        1.75%
     03/13/05        1.75%
     03/14/05        1.75%
     03/15/05        1.77%
     03/16/05        1.77%
     03/17/05        1.78%
     03/18/05        1.80%
     03/19/05        1.82%
     03/20/05        1.84%
     03/21/05        1.86%
     03/22/05        1.86%
     03/23/05        1.88%
     03/24/05        1.88%
     03/25/05        1.88%
     03/26/05        1.88%
     03/27/05        1.88%
     03/28/05        1.89%
     03/29/05        1.90%
     03/30/05        1.90%
     03/31/05        1.92%
     04/01/05        1.92%
     04/02/05        1.93%
     04/03/05        1.94%
     04/04/05        1.94%
     04/05/05        1.95%
     04/06/05        1.96%
     04/07/05        1.97%
     04/08/05        1.97%
     04/09/05        1.98%
     04/10/05        1.98%
     04/11/05        1.98%
     04/12/05        1.98%
     04/13/05        1.99%
     04/14/05        2.00%
     04/15/05        2.02%
     04/16/05        2.04%
     04/17/05        2.06%
     04/18/05        2.07%
     04/19/05        2.07%
     04/20/05        2.07%
     04/21/05        2.06%
     04/22/05        2.04%
     04/23/05        2.02%
     04/24/05        2.01%
     04/25/05        2.01%
     04/26/05        2.01%
     04/27/05        2.02%
     04/28/05        2.04%
     04/29/05        2.07%
     04/30/05        2.10%
     05/01/05        2.14%
     05/02/05        2.16%
     05/03/05        2.19%
     05/04/05        2.20%
     05/05/05        2.22%
     05/06/05        2.22%
     05/07/05        2.22%
     05/08/05        2.22%
     05/09/05        2.22%
     05/10/05        2.22%
     05/11/05        2.22%
     05/12/05        2.22%
     05/13/05        2.23%
     05/14/05        2.23%
     05/15/05        2.23%
     05/16/05        2.23%
     05/17/05        2.24%
     05/18/05        2.24%
     05/19/05        2.25%
     05/20/05        2.25%
     05/21/05        2.25%
     05/22/05        2.26%
     05/23/05        2.25%
     05/24/05        2.25%
     05/25/05        2.25%
     05/26/05        2.24%
     05/27/05        2.24%
     05/28/05        2.23%
     05/29/05        2.23%
     05/30/05        2.23%
     05/31/05        2.24%
     06/01/05        2.25%
     06/02/05        2.26%
     06/03/05        2.27%
     06/04/05        2.28%
     06/05/05        2.29%
     06/06/05        2.30%
     06/07/05        2.30%
     06/08/05        2.30%
     06/09/05        2.30%
     06/10/05        2.30%
     06/11/05        2.30%
     06/12/05        2.30%
     06/13/05        2.30%
     06/14/05        2.31%
     06/15/05        2.31%
     06/16/05        2.31%
     06/17/05        2.32%
     06/18/05        2.33%
     06/19/05        2.34%
     06/20/05        2.35%
     06/21/05        2.35%
     06/22/05        2.34%
     06/23/05        2.35%
     06/24/05        2.34%
     06/25/05        2.34%
     06/26/05        2.33%
     06/27/05        2.33%
     06/28/05        2.34%
     06/29/05        2.37%
     06/30/05        2.34%
     07/01/05        2.33%
     07/02/05        2.31%
     07/03/05        2.29%
     07/04/05        2.27%
     07/05/05        2.25%
     07/06/05        2.23%
     07/07/05        2.29%
     07/08/05        2.33%
     07/09/05        2.37%
     07/10/05        2.41%
     07/11/05        2.45%
     07/12/05        2.49%
     07/13/05        2.52%
     07/14/05        2.52%
     07/15/05        2.53%
     07/16/05        2.55%
     07/17/05        2.56%
     07/18/05        2.57%
     07/19/05        2.57%
     07/20/05        2.56%
     07/21/05        2.56%
     07/22/05        2.54%
     07/23/05        2.53%
     07/24/05        2.52%
     07/25/05        2.51%
     07/26/05        2.52%
     07/27/05        2.52%
     07/28/05        2.53%
     07/29/05        2.54%
     07/30/05        2.55%
     07/31/05        2.56%
     08/01/05        2.57%
     08/02/05        2.57%
     08/03/05        2.56%
     08/04/05        2.57%
     08/05/05        2.58%
     08/06/05        2.59%
     08/07/05        2.59%
     08/08/05        2.61%
     08/09/05        2.64%
     08/10/05        2.68%
     08/11/05        2.69%
     08/12/05        2.71%
     08/13/05        2.73%
     08/14/05        2.74%
     08/15/05        2.76%
     08/16/05        2.76%
     08/17/05        2.76%
     08/18/05        2.78%
     08/19/05        2.78%
     08/20/05        2.77%
     08/21/05        2.77%
     08/22/05        2.76%
     08/23/05        2.77%
     08/24/05        2.78%
     08/25/05        2.78%
     08/26/05        2.79%
     08/27/05        2.79%
     08/28/05        2.80%
     08/29/05        2.81%
     08/30/05        2.81%
     08/31/05        2.81%
     09/01/05        2.82%
     09/02/05        2.82%
     09/03/05        2.82%
     09/04/05        2.82%
     09/05/05        2.82%
     09/06/05        2.82%
     09/07/05        2.83%
     09/08/05        2.81%
     09/09/05        2.80%
     09/10/05        2.80%
     09/11/05        2.79%
     09/12/05        2.78%
     09/13/05        2.78%
     09/14/05        2.77%
     09/15/05        2.79%
     09/16/05        2.81%
     09/17/05        2.83%
     09/18/05        2.85%
     09/19/05        2.88%
     09/20/05        2.89%
     09/21/05        2.92%
     09/22/05        2.91%
     09/23/05        2.92%
     09/24/05        2.93%
     09/25/05        2.93%
     09/26/05        2.93%
     09/27/05        2.96%
     09/28/05        2.97%
     09/29/05        2.98%
     09/30/05        2.91%
     10/01/05        2.83%
     10/02/05        2.76%
     10/03/05        2.70%
     10/04/05        2.63%
     10/05/05        2.57%
     10/06/05        2.57%
     10/07/05        2.66%
     10/08/05        2.74%
     10/09/05        2.82%
     10/10/05        2.89%
     10/11/05        2.96%
     10/12/05        3.02%
     10/13/05        3.03%
     10/14/05        3.03%
     10/15/05        3.04%
     10/16/05        3.05%
     10/17/05        3.06%
     10/18/05        3.03%
     10/19/05        3.01%
     10/20/05        2.97%
     10/21/05        2.95%
     10/22/05        2.93%
     10/23/05        2.90%
     10/24/05        2.87%
     10/25/05        2.88%
     10/26/05        2.89%
     10/27/05        2.91%
     10/28/05        2.94%
     10/29/05        2.96%
     10/30/05        2.98%
     10/31/05        3.01%
     11/01/05        3.04%
     11/02/05        3.07%
     11/03/05        3.08%
     11/04/05        3.09%
     11/05/05        3.10%
     11/06/05        3.12%
     11/07/05        3.11%
     11/08/05        3.11%
     11/09/05        3.11%
     11/10/05        3.11%
     11/11/05        3.12%
     11/12/05        3.12%
     11/13/05        3.12%
     11/14/05        3.12%
     11/15/05        3.13%
     11/16/05        3.13%
     11/17/05        3.13%
     11/18/05        3.14%
     11/19/05        3.15%
     11/20/05        3.15%
     11/21/05        3.16%
     11/22/05        3.16%
     11/23/05        3.17%
     11/24/05        3.17%
     11/25/05        3.18%
     11/26/05        3.19%
     11/27/05        3.20%
     11/28/05        3.21%
     11/29/05        3.20%
     11/30/05        3.21%
     12/01/05        3.17%
     12/02/05        3.15%
     12/03/05        3.13%
     12/04/05        3.11%
     12/05/05        3.09%
     12/06/05        3.08%
     12/07/05        3.06%
     12/08/05        3.08%
     12/09/05        3.09%
     12/10/05        3.10%
     12/11/05        3.12%
     12/12/05        3.15%
     12/13/05        3.17%
     12/14/05        3.19%
     12/15/05        3.21%
     12/16/05        3.22%
     12/17/05        3.23%
     12/18/05        3.24%
     12/19/05        3.23%
     12/20/05        3.23%
     12/21/05        3.24%
     12/22/05        3.24%
     12/23/05        3.24%
     12/24/05        3.24%
     12/25/05        3.24%
     12/26/05        3.23%
     12/27/05        3.23%
     12/28/05        3.23%
     12/29/05        3.23%
     12/30/05        3.08%
     12/31/05        2.93%



IN THIS CHART, THE YIELD SHOWN ON A GIVEN DATE IS THE FUND'S 7-DAY YIELD AS OF THAT DATE. BECAUSE THESE FIGURES ARE CALCULATED USING THE SEC'S STANDARD FORMULA, THEY ARE USEFUL FOR COMPARING THIS FUND'S YIELD TO THOSE OF OTHER FUNDS, BUT THEY MAY BE SLIGHTLY DIFFERENT FROM THE ACTUAL YIELDS AN INVESTOR IN THE FUND WOULD HAVE EARNED.

YIELD AND TOTAL RETURN *
--------------------------------------------------------------------------------

YIELD AND MATURITY -- BURNHAM U.S.
GOVERNMENT MONEY MARKET FUND

 Daily yield                               2.16%
-------------------------------------------------
 7-day effective yield                     3.08%
-------------------------------------------------
 30-day effective yield                    3.14%
-------------------------------------------------
 Weighted average days to maturity            21

 AVERAGE ANNUAL RETURN -- BURNHAM U.S.
 GOVERNMENT MONEY MARKET FUND
-------------------------------------------------
 One year                                  2.41%
-------------------------------------------------
 Three years                               1.13%
-------------------------------------------------
 Five years                                1.53%
-------------------------------------------------
 Since inception                           2.27%

 CUMULATIVE TOTAL RETURN -- BURNHAM U.S.
 GOVERNMENT MONEY MARKET FUND
-------------------------------------------------
 One year                                  2.41%
-------------------------------------------------
 Three years                               3.43%
-------------------------------------------------
 Five years                                7.89%
-------------------------------------------------
 Since inception                          15.01%

* THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

[END SIDEBAR]

"The coming year is likely to be more interesting for short-term fixed income investors, as the interest rate cycle turns and the Fed abandons the predictable rate hike program"

                                                             /S/ MOLLY FLEWHARTY
                                                                 MOLLY FLEWHARTY
                                                               Portfolio Manager

The past year held few surprises for the short-term credit markets. The Federal Reserve Open Market Committee continued to raise short term rates by twenty-five basis points at each meeting, so that the Federal Funds rate moved from 2.25% to 4.25% by the end of the year. Obviously this was good news for money fund investors who received higher yields then they had seen for quite some time.

The coming year is likely to be more interesting for short-term fixed income investors, as the interest rate cycle turns and the Fed abandons the predictable rate hike program. The market had been factoring in rate increases until the last few weeks of 2005 when the longer end of the fixed income market started flattening and finally traded at lower rates, inverting the yield curve, and forecasting an economic slowdown with accompanying lower rates in the future. But this is still a great deal of speculation and the Fed will respond, as it normally does, to the economic data rather than the market's perceptions. We may yet see further increases before the Fed considers the job done. There are several factors which could contribute to the decision to stop increasing rates:
1) a slowdown in hiring, 2) a stall in manufacturing growth, 3) little or no sign of wage acceleration, 4) continued moderate price inflation, 5) a stall in consumer spending, and 6) the inevitable collapse in housing activity.

But there is one major wild card and that is after the January 2006 meeting, we will have a new Fed Chairman, Ben Bernanke. There has been very little concern and hardly any discussion about this change. But it is in fact a major event and there will undoubtedly be some adjustments that will impact the market either positively or negatively.

Once again we have been forced to keep investments very short, in essence rolling money from Federal Open Market Committee meeting to meeting. Longer maturities, especially in the Treasury and agency markets, have not adequately reflected the anticipated rate increases and have therefore been unattractive.

The Burnham U.S. Government Money Market Fund is invested in short-term U.S. Treasury obligations and overnight repurchase agreements collateralized by U.S. government or agency securities. During 2005 the fund provided investors with an acceptable yield when measured against peers.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
               ASSET ALLOCATION BY MATURITY (AS A % OF NET ASSETS)

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

4-30 days ........................   83%
31-89 days .......................    8%
90-180 days ......................    9%

                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
                 ASSET ALLOCATION BY TYPE (AS A % OF NET ASSETS)

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Repurchase Agreements ............   48%
U.S. Treasury Bill ...............   35%
U.S. Treasury Notes ..............   17%


10  MONEY MARKET FUND

THE FINANCIAL PAGES
-------------------

ABOUT THE INFORMATION IN THIS SECTION
--------------------------------------------------------------------------------

On these pages, you'll find some general background about Burnham Investors Trust (the "funds") as well as details about each fund.

The tables showing financial results are intended to give a picture of each fund's operations over the past year as well as a "snapshot" of its assets and liabilities as of the report date.

The text and notes in this section provide context and further detail. These are an integral part of the financial statements: a reader would not be able to gain an accurate understanding of the financial information without reading the text and notes.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE
The funds are part of Burnham Investors Trust, a Delaware statutory trust. The trust is registered with the U.S. Securities and Exchange Commission as an open-end investment company, commonly known as a mutual fund. Each fund is a diversified series of the trust, with the exception of Burnham Financial Industries Fund, which is non-diversified.

Burnham Financial Services Fund and Burnham U.S. Government Money Market Fund began operations after the creation of the trust on August 20, 1998. The Burnham Financial Industries Fund commenced operations on April 30, 2004. Burnham Fund commenced operations in 1975 and was reorganized from a Maryland corporation to a series of the trust on April 30, 1999.

ADMINISTRATION
The following entities handle the funds' main activities:

  ADVISOR/ADMINISTRATOR
  Burnham Asset Management Corporation
  1325 Avenue of the Americas
  New York, NY 10019

  MANAGES EACH FUND'S ASSETS, EITHER DIRECTLY OR BY CHOOSING A SUBADVISER, PROVIDES OFFICES AND PERSONNEL, AND SUPERVISES
  NON-INVESTMENT-RELATED OPERATIONS.

  DISTRIBUTOR
  Burnham Securities Incorporated
  1325 Avenue of the Americas
  New York, NY 10019

  UNDER THE FUNDS' (NON-MONEY MARKET FUND) 12B-1 PLANS, THE DISTRIBUTOR MUST USE ITS BEST EFFORTS TO SELL SHARES OF EACH FUND AND SHARE CLASS.

  TRANSFER AGENT
  PFPC Inc.
  760 Moore Road
  King of Prussia, PA 19406

  HANDLES SHAREHOLDER TRANSACTIONS IN FUND SHARES.

  CUSTODIAN
  Brown Brothers Harriman & Co.
  40 Water Street
  Boston, MA 02109

  HOLDS AND SETTLES THE FUNDS' PORTFOLIO SECURITIES.

  LEGAL COUNSEL
  Wilmer Cutler Pickering Hale and Dorr LLP
  60 State Street
  Boston, MA 02109

  OVERSEES LEGAL AFFAIRS FOR THE TRUST.

SHARE CLASSES
The funds offer share classes, as follows:

("MONEY MARKET FUND")
--------------------------------------------------------------------------------
o ONE SHARE CLASS, WITHOUT REDEMPTION FEE

  BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

("NON-MONEY MARKET FUNDS")
--------------------------------------------------------------------------------
o THREE SHARE CLASSES, CLASS A HAVING A MAXIMUM FRONT-END SALES CHARGE OF 5.00%, CLASS B HAVING A MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.00% AND CLASS C HAVING A MAXIMUM BACK END SALES CHARGE OF 1.00%:

  BURNHAM FUND*

  BURNHAM FINANCIAL SERVICES FUND*

o TWO SHARE CLASSES, CLASS A HAVING A MAXIMUM FRONT-END SALES CHARGE OF 5.00% AND CLASS C HAVING A MAXIMUM BACK END SALES CHARGE OF 1.00%:

  BURNHAM FINANCIAL INDUSTRIES FUND

The CDSC on Class B shares declines to zero after six years of owning the shares, and doesn't apply to shares acquired through reinvestment.

The CDSC on Class C shares declines to zero after the first year and doesn't apply to shares acquired through reinvestment.

Each fund keeps track of its share sales by share class. The trust may issue any number of shares of each fund and class.

*After June 30, 2004, Class B shares are no longer offered to new investors. After 8 years, the existing Class B shares will automatically convert to Class A shares.

DISTRIBUTIONS TO SHAREHOLDERS
Each fund distributes its net investment income and net realized capital gains to shareholders every year. The funds intend to qualify as regulated investment companies under the provisions of the Internal Revenue Code, allowing them to pay no federal income taxes.

Burnham U.S. Government Money Market Fund expects to declare income distributions daily and pay them monthly; Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund expect to declare and pay income distributions once a year. Except for the Burnham U.S. Government Money Market Fund, which is not designed to generate capital gains, each fund expects to declare and pay distributions from net realized capital gains once a year.


                                                                      REVIEW  11

ABOUT THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements for the funds appear on the following pages. These statements cover the funds' activities over the report period and show where each fund stood as of the last day of the period (in this case, December 31, 2005). The finan-cials appear on a fund-by-fund basis, with the funds in the same order as in the performance discussions earlier in this report.

PORTFOLIO HOLDINGS
Each fund provides a complete listing of the investments in its portfolio, as those investments were on the report date. Holdings are grouped by type. For those funds that invest in stocks, we show each portfolio company according to the industry in which it is grouped. The groupings that we use are based on those used by Standard & Poor's, with minor modifications. The percentage numbers that appear by the category headings show the percentage of a fund's net assets represented by that category of security.

Because securities change in value and the funds buy and sell investments, each fund's holdings are likely to have been different earlier in the report period, and they are also likely to have changed since the report date. However, they do give an accurate picture of the fund at a particular moment in time.

STATEMENT OF ASSETS AND LIABILITIES
Each fund's Statement of Assets and Liabilities is its balance sheet, showing where the fund stood as of the report date. We present each fund's total assets and its total liabilities; the difference between the two is the fund's net assets.

STATEMENT OF OPERATIONS
The Statement of Operations shows what a fund earned over the course of the time period covered by the report, as well as what it spent. Each fund's Statement of Operations also totals the fund's gains and losses on investments, counting those gains and losses that the fund may have realized and those that remain unrealized (that is, losses or gains that were only "on paper" as of the end of the report period).

STATEMENT OF CHANGES IN NET ASSETS
Three major factors determine the size of a mutual fund's assets: the performance of its investments, how much money investors put in or take out, and amounts paid out in dividends. Each fund's Statement of Changes in Net Assets reflects all of these factors (along with other factors that affect asset size), showing the overall change in a fund's size from the beginning of the report period to the end.

FINANCIAL HIGHLIGHTS
These show, in summary form, each fund's performance for the past five years (or less, in the case of new funds). In semi-annual reports, there are also figures for the six-month report period. The information in the first part of each Financial Highlights table reflects financial results for a single fund share. For each fund, the total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions and excluding all sales charges. The Financial Highlights tables in these reports are substantially the same as those appearing in the current prospectus for these funds.

   RISKS NOT REFLECTED IN BALANCE SHEETS
   -----------------------------------------------------------------------------
   EXCEPT FOR THE MONEY MARKET FUND, THE FUNDS HAVE THE ABILITY TO USE VARIOUS TECHNIQUES AND SECURITIES THAT MAY AFFECT A FUND'S INVESTMENT RESULTS AND RISK PROFILE IN WAYS THAT ARE NOT REFLECTED ON ITS BALANCE SHEET. THESE INCLUDE WRITTEN OPTIONS, PURCHASED OPTIONS AND SHORT SALES. TO ACCURATELY ASSESS THE POTENTIAL IMPACT OF THESE INVESTMENTS ON THE FUND, IT'S NECESSARY TO CONSIDER NOT JUST THE FINANCIAL INSTRUMENTS THEMSELVES BUT ALL RELATED AND OFFSETTING POSITIONS THE FUND MAY HOLD.

ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following are brief descriptions of the accounting policies the funds have used in preparing the financial statements in this report. These policies are consistent with generally accepted accounting principles for U.S. mutual funds.

VALUING SECURITIES
The funds use these methods to value portfolio securities:

   STOCKS and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NAS-DAQ Official Closing Price ("NOCP") on the valuation date. Any equities that didn't trade that day are valued at the last available bid price.

   BONDS and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

   MONEY MARKET INSTRUMENTS and other temporary cash investments are valued differently depending on the fund. The Burnham U.S. Government Money Market Fund values them at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date (the method most commonly used to value these types of securities). The remaining funds use this method for temporary cash investments whose maturity is less than 60 days. For temporary cash investments whose maturity is longer than 60 days, the remaining funds value them the same way bonds are valued.

   REPURCHASE AGREEMENTS, which each fund can use as long as the counterparties meet the Trustees' credit standards, are recorded at cost. Any repurchase agreements must be fully collateralized by U.S. Government securities, which are held by a custodian bank until the agreements mature. These securities are monitored daily to ensure that their value (including interest) is at least 102% of the amount owed to a fund under the related repurchase agreement. In the event of counter-party default, a fund has the right to use the collateral to offset losses incurred. There is potential loss in the event a fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.


12  REVIEW

OPTIONS may be written or purchased by the non-money market funds to manage exposure to certain changes in markets. When a fund enters into a written call option, it records the amount received as an asset and also records an equivalent amount as a lia-bility. The fund subsequently marks-to-market the liability, to reflect the option's current value. The potential risk to the funds is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments or if there is an illiquid secondary market for the con-tracts. When a call option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and for written options.

SHORT SALES

Short sales may be used by non-money market funds to manage risk to certain changes in the market. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of the securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times; cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the funds prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected in the Statement of Assets and Liabilities. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the period, only Burnham Financial Industries Fund engaged in short sales.

FAIR VALUE PRICING
Each fund (other than the money market fund) values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available or if market quotations may be unreliable, a fund may value its securities by a method that the Trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations.

ACCOUNTING FOR PORTFOLIO TRANSACTIONS
The funds account for purchases and sales of portfolio securities as of each security's trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.

DISTRIBUTIONS AND TAXES

The funds record distributions on the ex-dividend date.

On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

AFFILIATED PARTIES
Certain trustees and officers of the trust may also be trustees, offi-cers and/or employees of the adviser, administrator, or distributor. The trust paid only trustees not currently affiliated with the trust. None of the trust's officers received any compensation from the trust.

EXPENSES
Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

USE OF MANAGEMENT ESTIMATES
Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund's assets, liabilities, income, and other items may ultimately differ from what is shown here.

SECURITIES LENDING
The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a fund lends securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral.


                                                                      REVIEW  13

BURNHAM FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                  NUMBER OF
                                                   SHARES              VALUE
--------------------------------------------------------------------------------

COMMON STOCKS 92.52%
(PERCENTAGE OF NET ASSETS)

CONSUMER DISCRETIONARY 10.03%
AUTO MANUFACTURERS - FOREIGN 1.39%
   Toyota Motor Corp. - Sponsored ADR               15,000       $    1,569,300
                                                                 ---------------
HOTELS, RESORTS & CRUISE LINES 3.88%
   Carnival Corp.                                   40,000            2,138,800
   Royal Caribbean Cruises Ltd.                     50,000            2,253,000
                                                                 ---------------
                                                                      4,391,800
                                                                 ---------------
INTERNET RETAIL 1.14%
 o eBay Inc.                                        30,000            1,297,500
                                                                 ---------------
PHOTOGRAPHIC PRODUCTS 1.24%
   Eastman Kodak Co.(a)                             60,000            1,404,000
                                                                 ---------------
RESTAURANTS 2.38%
   McDonald's Corp.                                 80,000            2,697,600
                                                                 ---------------
TOTAL CONSUMER DISCRETIONARY
(COST: $9,715,056)                                                   11,360,200
                                                                 ---------------
CONSUMER STAPLES 9.81%
FOOD RETAIL 2.05%
   Whole Foods Market, Inc.                         30,000            2,321,700
                                                                 ---------------
PACKAGED FOOD & MEATS 1.21%
 o The Hain Celestial Group, Inc.(7)                65,000            1,375,400
                                                                 ---------------
SOFT DRINKS 3.91%
   PepsiCo, Inc.                                    75,000            4,431,000
                                                                 ---------------
TOBACCO 2.64%
   Altria Group, Inc.                               40,000            2,988,800
                                                                 ---------------
TOTAL CONSUMER STAPLES
  (COST: $8,415,876)                                                 11,116,900
                                                                 ---------------
ENERGY 26.70%
INTEGRATED OIL & GAS 9.74%
   BP p.l.c. - Sponsored ADR                        40,000            2,568,800
   ConocoPhillips                                   20,000            1,163,600
   Exxon Mobil Corp.                               130,000            7,302,100
                                                                 ---------------
                                                                     11,034,500
                                                                 ---------------
OIL & GAS EXPLORATION & PRODUCTION 6.20%
   Chesapeake Energy Corp.(a)                       80,000            2,538,400
   Devon Energy Corp.                               40,000            2,501,600
 o McMoRan Exploration Co.(a)                      100,000            1,977,000
                                                                 ---------------
                                                                      7,017,000
                                                                 ---------------
OIL & GAS EQUIPMENT & SERVICES 2.18%
 o Dresser-Rand Group Inc.                          50,000            1,209,000
 o National-Oilwell Varco, Inc.                     20,000            1,254,000
                                                                 ---------------
                                                                      2,463,000
                                                                 ---------------

                                                  NUMBER OF
                                                   SHARES              VALUE
--------------------------------------------------------------------------------

OIL & GAS REFINING/MARKETING &
  TRANSPORTATION 8.58%
 o DCP Midstream Partners, L.P.                     50,000       $    1,224,000
 o Kinder Morgan Management LLC                     50,818            2,310,174
   The Williams Companies, Inc.                    200,000            4,634,000
   Valero L.P.(a)                                   30,000            1,552,800
                                                                 ---------------
                                                                      9,720,974
                                                                 ---------------
TOTAL ENERGY (COST: $18,084,465)                                     30,235,474
                                                                 ---------------
FINANCIAL SERVICES 10.54%
ASSET MANAGEMENT & CUSTODY BANKS 1.06%
   Legg Mason, Inc.                                 10,000            1,196,900
                                                                 ---------------
CONSUMER FINANCE 4.54%
   American Express Co.                            100,000            5,146,000
                                                                 ---------------
LIFE & HEALTH INSURANCE 0.87%
   MetLife, Inc.                                    20,000              980,000
                                                                 ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES 4.07%
   Citigroup Inc.                                   50,000            2,426,500
   JPMorgan Chase & Co.(7)                          55,000            2,182,950
                                                                 ---------------
                                                                      4,609,450
                                                                 ---------------
TOTAL FINANCIAL SERVICES
  (COST: $7,002,518)                                                 11,932,350
                                                                 ---------------
HEALTHCARE 8.36%
BIOTECHNOLOGY 1.39%
 o Amgen Inc.                                       20,000            1,577,200
                                                                 ---------------
HEALTH CARE EQUIPMENT 1.24%
 o Intuitive Surgical, Inc.                         12,000            1,407,240
                                                                 ---------------
MANAGED HEALTH CARE 2.20%
   UnitedHealth Group Inc.                          40,000            2,485,600
                                                                 ---------------
PHARMACEUTICALS 3.53%
   Johnson & Johnson                                30,000            1,803,000
   Sanofi-Aventis - Sponsored ADR                   50,000            2,195,000
                                                                 ---------------
                                                                      3,998,000
                                                                 ---------------
TOTAL HEALTHCARE (COST: $7,475,768)                                   9,468,040
                                                                 ---------------
INDUSTRIALS 5.34%

AEROSPACE/DEFENSE 2.25%
   General Dynamics Corp.                           10,000            1,140,500
   The Boeing Co.                                   20,000            1,404,800
                                                                 ---------------
                                                                      2,545,300
                                                                 ---------------
INDUSTRIAL CONGLOMERATES 3.09%
   General Electric Co.                            100,000            3,505,000
                                                                 ---------------
TOTAL INDUSTRIALS (COST: $5,470,125)                                  6,050,300
                                                                 ---------------
INFORMATION TECHNOLOGY 15.48%
COMMUNICATIONS EQUIPMENT 1.00%
   Motorola, Inc.                                   50,000            1,129,500
                                                                 ---------------


14  BURNHAM FUND                               SEE NOTES TO FINANCIAL STATEMENTS

BURNHAM FUND CONTINUED
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                  NUMBER OF
                                                   SHARES              VALUE
--------------------------------------------------------------------------------

COMMON STOCKS CONTINUED

COMPUTER HARDWARE 5.82%
 o Apple Computer, Inc.                             30,000       $    2,156,700
   Hewlett-Packard Co.                              40,000            1,145,200
   International Business Machines Corp.            40,000            3,288,000
                                                                 ---------------
                                                                      6,589,900
                                                                 ---------------
INTERNET SOFTWARE & SERVICES 6.86%
 o Google Inc., Class A(a)                          14,000            5,808,040
 o Yahoo! Inc.                                      50,000            1,959,000
                                                                 ---------------
                                                                      7,767,040
                                                                 ---------------
SEMICONDUCTORS 0.88%
   Intel Corp.                                      40,000              998,400
                                                                 ---------------
SYSTEMS SOFTWARE 0.92%
   Microsoft Corp.                                  40,000            1,046,000
                                                                 ---------------
TOTAL INFORMATION TECHNOLOGY
  (COST: $13,320,585)                                                17,530,840
                                                                 ---------------

MATERIALS  1.19%
DIVERSIFIED METALS & MINING 1.19%
   Freeport-McMoRan
     Copper & Gold Inc.                             25,000            1,345,000
                                                                 ---------------
TOTAL MATERIALS (COST: $1,177,105)                                    1,345,000
                                                                 ---------------
UTILITIES  5.07%
GAS UTILITIES 1.42%
 o Southern Union Co.                               68,250            1,612,748
                                                                 ---------------
INDIVIDUAL POWER PRODUCERS & ENERGY TRADERS 2.93%
 o AES Corp.                                       120,000            1,899,600
 o NRG Energy, Inc.                                 30,000            1,413,600
                                                                 ---------------
                                                                      3,313,200
                                                                 ---------------
MULTI-UTILITIES 0.72%
   MDU Resources Group, Inc.                        25,000              818,500
                                                                 ---------------
TOTAL UTILITIES (COST: $4,642,162)                                    5,744,448
                                                                 ---------------
TOTAL COMMON STOCKS (COST: $75,303,660)                             104,783,552
                                                                 ---------------

REGISTERED INVESTMENT
COMPANIES 2.81%

   Blackrock Enhanced Dividend
   Achievers Trust                                  75,000              960,000
   India Fund, Inc.(a)                               4,800              190,704
   iShares MSCI Japan Index Fund(a)                150,000            2,028,000
                                                                 ---------------
                                                                      3,178,704
                                                                 ---------------

TOTAL REGISTERED INVESTMENT COMPANIES
(COST: $2,955,364)                                                    3,178,704
                                                                 ---------------

                                                  FACE
                                                  VALUE               VALUE
--------------------------------------------------------------------------------

SHORT-TERM INSTRUMENTS(b) 16.75%

CERTIFICATE OF DEPOSIT 0.02%
   Hudson City Savings Bank
   2.96%, 1/22/06                              $    20,000       $       20,000
                                                                 ---------------
TOTAL CERTIFICATE OF DEPOSIT (COST: $20,000)                             20,000
                                                                 ---------------
DISCOUNTED COMMERCIAL PAPER 4.50%
   General Electric Capital Corp.
   3.88%, 1/03/06                                5,100,000            5,098,901
                                                                 ---------------
TOTAL DISCOUNTED COMMERICAL PAPER
(COST: $5,098,901)                                                    5,098,901
                                                                 ---------------
INVESTMENT TRUST 11.99%
   Securities Lending Investment Fund,
   a series of the Brown Brothers
   Investment Trust(c,16)                       13,575,705           13,575,705
                                                                 ---------------
TOTAL INVESTMENT TRUST
  (COST: $13,575,705)                                                13,575,705
                                                                 ---------------
TIME DEPOSIT 0.24%
   JPMorgan Chase & Co.
   3.40%, 1/03/06                                  274,147              274,147
                                                                 ---------------
TOTAL TIME DEPOSIT (COST: $274,147)                                     274,147
                                                                 ---------------
TOTAL SHORT-TERM INSTRUMENTS
  (COST: $18,968,753)                                                18,968,753
                                                                 ---------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS 112.08%
(COST $97,227,777)                                               $  126,931,009

CALL OPTIONS WRITTEN (0.04)%
(PREMIUMS RECEIVED $27,549)                                             (41,000)

LIABILITIES, LESS CASH AND OTHER ASSETS (12.04)%                    (13,636,336)
                                                                 ---------------

NET ASSETS 100.00%                                               $  113,253,673
                                                                 ===============

--------------------------------------------------------------------------------


SEE NOTES TO FINANCIAL STATEMENTS                               BURNHAM FUND  15

--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                   NUMBER OF
                                                   CONTRACTS           VALUE
--------------------------------------------------------------------------------
CALL OPTIONS WRITTEN (0.04)%

   JPMorgan Chase & Co. Calls
     @ 37.5 due Jan 06                                100        $      (21,500)
                                                                 ---------------
   The Hain Celestial Group, Inc. Calls
     @ 20 due Feb 06                                  150               (19,500)
                                                                 ---------------
TOTAL CALL OPTIONS WRITTEN
  (PREMIUMS RECEIVED: $27,549)                                   $      (41,000)
                                                                 ===============

   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
   -----------------------------------------------------------------------------

   THE TAX COST OF THE FUND AT DECEMBER 31, 2005, BASED ON SECURITIES OWNED WAS $97,470,767. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND AT DECEMBER 31, 2005 WAS $29,945,651 AND $(485,409), RESPECTIVELY.

o     INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.
a     ALL OR A PORTION OF SECURITY OUT ON LOAN.
b INCLUSIVE OF ALL SHORT-TERM HOLDINGS, INCLUDING THE COLLATERAL RECEIVED FROM SECURITY LENDING ACTIVITIES. NOT INCLUDING SUCH COLLATERAL, THE PERCENTAGE OF PORTFOLIO HOLDINGS WOULD BE 4.76%.
c REPRESENTS INVESTMENT OF COLLATERAL RECEIVED FROM SECURITIES LENDING TRANSACTIONS.
ADR - AMERICAN DEPOSITORY RECEIPT.


16  BURNHAM FUND                               SEE NOTES TO FINANCIAL STATEMENTS

BURNHAM FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                             NUMBER OF
                                              SHARES           VALUE
--------------------------------------------------------------------------------

COMMON STOCKS 98.65%
(PERCENTAGE OF NET ASSETS)

BANKS  36.03%

BANKS - REGIONAL 32.99%
   Alliance Financial Corp.                      56,700    $   1,828,575
   Bancorp Rhode Island, Inc.                    85,250        2,838,825
 o BankFinancial Corp.                           58,225          854,743
   Bridge Street Financial, Inc.                 99,000        1,856,250
 o Centennial Bank Holdings, Inc                650,000        8,040,500
 o Coast Financial Holdings, Inc.                75,000        1,238,250
   CoBiz Inc.                                    35,000          638,050
 o Connecticut Bank & Trust Co.                 129,700        1,225,665
   Gateway Financial Holdings, Inc.              34,500          571,975
   Interchange Financial Services Corp.          83,500        1,440,375
   Mercantile Bankshares Corp.                   40,000        2,257,600
   NetBank, Inc.                                 25,000          179,500
   North Fork Bancorp., Inc.(7)                 150,000        4,104,000
   SCBT Financial Corp.                          20,000          668,400
 o SNB Bancshares, Inc.                         229,597        3,999,580
 o State National Bancshares, Inc.              127,500        3,404,250
   Sterling Bancorp                              81,900        1,615,887
   Sterling Bancshares, Inc.                    100,000        1,544,000
   TD Banknorth Inc.                             90,000        2,614,500
   Texas Regional Bancshares, Inc.
   Class A                                       50,000        1,415,000
   U.S.B. Holding Co., Inc.                     264,004        5,718,327
   United Community Banks, Inc.                  50,000        1,333,000
   Westbank Corp.                                 7,600          109,516
   Yardville National Bancorp Inc.                5,448          188,773
                                                           --------------
                                                              49,685,541
                                                           --------------
DIVERSIFIED BANKS 3.04%
   Bank of America Corp.(7)                      50,000        2,307,500
   Comerica Inc.(7)                              40,000        2,270,400
                                                           --------------
                                                               4,577,900
                                                           --------------
TOTAL BANKS (COST: $47,048,883)                               54,263,441
                                                           --------------
DIVERSIFIED FINANCIALS 19.66%

INSURANCE 2.07%
   Aspen Insurance Holdings Ltd.                131,500        3,112,605
                                                           --------------
INSURANCE-PROPERTY & CASUALTY 0.86%
 o CRM Holdings, Ltd.                           100,000        1,301,000
                                                           --------------
INVESTMENT BANKING & BROKERAGE 3.84%
   Merrill Lynch & Co., Inc.(7)                  22,500        1,523,925
   Morgan Stanley(7)                             75,000        4,255,500
                                                           --------------
                                                               5,779,425
                                                           --------------
INVESTMENT MANAGEMENT 1.96%
   Ares Capital Corp.                           183,950        2,956,076
                                                           --------------
OTHER DIVERSIFIED FINANCIAL SERVICES 7.89%
   Citigroup Inc.(7)                             90,000        4,367,700
   JPMorgan Chase & Co.(7)                       80,000        3,175,200
   Republic Companies Group Inc.                 81,150        1,256,202
   The PNC Financial Services
      Group, Inc.(7), (16)                       50,000        3,091,500
                                                           --------------
                                                              11,890,602
                                                           --------------

                                             NUMBER OF
                                               SHARES          VALUE
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS 2.57%
   Deerfield Triarc Capital Corp.               106,150    $   1,454,255
   Fieldstone Investment Corp.                  175,700        2,083,802
   MortgageIT Holdings, Inc.                     25,000          341,500
                                                             ------------
                                                               3,879,557
                                                             ------------
SPECIALIZED FINANCE 0.30%
   Technology Investment Capital Corp.           29,630          447,413
                                                           --------------
UNREGISTERED INVESTMENT COMPANY 0.17%
 o Peregrine Holdings Ltd.(a),(12),(13)         250,000          251,475
                                                           --------------
TOTAL DIVERSIFIED FINANCIALS
  (COST: $28,552,257)                                         29,618,153
                                                           --------------
SAVINGS & LOAN COMPANIES 42.96%

SAVINGS & LOAN COMPANIES --
REGIONAL 42.96%
   Astoria Financial Corp.                      105,000        3,087,000
   BankUnited Financial Corp. Class A            55,050        1,462,678
   Berkshire Hills Bancorp, Inc.                 37,500        1,256,250
   Central Bancorp, Inc.(12)                    106,250        2,967,775
   Charter Financial Corp.                       62,351        2,226,554
   Citizens South Banking Corp., Inc.           267,050        3,182,969
   Commercial Capital Bancorp, Inc.              50,000          856,000
   Dime Community Bancshares, Inc.              380,900        5,564,949
   Fidelity Bankshares, Inc.                     52,500        1,716,750
   Flag Financial Corp.                          85,700        1,444,045
   Harbor Florida Bancshares, Inc.               12,750          472,388
   Hudson City Bancorp, Inc.                    700,000        8,484,000
 o Investors Bancorp, Inc.                      260,000        2,867,800
   New England Bancshares, Inc.                  51,250          548,375
   Northwest Bancorp, Inc.                        6,000          127,560
   People's Bank                                283,200        8,796,192
   Sound Federal Bancorp, Inc.                  110,000        2,101,000
   Sovereign Bancorp, Inc.                      485,000       10,485,700
   Synergy Financial Group Inc.                  81,529        1,022,374
   Washington Mutual, Inc.(7)                    50,000        2,175,000
   Webster Financial Corp.                       50,000        2,345,000
   Willow Grove Bancorp, Inc.                   100,000        1,513,000
                                                           --------------
                                                              64,703,359
                                                           --------------
TOTAL SAVINGS & LOAN COMPANIES
(COST: $57,789,162)                                           64,703,359
                                                           --------------
TOTAL COMMON STOCKS (COST: $133,390,302)                     148,584,953
                                                           --------------

                                               FACE
                                               VALUE
                                              -------

SHORT-TERM INSTRUMENTS 3.54%

CERTIFICATE OF DEPOSIT 0.01%
   Hudson City Savings Bank
   2.96%, 1/22/06                            $   20,000           20,000
                                                           --------------
TOTAL CERTIFICATE OF DEPOSIT
  (COST: $20,000)                                                 20,000
                                                           --------------
DISCOUNTED COMMERCIAL PAPER 2.86%

   General Electric Capital Corp.
     3.88%, 1/03/06                           4,310,000        4,309,071
                                                           --------------
TOTAL DISCOUNTED COMMERCIAL PAPER
  (COST: $4,309,071)                                           4,309,071
                                                           --------------


SEE NOTES TO FINANCIAL STATEMENTS                    FINANCIAL SERVICES FUND  17

--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                               FACE
                                               VALUE           VALUE
--------------------------------------------------------------------------------

TIME DEPOSIT 0.67%
   Wells Fargo Co.
   3.40%, 1/03/06                            $1,002,125    $   1,002,125
                                                           --------------
   TOTAL TIME DEPOSIT (COST: $1,002,125)                       1,002,125
                                                           --------------
   TOTAL SHORT-TERM INSTRUMENTS
     (COST: $5,331,196)                                        5,331,196
                                                           --------------

                                             NUMBER OF
                                             CONTRACTS
                                             ---------

CALL OPTIONS PURCHASED - 0.16%

   Sovereign Bancorp, Inc. Calls
     @ 20 due Jan 08                                500          240,000
                                                           --------------
TOTAL CALL OPTIONS PURCHASED
(PREMIUMS PAID $247,190)                                         240,000
                                                           --------------

TOTAL INVESTMENTS 102.35%
(COST $138,968,688)                                        $ 154,156,149

CALL OPTIONS WRITTEN (0.20)%
(PREMIUMS RECEIVED $479,816)                                    (298,250)

LIABILITIES, LESS CASH AND OTHER ASSETS
   (2.15)%                                                    (3,241,575)
                                                           --------------
NET ASSETS 100.00%                                         $ 150,616,324
                                                           ==============

CALL OPTIONS WRITTEN (0.20)%

   Bank of America Corp. Calls
     @ 50 due Jan 06                                500           (5,000)
                                                           --------------
   Citigroup Inc. Calls
     @ 55 due Jan 06                                800           (4,000)
                                                           --------------
   Comerica Inc. Calls
     @ 65 due Jan 06                                300           (1,500)
                                                           --------------

   JPMorgan Chase & Co. Calls
     @ 37.5 due Mar 06                               50          (12,750)
     @ 40 due Jan 06                                750          (30,000)
                                                           --------------
                                                                 (42,750)
                                                           --------------
   Merrill Lynch & Co., Inc. Calls
     @ 65 due Jan 06                                150          (49,500)
                                                           --------------
   Morgan Stanley Calls
     @ 55 due Jan 06                                300          (66,000)
     @ 60 due Jan 06                                300           (3,000)
     @ 70 due Jan 06                                100             (500)
                                                           --------------
                                                                 (69,500)
                                                           --------------
   North Fork Bancorp., Inc. Calls
     @ 30 due Jan 06                                200           (2,000)
                                                           --------------
   The PNC Financial Services Group, Inc. Calls
     @ 65 due May 06                                300          (49,500)
     @ 70 due May 06                                200          (12,000)
                                                           --------------
                                                                 (61,500)
                                                           --------------

                                             NUMBER OF
                                             CONTRACTS         VALUE
--------------------------------------------------------------------------------
   Washington Mutual, Inc. Calls
     @ 42.5 due Jan 06                              250    $     (47,500)
     @ 45 due Jan 06                                250          (15,000)
                                                           --------------
                                                                 (62,500)
                                                           --------------
TOTAL CALL OPTIONS WRITTEN
(PREMIUMS RECEIVED: $479,816)                              $    (298,250)
                                                           ==============


      FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
      --------------------------------------------------------------------------
      THE TAX COST OF THE FUND AT DECEMBER 31, 2005, BASED ON SECURITIES OWNED WAS $140,167,363. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND AT DECEMBER 31, 2005 WAS $16,741,433 AND $(2,752,647), RESPECTIVELY.

o     INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

a INDICATES A FAIR VALUED SECURITY. TOTAL MARKET VALUE OF FAIR VALUED SECURITIES IS $251,475, REPRESENTING 0.17% OF NET ASSETS.


18  FINANCIAL SERVICES FUND                    SEE NOTES TO FINANCIAL STATEMENTS

BURNHAM FINANCIAL INDUSTRIES FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                  NUMBER OF
                                                   SHARES           VALUE
--------------------------------------------------------------------------------

COMMON STOCKS 102.68%
(PERCENTAGE OF NET ASSETS)

BANKS  48.23%
ASSET MANAGEMENT & CUSTODY BANKS 7.31%
   Ameriprise Financial, Inc.(7)                    20,000    $      820,000
   The Bank of New York Co., Inc.(7)                50,000         1,592,500
                                                              ---------------
                                                                   2,412,500
                                                              ---------------

BANKS - REGIONAL 30.09%
   AmSouth Bancorporation                           35,000           917,350
   First Republic Bank                              21,000           777,210
   Marshall & Ilsley Corp.(7)                       35,000         1,506,400
   Mercantile Bankshares Corp.                      20,000         1,128,800
   North Fork Bancorp., Inc.(7)                     25,000           684,000
   South Financial Group, Inc.(7)                   25,000           688,500
   Synovus Financial Corp.                          25,000           675,250
   TD Banknorth Inc.                                75,000         2,178,750
   Texas Regional Bancshares, Inc.
     Class A                                        25,000           707,500
   United Community Banks, Inc.                     25,000           666,500
                                                              ---------------
                                                                   9,930,260
                                                              ---------------

DIVERSIFIED BANKS 10.83%
   Bank of America Corp.(7)                         19,000           876,850
   Comerica Inc.(7)                                 25,000         1,419,000
   U.S. Bancorp(7)                                  42,800         1,279,292
                                                              ---------------
                                                                   3,575,142
                                                              ---------------
TOTAL BANKS (COST: $15,773,909)                                   15,917,902
                                                              ---------------

DIVERSIFIED FINANCIALS 22.84%
INSURANCE 4.66%
   Aspen Insurance Holdings Ltd.                    64,900         1,536,183
                                                              ---------------

INVESTMENT BANKING & BROKERAGE 9.52%
   Merrill Lynch & Co., Inc.(7)                     21,250         1,439,263
   Morgan Stanley (7)                               30,000         1,702,200
                                                              ---------------
                                                                   3,141,463
                                                              ---------------

OTHER DIVERSIFIED FINANCIAL SERVICES 8.66%
   JPMorgan Chase & Co.(7)                          17,500           694,575
   The PNC Financial Services
     Group, Inc.(7),(16)                            35,000         2,164,050
                                                              ---------------
                                                                   2,858,625
                                                              ---------------
TOTAL DIVERSIFIED FINANCIALS
(COST: $6,978,647)                                                 7,536,271
                                                              ---------------

SAVINGS & LOAN COMPANIES 31.61%
SAVINGS & LOAN COMPANIES
- REGIONAL 31.61%
   Astoria Financial Corp.                          25,500           749,700
   Commercial Capital Bancorp, Inc.(7)              50,000           856,000
   Hudson City Bancorp, Inc. +                     350,002         4,242,024
   Northwest Bancorp, Inc.                           3,000            63,780
   People's Bank +                                  60,000         1,863,600
   Sovereign Bancorp, Inc.                          72,500         1,567,450
   Washington Mutual, Inc.(7)                       25,000         1,087,500
                                                              ---------------
                                                                  10,430,054
                                                              ---------------

                                                  NUMBER OF
                                                   SHARES           VALUE
--------------------------------------------------------------------------------

TOTAL SAVINGS & LOAN COMPANIES
(COST: $9,313,405)                                            $   10,430,054
                                                              ---------------
TOTAL COMMON STOCKS (COST: $32,065,961)                           33,884,227
                                                              ---------------

                                                  FACE
                                                  VALUE
                                              ------------
SHORT-TERM INSTRUMENT 0.06%
CERTIFICATE OF DEPOSIT 0.06%
   Hudson City Savings Bank
   2.96%, 1/22/06                             $     20,000            20,000
                                                              ---------------
TOTAL CERTIFICATE OF DEPOSIT
(COST: $20,000)                                                       20,000
                                                              ---------------

                                                NUMBER OF
                                                CONTRACTS
                                              ------------

CALL OPTIONS PURCHASED - 0.36%
   Sovereign Bancorp, Inc. Calls
   @ 20 due Jan 08                                     250           120,000
                                                              ---------------
TOTAL CALL OPTIONS PURCHASED
(PREMIUMS PAID $123,595)                                             120,000
                                                              ---------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS 103.10%
(COST $32,209,556)                                            $   34,024,227

SHORT SALES (10.76)%
(PROCEEDS $3,432,556)                                             (3,552,350)

CALL OPTIONS WRITTEN (1.09)%
(PREMIUMS RECEIVED $450,055)                                        (358,825)

CASH AND OTHER ASSETS, LESS LIABILITIES 8.75%                      2,887,212
                                                              ---------------

NET ASSETS 100.00%                                            $   33,000,264
                                                              ===============

--------------------------------------------------------------------------------


SEE NOTES TO FINANCIAL STATEMENTS                  FINANCIAL INDUSTRIES FUND  19

--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                NUMBER OF
                                                 SHARES             VALUE
--------------------------------------------------------------------------------

SHORT SALES (10.76)%
   Golden West Financial Corp.                      10,000    $     (660,000)
   M & T Bank Corp.                                 15,000        (1,635,750)
   Wells Fargo & Co.                                20,000        (1,256,600)
                                                              ---------------
TOTAL SHORT SALES (PROCEEDS: $3,432,556)                          (3,552,350)
                                                              ===============

                                                NUMBER OF
                                                CONTRACTS
                                               -----------

CALL OPTIONS WRITTEN (1.09)%
   Ameriprise Financial, Inc. Calls
     @ 45 due Mar 06                                   200           (27,000)
                                                              ---------------

   Bank of America Corp. Calls
     @ 45 due Feb 06                                    50            (9,750)
     @ 47.5 due Jan 06                                 100            (2,000)
     @ 50 due Jan 06                                    40              (400)
                                                              ---------------
                                                                     (12,150)
                                                              ---------------

   Comerica Inc. Calls
     @ 60 due Apr 06                                    50            (5,750)
     @ 65 due Jan 06                                   200            (1,000)
                                                              ---------------
                                                                      (6,750)
                                                              ---------------

   Commercial Capital Bancorp, Inc. Calls
     @ 20 due Mar 06                                   500           (12,500)
                                                              ---------------

   JPMorgan Chase & Co. Calls
     @ 37.5 due Jan 06                                  75           (16,125)
     @ 40 due Jan 06                                   100            (4,000)
                                                              ---------------
                                                                     (20,125)
                                                              ---------------

   Marshall & Ilsley Corp. Calls
     @ 45 due Mar 06                                   150           (13,500)
     @ 45 due Jun 06                                   200           (39,000)
                                                              ---------------
                                                                     (52,500)
                                                              ---------------

   Merrill Lynch & Co., Inc. Calls
     @ 65 due Jan 06                                    70           (23,100)
     @ 75 due Apr 06                                   140            (9,100)
                                                              ---------------
                                                                     (32,200)
                                                              ---------------

   Morgan Stanley Calls
     @ 55 due Jan 06                                    75           (16,500)
     @ 60 due Jan 06                                    75              (750)
     @ 60 due Apr 06                                    50            (6,750)
     @ 65 due Jan 06                                    50              (250)
     @ 70 due Jan 06                                    50              (250)
                                                              ---------------
                                                                     (24,500)
                                                              ---------------

   North Fork Bancorp., Inc. Calls
     @ 25 due May 06                                    50           (14,750)
     @ 27.5 due May 06                                  50            (6,500)
     @ 30 due Jan 06                                   100            (1,000)
                                                              ---------------
                                                                     (22,250)
                                                              ---------------

   South Financial Group, Inc. Calls
     @ 30 due May 06                                   150            (5,250)
                                                              ---------------

                                                NUMBER OF
                                                CONTRACTS           VALUE
--------------------------------------------------------------------------------

   The Bank of New York Co., Inc. Calls
     @ 32.5 due Apr 06                                 150    $      (15,750)
     @ 35 due Apr 06                                   100            (3,200)
     @ 35 due Jul 06                                   250           (18,750)
                                                              ---------------
                                                                     (37,700)
                                                              ---------------

   The PNC Financial Services Group, Inc. Calls
     @ 60 due Feb 06                                   100           (27,500)
     @ 65 due May 06                                   150           (24,750)
     @ 70 due May 06                                   100            (6,000)
                                                              ---------------
                                                                     (58,250)
                                                              ---------------

   U.S. Bancorp Calls
     @ 30 due Jan 06                                    78            (3,900)
     @ 32.5 due Jun 06                                 250           (12,500)
                                                              ---------------
                                                                     (16,400)
                                                              ---------------

   Washington Mutual, Inc. Calls
     @ 45 due Jan 06                                   125            (7,500)
     @ 42.5 due Jan 06                                 125           (23,750)
                                                              ---------------
                                                                     (31,250)
                                                              ---------------

TOTAL CALL OPTIONS WRITTEN
(PREMIUMS RECEIVED: $450,055)                                 $     (358,825)
                                                              ===============


   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
   -----------------------------------------------------------------------------
   THE TAX COST OF THE FUND AT DECEMBER 31, 2005, BASED ON SECURITIES OWNED WAS $32,521,211. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND AT DECEMBER 31, 2005 WAS $1,777,392 AND $(274,376), RESPECTIVELY.


+     SECURITY OR PARTIAL SECURITY SEGREGATED AS COLLATERAL FOR SECURITIES SOLD
      SHORT.


20  FINANCIAL INDUSTRIES FUND                 SEE  NOTES TO FINANCIAL STATEMENTS

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                  FACE
                                                 VALUE              VALUE
--------------------------------------------------------------------------------

SHORT-TERM INSTRUMENTS 99.97%
(PERCENTAGE OF NET ASSETS)

U.S. TREASURY OBLIGATIONS 51.64%
   U.S. Treasury Bill
   3.22%, 1/05/06                             $ 80,000,000    $   79,977,333
                                                              ---------------

   U.S. Treasury Notes
   1.63%, 2/28/06                               19,000,000        18,943,011
   4.63%, 5/15/06                               20,000,000        20,032,064
                                                              ---------------
                                                                  38,975,075
                                                              ---------------

TOTAL U.S. TREASURY OBLIGATIONS
(COST: $118,952,408)                                             118,952,408
                                                              ---------------

REPURCHASE AGREEMENTS 48.31%
   Citigroup Global Markets Inc.,
   3.25% dated 12/30/05, to be
   repurchased at $54,319,608 on
   1/03/06, (collateralized by
   $136,253,000 U.S. Treasury
   STRIPS, 4.66% due 8/15/25 value
   $55,172,927 and $357,038
   U.S. Treasury STRIPS, 4.595%
   due 5/15/17 value $213,073)                  54,300,000        54,300,000
                                                              ---------------

   Goldman Sachs,
   3.30% dated 12/30/05, to be
   repurchased at $57,020,900 on
   1/03/06, (collateralized by
   $59,376,000 U.S. Treasury Note,
   3.00% due 11/15/07
   value $58,140,937)                           57,000,000        57,000,000
                                                              ---------------
TOTAL REPURCHASE AGREEMENTS
(COST: $111,300,000)                                             111,300,000
                                                              ---------------

TIME DEPOSIT 0.02%
   Brown Brothers Harriman & Co.
   3.40%, 1/03/06(16)                               38,517            38,517
                                                              ---------------

TOTAL TIME DEPOSIT (COST: $38,517)                                    38,517
                                                              ---------------

TOTAL SHORT-TERM INSTRUMENTS
(COST: $230,290,925)                                             230,290,925
                                                              ---------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.97%
(COST $230,290,925)*                                          $  230,290,925

CASH AND OTHER ASSETS, LESS LIABILITIES (0.03)%                       71,567
                                                              ---------------

NET ASSETS 100.00%                                            $  230,362,492
                                                              ===============

--------------------------------------------------------------------------------

*     AGGREGATE COST FOR FEDERAL TAX PURPOSES.


SEE NOTES TO FINANCIAL STATEMENTS          U.S. GOVERNMENT MONEY MARKET FUND  21

--------------------------------------------------------------------------------
  STATEMENTS OF ASSETS & LIABILITIES AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                                  BURNHAM           BURNHAM            BURNHAM
                                                                BURNHAM          FINANCIAL         FINANCIAL       U.S. GOVERNMENT
                                                                 FUND          SERVICES FUND    INDUSTRIES FUND   MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments:
      Investments at Cost of Unaffiliated Securities(10)         $97,227,777      $135,206,173       $32,209,556      $118,990,925
      Investments at Cost of Affiliated Securities (12)                   --         3,762,515                --                --
      Repurchase agreements                                               --                --                --       111,300,000
      Net unrealized appreciation                                 29,703,232        15,187,461         1,814,671                --
                                                            ------------------------------------------------------------------------
      Total investments at value                                 126,931,009       154,156,149        34,024,227       230,290,925
   Cash in bank                                                           --               160                --                --
   Cash on deposit for securities sold short(17)                          --                --         3,373,665                --
   Dividends and interest receivable                                 207,560           345,081            42,683           248,231
   Receivable for capital stock sold                                   1,503           162,453           145,854                --
   Receivable for investments sold                                 1,612,712           322,982         1,229,709                --
   Receivable from investment advisor (5)                                 --                --             7,006                --
   Prepaid expenses                                                   16,396            27,877             3,634            30,514
   Miscellaneous receivable                                               --             1,195            17,181                --
                                                            ------------------------------------------------------------------------
   Total assets                                                  128,769,180       155,015,897        38,843,959       230,569,670
                                                            ------------------------------------------------------------------------

LIABILITIES
   Collateral on securities loaned, at value                      13,575,705                --                --                --
   Payable for dividend declared                                          --                --                --               389
   Bank overdraft                                                     19,260                --         1,280,735                85
   Payable for fund shares redeemed                                  243,442         1,260,473           523,288             1,100
   Payable for investments purchased                               1,432,844         2,458,458            63,919                --
   Short sales at value**                                                 --                --         3,552,350                --
   Options written at value* (6)                                      41,000           298,250           358,825                --
   Payable for auditing fees                                          39,010            52,454            18,254            26,155
   Payable for administration fees (1)                                33,750            47,343            10,304            56,838
   Payable for investment advisory fees (2)                           57,221            88,139            21,660            78,137
   Payable for distribution fees and service fees (3)                 27,163            48,325             8,840                --
   Payable for printing fees                                          16,451            79,149             2,147             8,968
   Payable for transfer agent fees                                    15,894            45,208             3,280             8,655
   Accrued expenses and other payables                                13,767            21,774                93            26,851
                                                            ------------------------------------------------------------------------
   Total liabilities                                              15,515,507         4,399,573         5,843,695           207,178
                                                            ------------------------------------------------------------------------
NET ASSETS                                                      $113,253,673      $150,616,324       $33,000,264      $230,362,492
                                                            ========================================================================

ANALYSIS OF NET ASSETS(8)

BY SOURCE:
   Par value                                                        $419,840          $717,410          $286,709       $23,036,249
   Capital paid-in                                                80,854,464       133,810,253        30,739,206       207,326,243
   Accumulated undistributed net investment income                   113,316           162,105            41,002                --
   Accumulated net realized gain on investments                    2,225,498           557,529           147,240                --
   Net unrealized appreciation/(depreciation) of
      investments, written options and short sales                29,640,555        15,369,027         1,786,107                --
                                                            ------------------------------------------------------------------------

NET ASSETS                                                      $113,253,673      $150,616,324       $33,000,264      $230,362,492
                                                            ========================================================================
BY SHARE CLASS:
   NET ASSETS
   ---------------------------------------------------------------------------------------------------------------------------------
   Class A:                                                     $110,562,325      $121,888,603       $28,780,540      $230,362,492
   Class B:                                                       $2,681,807       $28,537,829               $--               $--
   Class C:                                                           $9,541          $189,892        $4,219,724               $--
   NAV(4) (PAR VALUE $0.10 PER SHARE)
   ---------------------------------------------------------------------------------------------------------------------------------
   Class A:                                                           $26.97            $21.15            $11.52             $1.00
   Class B:                                                           $27.23            $20.35               $--               $--
   Class C:                                                           $26.75            $21.05            $11.44               $--
   CAPITAL SHARES OUTSTANDING(9)
   (UNLIMITED NUMBER OF SHARES HAS BEEN AUTHORIZED)
   ---------------------------------------------------------------------------------------------------------------------------------
   Class A:                                                        4,099,568         5,762,848         2,498,242       230,362,492
   Class B:                                                           98,478         1,402,228                --                --
   Class C:                                                          356.621             9,022           368,847                --

* THE PAYABLES FOR OPTIONS WRITTEN INCLUDE PREMIUMS RECEIVED FOR THE FOLLOWING AMOUNTS: BURNHAM FUND $27,549, BURNHAM FINANCIAL SERVICES FUND $479,816, AND BURNHAM FINANCIAL INDUSTRIES FUND $450,055.
**    THE PAYABLE FOR SHORT SALES INCLUDE PROCEEDS RECEIVED FOR THE FOLLOWING
      AMOUNTS: BURNHAM FINANCIAL INDUSTRIES FUND $3,432,556.

22  ASSETS & LIABILITIES                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                                   BURNHAM          BURNHAM            BURNHAM
                                                                  BURNHAM         FINANCIAL        FINANCIAL       U.S. GOVERNMENT
                                                                   FUND         SERVICES FUND   INDUSTRIES FUND   MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends*                                                      $1,921,377       $4,722,947         $812,915               $0
   Dividends from Affiliated Securities (12)                               --           67,212               --               --
   Interest                                                           193,144          287,718          117,700        6,926,887
   Securities lending (10) (net of fees)                               23,554            2,181               --           18,891
   Other Income                                                           715            4,608               --            2,152
                                                               ---------------------------------------------------------------------
   Total Income                                                     2,138,790        5,084,666          930,615        6,947,930
                                                               ---------------------------------------------------------------------

EXPENSES
   Administration fees (1)                                            173,214          262,951           44,704          312,082
   Investment advisory fees (2)                                       691,164        1,347,304          268,264          878,664
   Performance fees                                                        --               --           11,199               --
   Dividends on securities sold short(17)                                  --               --           41,500               --
   Service fees (Class B) (3)                                           7,606           82,404               --               --
   Service fees (Class C) (3)                                              21              112            9,423               --
   Distribution fees (Class A) (3)                                    281,871          368,441           78,166               --
   Distribution fees (Class B) (3)                                     22,898          246,302               --               --
   Distribution fees (Class C) (3)                                         64              334           28,138               --
   Transfer agent fees                                                158,575          293,259           49,552           94,091
   Audit and legal fees                                                84,652          124,757           31,695          125,487
   Reports to shareholders                                             34,213          108,285            8,593           22,439
   Trustees' fees and expenses                                         26,636           44,140            6,167           50,864
   Custodian fees                                                      24,285           45,764           22,806           43,924
   Registration fees and expenses                                      41,012           84,026           35,435           35,899
   Fund accounting expenses                                            41,649           59,265           21,030           65,525
   Miscellaneous expenses                                              74,221          151,402           24,641           88,170
                                                               ---------------------------------------------------------------------
   Total expenses before reimbursement                              1,662,081        3,218,746          681,313        1,717,145
   Plus net voluntary reimbursement by advisor (5)                         --               --          (66,519)              --
                                                               ---------------------------------------------------------------------
   Total expenses after reimbursement                               1,662,081        3,218,746          614,794        1,717,145
                                                               ---------------------------------------------------------------------

NET INVESTMENT INCOME                                                $476,709       $1,865,920         $315,821       $5,230,785
                                                               ---------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS, WRITTEN OPTIONS AND
SHORT SALES

REALIZED GAIN/(LOSS) FROM SECURITIES, WRITTEN OPTIONS
AND SHORT SALES TRANSACTIONS: (6)

   Realized gain on securities                                      5,059,953        6,391,430        1,577,137               --
   Realized gain/(loss) from written options                         (436,217)       2,144,982          162,745               --
   Realized loss from short sales                                          --               --          (97,253)              --
                                                               ---------------------------------------------------------------------
   Net realized gain from securities, written options
      and short sales transactions                                  4,623,736        8,536,412        1,642,629               --
                                                               ---------------------------------------------------------------------
UNREALIZED APPRECIATION/(DEPRECIATION) ON:
   Net unrealized appreciation/(depreciation)
      of investments                                                  360,127      (13,572,165)         412,930               --
   Net unrealized appreciation/(depreciation)
      of written options transactions                                 508,365          194,238          262,514               --
   Net unrealized appreciation/(depreciation) of short sales               --               --          (19,320)              --
                                                               ---------------------------------------------------------------------
   Net unrealized appreciation/(depreciation) of investments,
      written options and short sales transactions                    868,492      (13,377,927)         656,124               --
                                                               ---------------------------------------------------------------------
   Net realized and unrealized gain/(loss) on investments,
      written options and short sales transactions                  5,492,228       (4,841,515)       2,298,753               --
                                                               ---------------------------------------------------------------------

NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                       $5,968,937      $(2,975,595)      $2,614,574       $5,230,785
                                                               =====================================================================

*     NET OF FOREIGN TAXES WITHHELD OF $7,302 FOR THE BURNHAM FUND.


SEE NOTES TO FINANCIAL STATEMENTS                                 OPERATIONS  23

--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                BURNHAM FUND                     BURNHAM FINANCIAL SERVICES FUND
                                                   ---------------------------------------------------------------------------------
                                                   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                      DECEMBER 31,         DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                                          2005                 2004                 2005                 2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income/(loss)                            $476,709             $400,670           $1,865,920             $728,859
  Net realized gain from transactions                    4,623,736           11,317,900            8,536,412           45,046,634
  Net unrealized appreciation/(depreciation)               868,492           (3,488,089)         (13,377,927)         (18,715,376)
                                                     -------------------------------------------------------------------------------
  Net increase/(decrease) in net assets
    resulting from operations                            5,968,937            8,230,481           (2,975,595)          27,060,117
                                                     -------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

FROM NET INVESTMENT INCOME:
  Class A shares                                          (363,393)            (766,883)          (1,221,584)            (712,245)
  Class B shares                                                --                   --              (61,060)                  --
  Class C shares                                                --                  (42)*             (1,727)**                --
                                                     -------------------------------------------------------------------------------
    Total distributions from net investment
      income                                              (363,393)            (766,925)          (1,284,371)            (712,245)
                                                     -------------------------------------------------------------------------------

FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS:
  Class A shares                                        (4,114,866)          (8,562,143)          (6,675,609)         (34,910,637)
  Class B shares                                          (100,391)            (268,761)          (1,636,454)          (7,430,574)
  Class C shares                                              (355)                (544)*             (9,044)**                --
                                                     -------------------------------------------------------------------------------
    Total distributions from realized gains             (4,215,612)          (8,831,448)          (8,321,107)         (42,341,211)
                                                     -------------------------------------------------------------------------------
    Total distributions to shareholders                 (4,579,005)          (9,598,373)          (9,605,478)         (43,053,456)
                                                     -------------------------------------------------------------------------------
  Increase/(decrease) in net assets derived from
    capital share transactions                         (11,069,038)          (6,947,837)         (64,452,265)         (83,150,683)
  Redemption fee(15)                                           200                  377                8,995                2,724
                                                     -------------------------------------------------------------------------------
  Increase/(decrease) in net assets for the year        (9,678,906)          (8,315,352)         (77,024,343)         (99,141,298)

NET ASSETS
  Beginning of year                                    122,932,579          131,247,931          227,640,667          326,781,965
                                                     -------------------------------------------------------------------------------
END OF YEAR                                           $113,253,673         $122,932,579         $150,616,324         $227,640,667
                                                     ===============================================================================
UNDISTRIBUTED NET INVESTMENT INCOME END OF YEAR           $113,316                  $--             $162,105                  $--
                                                     ===============================================================================

                                                               BURNHAM FINANCIAL                    BURNHAM U.S. GOVERNMENT
                                                                INDUSTRIES FUND                         MONEY MARKET FUND
                                                   ---------------------------------------------------------------------------------
                                                   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                      DECEMBER 31,         DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                                         2005                 2004*                 2005                2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income/(loss)                            $315,821              $(2,885)          $5,230,785           $1,172,543
  Net realized gain from transactions                    1,642,629              582,270                   --                   --
  Net unrealized appreciation/(depreciation)               656,124            1,129,984                   --                   --
                                                     -------------------------------------------------------------------------------
  Net increase/(decrease) in net assets
    resulting from operations                            2,614,574            1,709,369            5,230,785            1,172,543
                                                     -------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

FROM NET INVESTMENT INCOME:
  Class A shares                                          (265,948)                  --           (5,230,785)          (1,173,192)
  Class B shares                                                --                   --                   --                   --
  Class C shares                                            (8,871)                  --                   --                   --
                                                     -------------------------------------------------------------------------------
    Total distributions from net investment
      income                                              (274,819)                  --           (5,230,785)          (1,173,192)
                                                     -------------------------------------------------------------------------------

FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS:
  Class A shares                                        (1,734,318)             (96,415)                  --                   --
  Class B shares                                                --                   --                   --                   --
  Class C shares                                          (233,954)             (15,069)                  --                   --
                                                     -------------------------------------------------------------------------------
    Total distributions from realized gains             (1,968,272)            (111,484)                  --                   --
                                                     -------------------------------------------------------------------------------
    Total distributions to shareholders                 (2,243,091)            (111,484)          (5,230,785)          (1,173,192)
                                                     -------------------------------------------------------------------------------
  Increase/(decrease) in net assets derived from
    capital share transactions                           9,144,246           21,868,555           (4,973,867)          71,526,284
  Redemption fee(15)                                        10,680                7,415                   --                   --
                                                     -------------------------------------------------------------------------------
  Increase/(decrease) in net assets for the year         9,526,409           23,473,855           (4,973,867)          71,525,635

NET ASSETS
  Beginning of year                                     23,473,855                   --          235,336,359          163,810,724
                                                     -------------------------------------------------------------------------------
END OF YEAR                                            $33,000,264          $23,473,855         $230,362,492         $235,336,359
                                                     ===============================================================================
UNDISTRIBUTED NET INVESTMENT INCOME END OF YEAR            $41,002                  $--                  $--                  $--
                                                     ===============================================================================

*     COMMENCED OPERATIONS ON APRIL 30, 2004.
**    COMMENCED OPERATIONS ON APRIL 29, 2005.


24-25  CHANGES IN NET ASSETS                   SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY
--------------------------------------------------------------------------------

                                                                BURNHAM FUND                    BURNHAM FINANCIAL SERVICES FUND
                                                   ---------------------------------------------------------------------------------
                                                   FOR THE YEAR ENDED   FOR THE YEAR ENDED  FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                      DECEMBER 31,         DECEMBER 31,        DECEMBER 31,          DECEMBER 31,
                                                          2005                 2004                2005                  2004
------------------------------------------------------------------------------------------------------------------------------------
DOLLAR AMOUNTS

CLASS A

   Net proceeds from sale of shares                        $1,577,046           $2,501,512         $48,214,177         $72,437,511
   Net asset value of shares issued to
     shareholders in reinvestment of dividends              4,005,939            8,304,502           7,363,894          33,451,532
   Cost of shares redeemed                                (15,534,076)         (17,213,134)       (112,113,902)       (193,781,395)
                                                   ---------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                   $(9,951,091)         $(6,407,120)       $(56,535,831)       $(87,892,352)
                                                   =================================================================================

CLASS B

   Net proceeds from sale of shares                            $5,069              $96,070             $45,477          $5,263,861
   Net asset value of shares issued to
     shareholders in reinvestment of dividends                 94,132              240,108           1,600,346           6,822,822
   Cost of shares redeemed                                 (1,218,953)            (884,581)         (9,759,362)         (7,345,014)
                                                   ---------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                   $(1,119,752)           $(548,403)        $(8,113,539)         $4,741,669
                                                   =================================================================================

CLASS C

   Net proceeds from sale of shares                            $1,450               $7,100*           $193,242**               $--
   Net asset value of shares issued
     to shareholders in reinvestment of dividends                 355                  586*             10,770**                --
   Cost of shares redeemed                                         --                   --              (6,907)**               --
                                                   ---------------------------------------------------------------------------------
NET INCREASE                                                   $1,805               $7,686            $197,105                 $--
                                                   =================================================================================

NET INCREASE/(DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS               $(11,069,038)         $(6,947,837)       $(64,452,265)       $(83,150,683)
                                                   =================================================================================

SHARE TRANSACTIONS

CLASS A

Shares sold                                                    59,507               91,259           2,235,678           2,841,549
Shares issued for reinvestments                               146,043              311,734             348,287           1,492,037
Shares redeemed                                              (584,685)            (633,608)         (5,207,490)         (7,794,783)
                                                   ---------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                      (379,135)            (230,615)         (2,623,525)         (3,461,197)
                                                   =================================================================================

CLASS B

   Shares sold                                                    188                3,438               2,177             214,311
   Shares issued for reinvestments                              3,397                8,893              78,589             315,871
   Shares redeemed                                            (45,789)             (32,107)           (472,740)           (297,839)
                                                   ---------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                       (42,204)             (19,776)           (391,974)            232,343
                                                   =================================================================================

CLASS C

   Shares sold                                                     55                  267*              8,830**                --
   Shares issued for reinvestments                                 13                   22*                511**                --
   Shares redeemed                                                 --                   --                (319)**               --
                                                   ---------------------------------------------------------------------------------
NET INCREASE                                                       68                  289               9,022                  --
                                                   =================================================================================

                                                      BURNHAM FINANCIAL                        BURNHAM U.S. GOVERNMENT
                                                       INDUSTRIES FUND                            MONEY MARKET FUND
                                           -------------------------------------------------------------------------------------
                                           FOR THE YEAR ENDED    FOR THE YEAR ENDED    FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                              DECEMBER 31,          DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                                                  2005                 2004*                  2005                  2004
--------------------------------------------------------------------------------------------------------------------------------
DOLLAR AMOUNTS

CLASS A

   Net proceeds from sale of shares               $19,281,677           $20,214,237          $260,046,795          $234,501,981
   Net asset value of shares issued to
     shareholders in reinvestment of
     dividends                                      1,808,621                82,236             5,230,698             1,172,493
   Cost of shares redeemed                        (13,108,857)           (1,338,975)         (270,251,360)         (164,148,190)
                                           -------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                            $7,981,441           $18,957,498           $(4,973,867)          $71,526,284
                                           =====================================================================================

CLASS B

   Net proceeds from sale of shares                       $--                   $--                   $--                   $--
   Net asset value of shares issued to
     shareholders in reinvestment of
     dividends                                             --                    --                    --                    --
   Cost of shares redeemed                                 --                    --                    --                    --
                                           -------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                   $--                   $--                   $--                   $--
                                           =====================================================================================

CLASS C

   Net proceeds from sale of shares                $1,927,510            $2,903,909                   $--                   $--
   Net asset value of shares issued to
     shareholders in reinvestment of
     dividends                                        170,089                11,349                    --                    --
   Cost of shares redeemed                           (934,794)               (4,201)                   --                    --
                                           -------------------------------------------------------------------------------------
NET INCREASE                                       $1,162,805            $2,911,057                   $--                   $--
                                           =====================================================================================
NET INCREASE/(DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE
   TRANSACTIONS                                    $9,144,246           $21,868,555           $(4,973,867)          $71,526,284
                                           =====================================================================================
SHARE TRANSACTIONS

CLASS A

Shares sold                                         1,657,490             1,921,876           258,369,525           234,501,981
Shares issued for reinvestments                       156,726                 7,284             5,230,698             1,172,493
Shares redeemed                                    (1,120,786)             (124,348)         (268,574,090)         (164,148,190)
                                           -------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                               693,430             1,804,812            (4,973,867)           71,526,284
                                           =====================================================================================

CLASS B

   Shares sold                                             --                    --                    --                    --
   Shares issued for reinvestments                         --                    --                    --                    --
   Shares redeemed                                         --                    --                    --                    --
                                           -------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                    --                    --                    --                    --
                                           =====================================================================================

CLASS C

   Shares sold                                        167,304               268,397                    --                    --
   Shares issued for reinvestments                     14,816                 1,012                    --                    --
   Shares redeemed                                    (82,286)                 (396)                   --                    --
                                           -------------------------------------------------------------------------------------
NET INCREASE                                           99,834               269,013                    --                    --
                                           =====================================================================================

*     COMMENCED OPERATIONS ON APRIL 30, 2004.
**    COMMENCED OPERATIONS ON APRIL 29, 2005.


26-27  CHANGES IN NET ASSETS                   SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------------------------------------------------------------------

                                           INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                      ------------------------------------------ ---------------------------------------------------

                                                     NET GAINS/(LOSS)                               DISTRIBUTIONS FROM
                                                       ON SECURITIES                                  CAPITAL GAINS
                                                        AND OPTIONS   TOTAL FROM     DIVIDENDS       (FROM SECURITIES
                     NET ASSET VALUE  NET INVESTMENT  (BOTH REALIZED  INVESTMENT     (FROM NET         AND OPTIONS        TOTAL
                    BEGINNING OF YEAR  INCOME (LOSS)  AND UNREALIZED) OPERATIONS INVESTMENT INCOME)    TRANSACTIONS)   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
BURNHAM FUND

 CLASS A SHARES
 12/31/05                 $26.60         $0.11(c)          $1.38         $1.49         $(0.09)            $(1.03)            $(1.12)
 12/31/04                  26.94          0.09(c)           1.80          1.89          (0.20)             (2.03)             (2.23)
 12/31/03                  22.85          0.13              4.77          4.90          (0.05)             (0.76)             (0.81)
 12/31/02                  30.65          0.21             (7.25)        (7.04)         (0.18)             (0.58)             (0.76)
 12/31/01                  38.70          0.22             (5.67)        (5.45)         (0.21)             (2.39)             (2.60)

 CLASS B SHARES
 12/31/05                 $26.96        $(0.05)(c)         $1.35         $1.30            $--             $(1.03)            $(1.03)
 12/31/04                  27.30         (0.11)(c)          1.80          1.69             --              (2.03)             (2.03)
 12/31/03                  23.27         (0.07)             4.86          4.79             --              (0.76)             (0.76)
 12/31/02                  31.19          0.01             (7.35)        (7.34)            --              (0.58)             (0.58)
 12/31/01                  39.36         (0.03)            (5.75)        (5.78)            --              (2.39)             (2.39)

 CLASS C SHARES
 12/31/05                 $26.50        $(0.06)(c)         $1.34         $1.28            $--             $(1.03)            $(1.03)
 12/31/04(b)               26.68         (0.07)(c)          2.08          2.01          (0.16)             (2.03)             (2.19)

BURNHAM FINANCIAL
SERVICES FUND

 CLASS A SHARES
 12/31/05                 $22.51         $0.25(c)         $(0.18)        $0.07         $(0.22)            $(1.21)            $(1.43)
 12/31/04                  24.44          0.09(c)           3.11          3.20          (0.11)             (5.02)             (5.13)
 12/31/03                  18.33          0.07(c)           7.36          7.43          (0.03)             (1.29)             (1.32)
 12/31/02                  15.80          0.08(c)           2.69          2.77          (0.05)             (0.19)             (0.24)
 12/31/01                  13.93          0.18(c)           3.79          3.97          (0.13)             (1.97)             (2.10)

 CLASS B SHARES
 12/31/05                 $21.68         $0.09(c)         $(0.16)       $(0.07)        $(0.05)            $(1.21)            $(1.26)
 12/31/04                  23.80         (0.09)(c)          2.99          2.90             --              (5.02)             (5.02)
 12/31/03                  17.97         (0.09)(c)          7.21          7.12             --              (1.29)             (1.29)
 12/31/02                  15.59         (0.05)(c)          2.62          2.57             --              (0.19)             (0.19)
 12/31/01                  13.82          0.06(c)           3.75          3.81          (0.07)             (1.97)             (2.04)

 CLASS C SHARES (h)
 12/31/05                 $20.60         $0.11(c)          $1.78         $1.89         $(0.23)            $(1.21)            $(1.44)

BURNHAM FINANCIAL
INDUSTRIES FUND

 CLASS A SHARES
 12/31/05                 $11.33         $0.13(c)          $0.82        $0.95          $(0.10)            $(0.66)            $(0.76)
 12/31/04                  10.00         (0.00)(c),(d)      1.39         1.39              --              (0.06)             (0.06)

 CLASS C SHARES
 12/31/05                 $11.26         $0.05(c)          $0.82        $0.87          $(0.03)            $(0.66)            $(0.69)
 12/31/04                  10.00         (0.05)(c)          1.37         1.32              --              (0.06)             (0.06)

                                                                                     RATIOS/SUPPLEMENTAL DATA
                                                              --------------------------------------------------------------------
                                                                           RATIO OF TOTAL  RATIO OF TOTAL
                                                                           EXPENSES AFTER EXPENSES BEFORE
                                                                           REIMBURSEMENT/ REIMBURSEMENT/   RATIO OF NET
                                                              NET ASSETS,    RECOVERY       RECOVERY      INCOME/(LOSS)  PORTFOLIO
                   REDEMPTION  NET ASSET VALUE                END OF YEAR   TO AVERAGE     TO AVERAGE      TO AVERAGE    TURNOVER
                      FEE        END OF YEAR   TOTAL RETURN % (IN $000'S) NET ASSETS %(5) NET ASSETS %(5)  NET ASSETS %   RATE %
----------------------------------------------------------------------------------------------------------------------------------
BURNHAM FUND

 CLASS A SHARES
 12/31/05            0.00(d)        $26.97          5.55        $110,562       1.39            1.39           0.43         76.3
 12/31/04            0.00(d)         26.60          7.01         119,132       1.39            1.39           0.35         59.4
 12/31/03              --            26.94         21.60         126,868       1.39            1.39           0.51         91.3
 12/31/02              --            22.85        (23.14)        114,199       1.39            1.39           0.78         94.1
 12/31/01              --            30.65        (14.26)        158,459       1.37            1.23           0.64         68.4
 CLASS B SHARES
 12/31/05              --           $27.23          4.77          $2,682       2.14            2.14          (0.20)        76.3
 12/31/04            0.00(d)         26.96          6.24           3,793       2.14            2.14          (0.40)        59.4
 12/31/03              --            27.30         20.67           4,380       2.14            2.14          (0.24)        91.3
 12/31/02              --            23.27        (23.69)          4,929       2.13            2.13           0.05         94.1
 12/31/01              --            31.19        (14.88)          7,605       2.12            1.98          (0.11)        68.4
 CLASS C SHARES
 12/31/05              --           $26.75          4.77             $10       2.14            2.14          (0.22)        76.3
 12/31/04(b)         0.00(d)         26.50          7.54(a)            8       2.14(e)         2.15(e)       (0.41)(e)     59.4

BURNHAM FINANCIAL
SERVICES FUND

 CLASS A SHARES
 12/31/05            0.00(d)        $21.15          0.37        $121,889       1.59            1.59           1.17        129.9
 12/31/04            0.00(d)         22.51         13.13         188,743       1.60            1.60           0.38        125.0
 12/31/03              --            24.44         40.66         289,609       1.60            1.50           0.31        199.9
 12/31/02              --            18.33         17.55          71,903       1.60            1.60           0.47        219.6
 12/31/01              --            15.80         29.28          23,710       1.60            1.95           1.12        535.4
 CLASS B SHARES
 12/31/05              --           $20.35         (0.34)        $28,538       2.34            2.34           0.43        129.9
 12/31/04            0.00(d)         21.68         12.26          38,897       2.35            2.35          (0.37)       125.0
 12/31/03              --            23.80         39.75          37,173       2.35            2.24          (0.44)       199.0
 12/31/02              --            17.97         16.50           8,201       2.34            2.34          (0.27)       219.6
 12/31/01              --            15.59         28.38           2,565       2.34            2.70           0.37        535.4
 CLASS C SHARES(h)
 12/31/05            0.00(d)        $21.05          9.19(a)         $190       2.34(e)         2.34(e)        0.75(e)     129.9

BURNHAM FINANCIAL
INDUSTRIES FUND

 CLASS A SHARES
 12/31/05            0.00(d)       $11.52           8.38         $28,781       1.79            2.01           1.15        271.1
 12/31/04            0.00(d)        11.33          13.87(a)       20,445       1.75(e)         2.77(e)       (0.03)(e)    108.0
 CLASS C SHARES
 12/31/05            0.00(d)       $11.44           7.65          $4,220       2.49            2.70           0.43        271.1
 12/31/04            0.00(d)        11.26          13.17(a)        3,029       2.45(e)         3.47(e)       (0.67)(e)    108.0


28-29  FINANCIAL HIGHLIGHTS                    SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------------------------------------------------------------------

                                       INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                 ---------------------------------------------  ---------------------------------------------------
                                                                                                     DISTRIBUTIONS
                                                                                                          FROM
                                                                                                     CAPITAL GAINS
                                                                    TOTAL FROM      DIVIDENDS       (FROM SHORT-TERM
               NET ASSET VALUE   NET INVESTMENT  NET REALIZED GAIN  INVESTMENT      (FROM NET          SECURITIES         TOTAL
              BEGINNING OF YEAR      INCOME        ON SECURITIES    OPERATIONS  INVESTMENT INCOME)   TRANSACTIONS)    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
BURNHAM U.S.
GOVERNMENT
MONEY MARKET
FUND(g)

12/31/05            $1.00            $0.023          $--              $0.023         $(0.023)             $--            $(0.023)
12/31/04             1.00             0.006           --               0.006          (0.006)              --             (0.006)
12/31/03             1.00             0.004           --               0.004          (0.004)              --             (0.004)
12/31/02             1.00             0.010           --               0.010          (0.010)              --             (0.010)
12/31/01             1.00             0.032           --               0.032          (0.032)              --             (0.032)

                                                                             RATIOS/SUPPLEMENTAL DATA
                                                                ---------------------------------------------------
                                                                RATIO OF TOTAL     RATIO OF TOTAL
                                                                EXPENSES AFTER     EXPENSES BEFORE
                                                                REIMBURSEMENT/     REIMBURSEMENT/     RATIO OF NET
                                                  NET ASSETS,      RECOVERY            RECOVERY       INCOME/(LOSS)
                NET ASSET VALUE                  END OF PERIOD    TO AVERAGE          TO AVERAGE        TO AVERAGE
                  END OF YEAR    TOTAL RETURN %   (IN $000'S)   NET ASSETS %(5)    NET ASSETS %(5)    NET ASSETS %
-------------------------------------------------------------------------------------------------------------------
BURNHAM U.S.
GOVERNMENT
MONEY MARKET
FUND(g)

12/31/05              $1.00        2.41              $230,362            --               0.77              2.38
12/31/04               1.00        0.60               235,336            --               0.74              0.62
12/31/03               1.00        0.39               163,811          0.80               0.79              0.39
12/31/02               1.00        1.00               139,465          0.90               0.89              1.00
12/31/01               1.00        3.28               140,019          0.87               0.83              3.19

a TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR, ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.
b     COMMENCED OPERATIONS ON APRIL 30, 2004.
c     PER SHARE VALUES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.
d     LESS THAN $0.01 PER SHARE.
e     ANNUALIZED.
f     LESS THAN $0.001 PER SHARE.
g     FORMERLY THE BURNHAM U.S. TREASURY MONEY MARKET FUND.
h     COMMENCED OPERATIONS ON APRIL 29, 2005.


30-31  FINANCIAL HIGLIGHTS                     SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

ADMINISTRATIVE FEES

1. BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND, BURNHAM FINANCIAL INDUSTRIES FUND, AND BURNHAM U.S. GOVERNMENT MONEY MARKET FUND PAY THE ADMINISTRATOR 0.15% OF NET ASSETS UP TO $150 MILLION, 0.125% OF NET ASSETS FROM $150 MILLION TO $300 MILLION, AND 0.10% OF NET ASSETS ABOVE $300 MILLION (PERCENTAGE OF AVERAGE DAILY NET ASSETS).

MANAGEMENT FEES

2. BURNHAM ASSET MANAGEMENT CORP. SERVES AS THE ADVISOR TO THE FUNDS. THE ADVISOR IS ENTITLED TO A MONTHLY FEE AT AN ANNUAL RATE BASED UPON A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF EACH FUND AT THE FOLLOWING
      RATES:

      BURNHAM FUND                                    0.60%
      BURNHAM FINANCIAL SERVICES FUND                 0.75%
      BURNHAM FINANCIAL INDUSTRIES FUND               0.90%
      BURNHAM U.S. GOVERNMENT MONEY MARKET FUND       0.40%

      THE BURNHAM FINANCIAL INDUSTRIES FUND ADVISOR'S BASIC FEE MAY BE ADJUSTED UPWARD OR DOWNWARD (BY UP TO 0.10% OF THE FUND'S AVERAGE DAILY NET ASSETS) DEPENDING ON WHETHER AND TO WHAT EXTENT THE FUND'S PERFORMANCE, FOR THE RELEVANT PERFORMANCE PERIOD, (THE PERFORMANCE PERIOD CONSISTS OF THE CURRENT MONTH AND THE PRIOR 35 MONTHS, OR SUCH SHORTER PERIOD SINCE COMMENCEMENT OF THE FUND'S OPERATIONS) EXCEEDS OR IS EXCEEDED BY THE PERFORMANCE OF THE PHLX/KBW BANK INDEX. THIS PERFORMANCE COMPARISON IS MADE AT THE END OF EACH MONTH. FOR THE YEAR ENDED DECEMBER 31, 2005 THE ADVISOR'S FEE WAS ADJUSTED UPWARD BY 0.04%.

DISTRIBUTION FEES AND COMMISSIONS

3.    THE FOLLOWING FUNDS PAY THE DISTRIBUTOR A DISTRIBUTION FEE OF:

                                           CLASS A  CLASS B  CLASS C
                                           -------  -------  -------
      BURNHAM FUND                          0.25%    0.75%    0.75%
      BURNHAM FINANCIAL SERVICES FUND       0.25%    0.75%    0.75%
      BURNHAM FINANCIAL INDUSTRIES FUND     0.30%      --     0.75%

      THE FOLLOWING FUNDS PAY THE DISTRIBUTOR A SERVICE FEE OF:

                                           CLASS B  CLASS C
                                           -------  -------
      BURNHAM FUND                          0.25%    0.25%
      BURNHAM FINANCIAL SERVICES FUND       0.25%    0.25%
      BURNHAM FINANCIAL INDUSTRIES FUND       --     0.25%

      THE DISTRIBUTOR ALSO RECEIVED:

                                 CLASS A
                                  SALES
                               COMMISSION/   CLASS B   CLASS C    BROKER
                                   CDSC       CDSC      CDSC    COMMISSIONS
                               -----------  --------   -------  -----------
      BURNHAM FUND                $3,344     $20,811       $--     $185,210
      BURNHAM FINANCIAL
        SERVICES FUND            $69,188    $222,507       $69      $14,414
      BURNHAM FINANCIAL
        INDUSTRIES FUND           $8,894         $--    $5,652      $10,960

4. FOR CLASS A SHARES, THE OFFERING PRICE, WITH MAXIMUM 5% SALES CHARGE WAS $28.39, $22.26 AND $12.13 FOR BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND, RESPECTIVELY. THE REDEMPTION PRICE IS NAV. FOR CLASS B AND CLASS C SHARES THE OFFERING PRICE IS NAV AND THE REDEMPTION PRICE VARIES WITH ANY CDSC CHARGED.

EXPENSES

5. THE ADVISOR CURRENTLY LIMITS THE FUNDS' TOTAL EXPENSES TO THE FOLLOWING RATES BASED ON AVERAGE NET ASSETS FOR CLASS A, CLASS B AND CLASS C:

                               CLASS A  CLASS B  CLASS C
                               -------  -------  -------
      BURNHAM FUND              1.39%    2.14%    2.14%
      BURNHAM FINANCIAL
        SERVICES FUND           1.60%    2.35%    2.35%

      THE ADVISOR HAS VOLUNTARILY AGREED TO LIMIT THE BURNHAM FINANCIAL INDUSTRIES FUND TOTAL ANNUAL OPERATING EXPENSES BY LIMITING "OTHER EXPENSES" TO 0.55%. PURSUANT TO A VOLUNTARY EXPENSE AGREEMENT WITH THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND, ANY REDUCTIONS OR REIMBURSEMENTS MADE TO THE FUNDS BY THE ADVISOR ARE SUBJECT TO RECOVERY WITHIN THE FOLLOWING THREE YEARS, PROVIDED THE FUNDS ARE ABLE TO EFFECT SUCH REIMBURSEMENTS AND REMAIN IN COMPLIANCE WITH APPLICABLE EXPENSE LIMITATIONS. EXTRAORDINARY EXPENSES (E.G., PROXY EXPENSE), AND OTHER NON-OPERATING EXPENSES (E.G., DIVIDEND EXPENSE FOR SECURITIES SOLD SHORT), AS DEFINED BY THE FUND'S EXCESS EXPENSE PLAN, ARE NOT APPLICABLE TO THE FUND'S EXPENSE CAP. FOR THE YEAR ENDED DECEMBER 31, 2005, EXTRAORDINARY EXPENSES WERE $34,573, $99,123, $14,115 AND $28,305
      FOR THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND, BURNHAM FINANCIAL INDUSTRIES FUND, AND BURNHAM U.S. GOVERNMENT MONEY MARKET RESULTING IN AN INCREASE TO EXPENSE RATIOS OF 0.03%, 0.06%, 0.05% AND 0.01%, RESPECTIVELY. THE ADVISOR COULD CHANGE OR DISCONTINUE THE VOLUNTARY EXPENSE AGREEMENT AT ANY TIME. FOR THE YEAR ENDED DECEMBER 31, 2005, THE ADVISOR'S NET RECOUPMENT OR NET REIMBURSEMENT IS AS FOLLOWS:

                                  NET          NET       SUBJECT TO
                              RECOUPMENT  REIMBURSEMENT  RECOUPMENT
                              ----------  -------------  ----------
      BURNHAM FUND               $2,653       $2,653            $--
      BURNHAM FINANCIAL
        SERVICES FUND           $34,557      $34,557            $--
      BURNHAM FINANCIAL
        INDUSTRIES FUND          $8,801      $75,320       $152,767

SECURITIES AND WRITTEN OPTIONS TRANSACTIONS

6. THE AGGREGATE COST OF PURCHASES AND PROCEEDS FROM SALES OF SECURITIES, EXCLUDING SHORT-TERM INVESTMENTS FOR THE YEAR ENDED DECEMBER 31, 2005, ARE AS FOLLOWS:

                                PURCHASES       SALES
                              -------------  ------------
      BURNHAM FUND              $83,618,154   $99,887,234
      BURNHAM FINANCIAL
        SERVICES FUND          $222,899,930  $287,339,778
      BURNHAM FINANCIAL
        INDUSTRIES FUND         $82,185,228   $73,447,569

      WRITTEN OPTION ACTIVITY FOR THE FUNDS WAS AS FOLLOWS:

BURNHAM FUND

      WRITTEN OPTIONS                     NUMBER OF CONTRACTS   PREMIUMS
                                          -------------------  -----------
      OUTSTANDING AT DECEMBER 31, 2004           3,385            $404,859
      WRITTEN                                    1,200             270,815
      EXPIRED                                     (800)            (81,593)
      CLOSED                                    (2,081)           (382,882)
      EXERCISED                                 (1,454)           (183,650)
                                                ------         -----------
      OUTSTANDING AT DECEMBER 31, 2005             250             $27,549
                                                ======         ===========

BURNHAM FINANCIAL SERVICES FUND

      WRITTEN OPTIONS                     NUMBER OF CONTRACTS   PREMIUMS
                                          -------------------  -----------
      OUTSTANDING AT DECEMBER 31, 2004           22,226         $2,624,844
      WRITTEN                                    21,095          2,277,245
      EXPIRED                                   (17,152)        (1,784,058)
      CLOSED                                    (17,476)        (1,942,137)
      EXERCISED                                  (4,243)          (696,078)
                                                -------        -----------
      OUTSTANDING AT DECEMBER 31, 2005            4,450           $479,816
                                                =======        ===========

BURNHAM FINANCIAL INDUSTRIES FUND

      WRITTEN OPTIONS                     NUMBER OF CONTRACTS   PREMIUMS
                                          -------------------  -----------
      OUTSTANDING AT DECEMBER 31, 2004            4,095           $537,116
      WRITTEN                                    10,528          1,160,927
      EXPIRED                                    (3,450)          (382,330)
      CLOSED                                     (6,442)          (756,843)
      EXERCISED                                    (778)          (108,815)
                                                -------        -----------
      OUTSTANDING AT DECEMBER 31, 2005            3,953           $450,055
                                                =======        ===========

7.    SECURITIES OR PARTIAL SECURITIES ON WHICH CALL OPTIONS WERE WRITTEN.


32  NOTES TO FINANCIAL STATEMENTS

DISTRIBUTIONS AND TAXES

8. IT IS EACH FUND'S POLICY TO QUALIFY AS A REGULATED INVESTMENT COMPANY BY COMPLYING WITH THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, APPLICABLE TO REGULATED INVESTMENT COMPANIES AND BY DISTRIBUTING SUBSTANTIALLY ALL OF ITS EARNINGS TO ITS SHAREHOLDERS. THEREFORE, NO FEDERAL INCOME TAX PROVISION IS REQUIRED.

      INCOME DISTRIBUTIONS AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS, WHICH MAY DIFFER FROM GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. THE CHARACTER OF DISTRIBUTIONS PAID ON A TAX BASIS DURING 2005 AND 2004 IS AS FOLLOWS:

                                                 BURNHAM          BURNHAM
                                                FINANCIAL        FINANCIAL
   2005                        BURNHAM FUND   SERVICES FUND   INDUSTRIES FUND
   --------------------------------------------------------------------------
   DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME             $    363,393    $  1,284,371     $   274,819
   SHORT-TERM CAPITAL GAIN          200,024       5,927,378       1,956,927
   LONG-TERM CAPITAL GAIN         4,015,588       2,393,729          11,345
                               ------------    ------------     -----------
                               $  4,579,005    $  9,605,478     $ 2,243,091
                               ============    ============     ===========

                                                 BURNHAM          BURNHAM
                                                FINANCIAL        FINANCIAL
   2004                        BURNHAM FUND   SERVICES FUND   INDUSTRIES FUND
   --------------------------------------------------------------------------
   DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME             $    766,925    $    712,245     $        --
   SHORT-TERM CAPITAL GAIN        2,017,052      32,776,516         111,484
   LONG-TERM CAPITAL GAIN         6,814,396       9,564,695              --
                               ------------    ------------     -----------
                               $  9,598,373    $ 43,053,456     $   111,484
                               ============    ============     ===========

      THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND DID NOT HAVE ANY BOOK/TAX DIFFERENCES FOR DISTRIBUTIONS PAID DURING 2005 AND 2004.

      AS OF DECEMBER 31, 2005, THE COMPONENTS OF DISTRIBUTABLE EARNINGS ON A TAX BASIS WERE AS FOLLOWS:

                                                 BURNHAM          BURNHAM
                                                FINANCIAL        FINANCIAL
   2005                        BURNHAM FUND   SERVICES FUND   INDUSTRIES FUND
   --------------------------------------------------------------------------
   ORDINARY INCOME               $1,337,383       $648,822         $499,784
   ACCUMULATED GAINS             $1,244,420     $1,269,488             $113
   UNREALIZED APPRECIATION      $29,460,242    $13,988,786       $1,503,016

      NET INVESTMENT INCOME AND REALIZED GAIN AND LOSS FOR FEDERAL TAX PURPOSES DIFFER FROM THAT REPORTED IN THE FINANCIAL STATEMENTS BECAUSE OF TEMPORARY AND PERMANENT BOOK AND TAX DIFFERENCES. THESE DIFFERENCES ARE PRIMARILY RELATED TO DIFFERING TREATMENT OF WASH SALES AND THE TAX PRACTICE KNOWN AS EQUALIZATION. AS OF DECEMBER 31, 2005 THE PERMANENT BOOK AND TAX BASIS DIFFERENCES WERE AS FOLLOWS:

                                                      BURNHAM
                                                     FINANCIAL
                                                     SERVICES
   2005                             BURNHAM FUND       FUND
   -------------------------------------------------------------
   INCREASE/(DECREASE)
      UNDISTRIBUTED NET
         INVESTMENT
         INCOME/(LOSS)                     $--        $(419,444)
   INCREASE/(DECREASE)
      ACCUMULATED NET
         REALIZED
         GAIN/(LOSS)                   $49,227      $(2,061,902)
   INCREASE/(DECREASE) TO
      PAID-IN CAPITAL                      $--       $2,481,346
   INCREASE/(DECREASE)
      NET UNREALIZED
      APPRECIATION/(DEPRECIATION)     $(49,227)             $--

      AS OF DECEMBER 31, 2005, THE BURNHAM FINANCIAL INDUSTRIES FUND AND U.S. GOVERNMENT MONEY MARKET FUND DID NOT HAVE ANY PERMANENT BOOK/TAX DIFFERENCES.

OFFICERS AND TRUSTEES INTERESTS

9. OFFICERS AND TRUSTEES OWNED A PORTION OF THE FOLLOWING FUNDS SHARES OUTSTANDING AS OF DECEMBER 31, 2005:

      BURNHAM FUND                                       4.35%
      BURNHAM FINANCIAL SERVICES FUND                    0.74%
      BURNHAM FINANCIAL INDUSTRIES FUND                  2.40%
      BURNHAM U.S. GOVERNMENT MONEY MARKET FUND          0.09%

      SUBSTANTIALLY ALL OF THE ASSETS OF THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND ARE OWNED BY CUSTOMERS OF THE FUND'S DISTRIBUTOR AND AFFILIATES.

SECURITIES LENDING

10. AT DECEMBER 31, 2005, SECURITIES OR A PORTION OF THESE SECURITIES ARE OUT ON LOAN. THE AGGREGATE MARKET VALUE OF THESE LOANED SECURITIES AND THE VALUE OF THE CASH COLLATERAL THE FUNDS RECEIVED ARE AS FOLLOWS:

                          LOANED SECURITIES       % OF          VALUE OF
                            MARKET VALUE       NET ASSETS    CASH COLLATERAL
                          -----------------    ----------    ---------------
      BURNHAM FUND           $13,293,465         11.74%         $13,575,705

DISCLOSURE OF CERTAIN COMMITMENTS AND CONTINGENCIES

11. IN THE NORMAL COURSE OF BUSINESS, THE FUNDS MAY ENTER INTO CONTRACTS AND AGREEMENTS THAT CONTAIN A VARIETY OF REPRESENTATIONS AND WARRANTIES, WHICH PROVIDE GENERAL INDEMNIFICATIONS. THE MAXIMUM EXPOSURE TO THE FUNDS UNDER THESE ARRANGEMENTS IS UNKNOWN, AS THIS WOULD INVOLVE FUTURE CLAIMS THAT MAY BE MADE AGAINST THE FUNDS THAT HAVE NOT YET OCCURRED. HOWEVER, BASED ON EXPERIENCE, THE FUNDS EXPECT THE RISKS OF LOSS TO BE REMOTE.

TRANSACTIONS WITH AFFILIATED SECURITIES

12. DURING THE YEAR THE BURNHAM FINANCIAL SERVICES FUND OWNED SHARES OF THE FOLLOWING AFFILIATED SECURITIES. AN AFFILIATED SECURITY IS A SECURITY IN WHICH THE FUND HAS OWNERSHIP OF AT LEAST 5% OF THE VOTING SECURITIES.

                                      VALUE AT     DIVIDEND     VALUE AT
      AFFILIATE                       12/31/04      INCOME      12/31/05
      ---------                      -----------   --------   ------------
      CENTRAL BANCORP, INC.          $ 3,167,931   $ 67,212   $  2,967,775
      PEREGRINE HOLDINGS LTD.            247,980         --        251,475
                                     -----------   --------   ------------
                                     $ 3,415,911   $ 67,212   $  3,219,250
                                     ===========   ========   ============

RESTRICTED SECURITIES

13. ALL FUNDS, EXCEPT BURNHAM U.S. GOVERNMENT MONEY MARKET FUND, MAY NOT INVEST MORE THAN 15% OF ITS NET ASSETS IN SECURITIES SUBJECT TO LEGAL OR CONTRACTUAL RISKS ("RESTRICTED SECURITIES"). AT DECEMBER 31, 2005, THE BURNHAM FINANCIAL SERVICES FUND OWNED THE FOLLOWING RESTRICTED SECURITIES WHICH MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 ("THE 1933 ACT.") THE VALUE OF THESE SECURITIES IS DETERMINED USING QUOTATIONS SUPPLIED BY A PRICING SERVICE OR BROKER, OR IF NOT AVAILABLE, IN GOOD FAITH PURSUANT TO PROCEDURES ADOPTED BY THE BOARD OF TRUSTEES. CERTAIN OF THESE SECURITIES MAY BE OFFERED AND SOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER THE RULE 144A OF THE 1933 ACT.


                                                NOTES TO FINANCIAL STATEMENT  33

NOTES TO FINANCIAL STATEMENTS

      DESCRIPTION,
      DATE OF PURCHASE,                 SHARES/
      % OF NET ASSETS        FUND     FACE VALUE     COST       VALUE
      -----------------   ---------   ----------   --------   ---------
      PEREGRINE            BURNHAM    250,000      $247,980   $ 251,475
      HOLDINGS LTD.       FINANCIAL
      05/31/02            SERVICES
      0.17%                  FUND

INDUSTRY RISK

14. BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND MAY BE DISPROPORTIONATELY AFFECTED BY EVENTS AFFECTING THE FINANCIAL SERVICES SECTOR. EVENTS AFFECTING THE FINANCIAL SERVICES SECTOR MAY INCLUDE THE
      FOLLOWING:

      o     CHANGE IN INCOME CONDITIONS AND INTEREST RATES

      o     FINANCIAL COMPANIES MAY FALL OUT OF FAVOR

      o     CONCENTRATION OF INVESTMENTS MAY INCREASE VOLATILITY OF THE FUND

SHORT-TERM TRADING (REDEMPTION FEE)

15. SHAREHOLDERS IN THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND THE BURNHAM FINANCIAL INDUSTRIES FUND ARE SUBJECT TO A REDEMPTION FEE EQUAL TO 2.0% OF THE PROCEEDS FOR THE REDEEMED SHARES WITHIN 30 DAYS OF PURCHASE. ALL REDEMPTION FEES ARE RETAINED BY THE APPLICABLE FUND AND ACCOUNTED FOR AS AN ADDITION TO PAID-IN CAPITAL.

16.   PARENT COMPANY OF CUSTODIAN, AND TRANSFER AGENT.

17. THE FUNDS ARE REQUIRED TO ESTABLISH A MARGIN ACCOUNT WITH THE BROKER LENDING THE SECURITY SOLD SHORT. WHILE THE SHORT SALE IS OUTSTANDING, THE BROKER RETAINS THE PROCEEDS OF THE SHORT SALE AND THE FUND MUST MAINTAIN A DEPOSIT WITH THE BROKER CONSISTING OF CASH AND SECURITIES HAVING A VALUE EQUAL TO A SPECIFIED PERCENTAGE OF THE VALUE OF THE SECURITIES SOLD SHORT. THE FUND IS OBLIGATED TO PAY THE COUNTERPARTY ANY DIVIDENDS OR INTEREST DUE ON SECURITIES SOLD SHORT. SUCH DIVIDENDS AND INTEREST ARE RECORDED AS AN EXPENSE TO THE FUND.


34  NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Burnham Investors Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights, as presented on pages 12 through 34, present fairly, in all material respects, the financial position of Burnham Investors Trust (constituting Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, and Burnham U.S. Government Money Market Fund, hereafter referred to as the "Funds") at December 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2006

OTHER INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------
UNDERSTANDING YOUR FUND EXPENSES
--------------------------------------------------------------------------------

As a shareholder of the Burnham Fund, Burnham Financial Services Fund, Burnhan Financial Industries Fund, or the Burnham U.S. Government Money Market Fund (the "funds"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             HYPOTHETICAL
                                                ACTUAL EXPENSES                      (5% RETURN BEFORE EXPENSES)
                                     --------------------------------------     -------------------------------------
                                                                 EXPENSES                                  EXPENSES
                                     BEGINNING      ENDING     PAID DURING       BEGINNING     ENDING    PAID DURING
                                      ACCOUNT       ACCOUNT       PERIOD*         ACCOUNT      ACCOUNT     PERIOD*
                                       VALUE         VALUE     07/01/2005-         VALUE       VALUE     07/01/2005-     EXPENSE
                                     07/01/2005   12/31/2005    12/31/2005      07/01/2005   12/31/2005   12/31/2005      RATIO
                                     ----------   ----------   ------------     ----------   ----------  ------------    --------
BURNHAM FUND
Class A ..........................     $1,000       $1,030        $ 7.59          $1,000       $1,018       $ 7.55         1.48%
Class B ..........................      1,000        1,024         11.36           1,000        1,014        11.30         2.23%
Class C ..........................      1,000        1,024         11.39           1,000        1,014        11.33         2.23%
BURNHAM FINANCIAL SERVICES FUND
Class A ..........................     $1,000       $1,013        $ 8.66          $1,000       $1,017       $ 8.68         1.71%
Class B ..........................      1,000        1,007         12.45           1,000        1,013        12.48         2.46%
Class C ..........................      1,000        1,009         11.79           1,000        1,013        11.82         2.33%
BURNHAM FINANCIAL INDUSTRIES FUND
Class A ..........................     $1,000       $1,016        $10.88          $1,000       $1,014       $10.88         2.14%
Class C ..........................      1,000        1,010         14.41           1,000        1,011        14.41         2.84%
BURNHAM U.S. GOVERNMENT MONEY
MARKET FUND ......................     $1,000       $1,003        $ 4.13          $1,000       $1,021       $ 4.17         0.82%

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) on the fund's website located at http://www.burnhamfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

PORTFOLIO HOLDINGS
The funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available (1) by calling (800) 874-3863; (2) on the fund's website located at http://www.burnhamfunds.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PORTFOLIO CLOSURE
On November 17, 2005 the Burnham Money Market Fund was liquidated. Shareholders of the Fund received liquidation checks or their shares were liquidated and the proceeds invested in shares of the Burnham U.S. Government Money Market Fund.

TAX INFORMATION
Of the distributions made by the following funds, the corresponding percentages represent the amount of each distribution, which will qualify for the 15% dividend income tax rate available as of December 31, 2005.

Burnham Fund                                        100.00%
Burnham Financial Services Fund                      45.64%
Burnham Financial Industries Fund                    33.80%

Of the distributions made by the following funds, the corresponding percentages represent the amount of each distribution, which may qualify for the dividends received deduction available to corporate shareholders.

Burnham Fund                                        100.00%
Burnham Financial Services Fund                      59.39%
Burnham Financial Industries Fund                    24.03%

For the fiscal year ended December 31, 2005, the amount of long-term capital gain designated by the funds is as follows:

Burnham Fund                                     $4,015,588
Burnham Financial Services Fund                  $2,393,729
Burnham Financial Industries Fund                   $11,345


36  OTHER INFORMATION

THE FUNDS'
    BOARD OF TRUSTEES
---------------------

The tables below provide information on the individuals who serve as trustees and officers of Burnham Investors Trust (to which all funds in this report belong). The Board of Trustees oversees the funds' business and investment activities and is responsible for protecting the interests of fund shareholders.

Two of the trustees are considered affiliated or "interested" persons under the Investment Company Act of 1940, as amended. This category is defined as including any person who is an officer, director, or employee of Burnham Asset Management Corp., the funds' Investment Advisor or Burnham Securities Inc., the funds' Distributor, as well as anyone who -- individually or otherwise -- owns, controls, or has voting power over 5% or more of the securities of the Burnham companies mentioned above or of any of the funds.

Although Burnham Investors Trust was formed in 1999, the dates of service shown below include any time spent as trustee of the trust's predecessor organization, Burnham Fund, which was formed in June 1975. All trustees oversee four active portfolios as disclosed in this report. Each trustee serves until his or her resignation, retirement or termination. Each officer serves at the pleasure of the Board of Trustees or until a successor is elected. During the year covered by this report, the Board of Trustees met five times. For purposes of trust business, the address for all trustees is c/o Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019.

Jon M. Burnham, and Debra B. Hyman are father, and daughter respectively.

You can find more information about the trustees in the Statement of Additional Information, which is available free by calling 1-800-874-FUND (3863).

AFFILIATED TRUSTEES WHO ARE OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

                           TRUST POSITION(S);
NAME, YEAR BORN            YEAR ELECTED TRUSTEE             PRINCIPAL OCCUPATION(S) AND ALL DIRECTORSHIPS DURING THE LAST FIVE
                                                            YEARS
JON M. BURNHAM             Chairman, President,             Chairman, CEO, Director, Burnham Asset Management Corp.,
1936                       CEO; 1986                        Burnham Securities Inc.

GEORGE STARK               Trustee; 2002                    Senior Managing Director, Burnham Securities Inc., President,
1944                                                        CEO of Stark Capital Management

PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
--------------------------------------------------------------------------------

NAME, YEAR BORN            OFFICE(S) HELD; YEAR APPOINTED   PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
MICHAEL E. BARNA           Executive Vice                   EVP, Assistant Secretary, Burnham Asset Management Corp.
1961                       President, Chief
                           Financial Officer,
                           Secretary; 1989

DEBRA B. HYMAN             Executive Vice                   Director, VP, Burnham Asset Management Corp.,
1961                       President; 1989                  Burnham Securities Inc.

PAT A. COLLETTI            First Vice President,            First VP, Burnham Asset Management Corp.,
1958                       Treasurer; 2004                  since 2004; 1999 to 2004, VP and Director of Fund
                                                            Accounting and Administration, PFPC Inc.

FRANK A. PASSANTINO        First Vice President,            First VP, Burnham Asset Management Corp.,
1964                       Assistant Secretary;             Burnham Securities Inc.
                           1990


                                                           BOARD OF TRUSTEES  37

PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES CONTINUED
--------------------------------------------------------------------------------
NAME, YEAR BORN           OFFICE(S) HELD; YEAR APPOINTED    PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
RONALD M. GEFFEN          Vice President; 1990              Managing Director, Burnham Asset Managment Corp.,
1952                                                        Burnham Securities Inc.

LOUIS S. ROSENTHAL        Vice President; 1989              First VP Investments, Wachovia Securities LLC
1928

RANDOLPH GUGGENHEIMER     Chief Compliance                  Managing Director, Burnham Securities Inc.
1935                      Officer; 2004

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
NAME, YEAR BORN           YEAR ELECTED TRUSTEE              PRINCIPAL OCCUPATION(S) AND ALL DIRECTORSHIPS DURING THE LAST FIVE YEARS
LAWRENCE N. BRANDT        1991                              Director, President, Lawrence N. Brandt, Inc. (real estate development)
1927

JOYCE E. HEINZERLING      2004                              General Counsel, Archery Capital LLC
1956

DAVID L. LANDSITTEL       2004                              Certified Public Accountant; Independent Consultant on auditing matters;
1940                                                        Director, American Express Bank Ltd., Molex Inc. and CPA Endowment Fund
                                                            of Illinois

JOHN C. MCDONALD          1989                              President, MBX Inc. (telecommunications); Director, Axel Johnson, Inc.
1936                                                        (financial services)

DONALD B. ROMANS          1975                              President, Romans and Co. (private investment, financial consulting);
1931                                                        Trustee, Phoenix Funds

ROBERT F. SHAPIRO         1989                              Vice Chairman, Partner, Klingenstein, Fields & Co., LLC.
1934


38  BOARD OF TRUSTEES

MODERN PORTFOLIO THEORY STATISTICS TERMS
----------------------------------------

BETA
A measure of a fund's sensitivity to market movements, relative to the S&P 500. (By definition, the beta of the S&P 500 is 1.00.)

R(2)
Reflects the percentage of a fund's movements that are explained by movements in its benchmark index. An R(2) of 100 means that all movements are explained by the benchmark.

ALPHA
Measures the difference between the fund's actual returns and its expected performance, given its level of risk.

STANDARD DEVIATION
A statistical measure of the range of a fund's performance. The greater the standard deviation, the greater the fund's volatility.

SHARPE RATIO
Risk-adjusted measure using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe Ratio, the better the fund's historical risk-adjusted performance.

MORNINGSTAR STYLE BOX
The Morningstar Style Box is a nine-square grid that provides a graphical representation of the "investment style" of stocks and mutual funds. For stocks and stock funds, it classifies securities according to market capitalization (the vertical axis) and growth and value factors (the horizontal axis). Fixed income funds are classified according to credit quality (the vertical axis) and sensitivity to changes in interest rates (the horizontal axis).

By providing an easy-to-understand visual representation of stock and fund characteristics, the Morningstar Style Box allows for informed comparisons and portfolio construction based on actual holdings, as opposed to assumptions based on a fund's name or how it is marketed. The Style Box also forms the basis for Morningstar's style-based fund categories and market indexes.

How It Works - Domestic Stocks and Stock Funds
The vertical axis of the Style Box defines three size categories, or capitalization bands - small, mid and large. The horizontal axis defines three style categories. Two of these categories, "value" and "growth," are common to both stocks and funds. However, for stocks, the central column of the style box represents the core style (those stocks for which neither value or growth characteristics dominate); for funds, it represents the blend style (a mixture of growth and value stocks or mostly core stocks).

Style Box assignments begin at the individual stock level. Morningstar determines the investment style of each individual stock in its database. The style attributes of individual stocks are then used to determine the style classification of stock mutual funds.

[GRAPHIC OMITTED]
BURNHAM INVESTORS TRUST LOGO

DISTRIBUTOR:
BURNHAM SECURITIES, INC.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

PHONE: 1-800-874-FUND (3863)
INTERNET: www.burnhamfunds.com
EMAIL: contact@burnhamfunds.com

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds' holdings and the managers' views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

OFFICERS OF THE TRUST
--------------------------------------------------------------------------------
JON M. BURNHAM
PRESIDENT AND CHIEF EXECUTIVE OFFICER

MICHAEL E. BARNA
EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND
SECRETARY

DEBRA B. HYMAN
EXECUTIVE VICE PRESIDENT

PAT A. COLLETTI
FIRST VICE PRESIDENT AND TREASURER

FRANK A. PASSANTINO
FIRST VICE PRESIDENT AND ASSISTANT SECRETARY

RONALD M. GEFFEN
VICE PRESIDENT

LOUIS S. ROSENTHAL
VICE PRESIDENT

RANDOLPH GUGGENHEIMER
CHIEF COMPLIANCE OFFICER

BOARD OF TRUSTEES
--------------------------------------------------------------------------------
CHAIRMAN
Jon M. Burnham

TRUSTEES
--------------------------------------------------------------------------------
Lawrence N. Brandt

Joyce E. Heinzerling

David L. Landsittel

John C. McDonald

Donald B. Romans

Robert F. Shapiro

George Stark

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) N/A


     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

     (e) N/A

     (f) The registrant has included a copy of its code of ethics as an exhibit to this report.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of Trustees has determined that David Landsittel and Donald Romans are qualified to serve as an audit committee financial expert serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $127,874 for 2005 and $109,025 for 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2005 and $0 for 2004.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,000 for 2005 and $22,975 for 2004.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2004.

     (e)(1)

                             BURNHAM INVESTORS TRUST

            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

(A)

Burnham Investors Trust (the "Trust") recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving the Trust's management, its audit committee and its independent auditors.



The Trust, on behalf of its series (the "Funds"), recognize that a Fund's independent auditors: 1) possess knowledge of the operations of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use a Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Regulation S-X Rule 2-01(c)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the Trust's independent audit firm to perform audit, audit-related, tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a particular Fund shall also constitute approval, subject to the same terms and conditions, for any other Fund whose pre-approval is required pursuant to Regulation S-X Rule 2-01(c)(7)(ii). This policy shall apply both to Funds existing on the date of its adoption and to Funds created thereafter.



In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Regulation S-X Rule 2-01 may be approved by the Audit Committee itself (or such member or members of the Audit Committee as the Audit Committee may authorize to grant such approval) and any pre-approval that may be waived in accordance with Regulation S-X Rule 2-01(c)(7)(i)(C) is hereby waived.



Selection of a Fund's independent auditors and their compensation for purposes of the annual audit shall be determined by the Audit Committee and shall not be subject to this policy.



Approved:  November 2003

                           Section II - Policy Detail


------------------------------------------------------------------------------------------------------------------------------------
I.
SERVICE             SERVICE CATEGORY     A.   SPECIFIC PRE-APPROVED SERVICE                                          AUDIT COMMITTEE
CATEGORY              DESCRIPTION                   SUBCATEGORIES               AUDIT COMMITTEE APPROVAL POLICY     REPORTING POLICY
------------------------------------------------------------------------------------------------------------------------------------
1. AUDIT         Services  that are      o        Accounting  research  assistance    o "One-time"                  o A summary  of
SERVICES         directly  related  to   o        SEC  consultation,  registration      pre-approval for the audit all such services
                 performing the                statements, and reporting                period for all             and related fees
                 independent audit of    o        Tax accrual related matters           pre-approved specific      reported at each
                 the Funds               o        Implementation of new accounting      service subcategories.  regularly scheduled
                                               standards                                Approval of the             Audit Committee
                                         o        Compliance letters (e.g., rating      independent auditors as        meeting.
                                               agency letters)                          auditors for a Fund shall
                                         o        Regulatory reviews and interpretive   constitute pre-approval
                                               assistance regarding financial matters   for these services.
                                         o        Semi-annual report reviews (if
                                               requested)
                                         o        Attest and agreed upon procedures
                                               required by statute
------------------------------------------------------------------------------------------------------------------------------------
2. AUDIT-RELATED Services which are      o        AICPA attest and agreed-upon        o "One-time"                  o A summary of
SERVICES         not prohibited under          procedures                               pre-approval for the Fund  all such services
                 Rule 2-01(C)(4)  (the   o        Attest or agreed-upon procedures not  fiscal year within a       and related fees
                 "Rule") and are               required by statute or SEC or            specified dollar limit        (including
                 related extensions of         accounting regulations                   ($25,000 in the aggregate     comparison to
                 the audit services,     o        Technology control assessments        for all pre-approved        specified dollar
                 support the audit, or   o        Financial reporting control           specific service            limits) reported
                 use the                       assessments                              subcategories).                quarterly.
                 knowledge/expertise     o        Enterprise security architecture
                 gained from the audit         assessment                             o Specific approval is
                 procedures as a         o        [ADVICE TO FUND MANAGEMENT AS TO      needed to exceed the
                 foundation to                 ACCOUNTING OR DISCLOSURE TREATMENT OF    pre-approved dollar limit
                 complete the                  TRANSACTIONS OR EVENTS]                  for these services (see
                 project.  In most       o        [ADVICE TO MANAGEMENT AS TO           general Audit Committee
                 cases, if the                 ACCOUNTING OR DISCLOSURE TREATMENT, OR   approval policy below for
                 Audit-Related                 ACTUAL OR POTENTIAL IMPACT OF FINAL OR   details on obtaining
                 Services are not              PROPOSED RULES, STANDARDS OR             specific approvals).
                 performed by the              INTERPRETATIONS OF THE SEC, FASB OR
                 Audit firm, the scope         OTHER REGULATORY OR STANDARD SETTING   o Specific approval is
                 of the Audit Services         BODIES]                                  needed to use the Fund's
                 would likely                                                           auditors for Audit-Related
                 increase.  The                                                         Services not denoted as
                 Services are                                                           "pre-approved" to the left,
                 typically                                                              or to add a specific
                 well-defined and                                                       service subcategory as
                 governed by                                                            "pre-approved."
                 accounting
                 professional
                 standards (AICPA,
                 SEC, etc.)
------------------------------------------------------------------------------------------------------------------------------------


                      SECTION II - POLICY DETAIL, CONTINUED

------------------------------------------------------------------------------------------------------------------------------------
II.                                              A. SPECIFIC PRE-APPROVED
SERVICE CATEGORY      SERVICE CATEGORY             SERVICE SUBCATEGORIES        AUDIT COMMITTEE APPROVAL POLICY      AUDIT COMMITTEE
                        DESCRIPTION                                                                                 REPORTING POLICY
------------------------------------------------------------------------------------------------------------------------------------
3. TAX SERVICES  Tax services which      o        Tax planning and support            o "One-time" pre-approval      o A summary of
                 are not prohibited by   o        Tax controversy assistance            for the Fund fiscal year   all such services
                 the Rule, if an         o        Tax compliance, tax returns,          within a specified dollar   and related fees
                 officer of the Fund         excise tax returns and support             limit ($25,000 in the          (including
                 determines that using   o        Tax opinions                          aggregate for all            comparison to
                 the Fund's auditor to   o        Tax analysis regarding                pre-approved specific       specified dollar
                 provide these               possible proposals for fund                service subcategories).     limits) reported
                 services creates            liquidations or reorganizations                                          quarterly.
                 significant synergy     o        Tax analysis relating to
                 in the form of              particular types of securities or        o Specific approval is
                 efficiency, minimized       corporate action events                    needed to exceed the
                 disruption, or the      o        Tax services relating to RIC          pre-approved dollar limits
                 ability to maintain a       qualification, shareholder                 for these services (see
                 desired level of            reporting, information reporting,          general Audit Committee
                 confidentiality.            determining distributable income           approval policy below for
                                               and gain, tax elections                  details on obtaining
                                         o        Tax services related to               specific approvals).
                                               addition of new funds (i.e.,
                                               start up issues, initial
                                               diversification and related            o Specific approval is
                                               matters)                                 needed to use the Fund's
                                                                                        auditors for tax services
                                                                                        not denoted as pre-approved
                                                                                        to the left, or to add a
                                                                                        specific service subcategory
                                                                                        as "pre-approved."
------------------------------------------------------------------------------------------------------------------------------------


                      SECTION II - POLICY DETAIL, CONTINUED

------------------------------------------------------------------------------------------------------------------------------------

III.                   SERVICE CATEGORY         A. SPECIFIC PRE-APPROVED                                            AUDIT COMMITTEE
SERVICE CATEGORY        DESCRIPTION              SERVICE SUBCATEGORIES       AUDIT COMMITTEE APPROVAL POLICY        REPORTING POLICY
------------------------------------------------------------------------------------------------------------------------------------
4.  OTHER        Other services which    o        Business Risk                 o "One-time" pre-approval for      o  A summary of
SERVICES         are not prohibited by       Management support                 the fund fiscal year within a    all such services
                 the Rule, if an         o        Other control and             specified dollar limit ($25,000     and related fees
                 officer of the Fund         regulatory compliance              in the aggregate for all       (including comparison
                 determines that using       projects, including Rule           pre-approved specific service    to specified dollar
  SYNERGISTIC,   the Fund's auditor to       17f-2 "self-custody"               subcategories).                    limits) reported
   UNIQUE        provide these               verification for the Funds                                               quarterly.
 QUALIFICATIONS  services creates
                 significant synergy                                            o Specific approval is needed
                 in the form of                                                 to exceed the pre-approved dollar
                 efficiency, minimized                                          limits for these services (see
                 disruption, the                                                general Audit Committee approval
                 ability to maintain a                                          policy below for details on
                 desired level of                                               obtaining specific approvals).
                 confidentiality, or
                 where the Fund's
                 auditors possess                                               o  Specific approval is needed
                 unique or superior                                             to use the Fund's auditors for
                 qualifications to                                              "Synergistic" or "Unique
                 provide these                                                  Qualifications" or Other Services
                 services, resulting                                            not denoted as pre-approved to
                 in superior value and                                          the left, or to add a specific
                 results for the Fund.                                          service subcategory as
                                                                                  "pre-approved."
------------------------------------------------------------------------------------------------------------------------------------


                      SECTION II - POLICY DETAIL, CONTINUED

------------------------------------------------------------------------------------------------------------------------------------
                                             A.    SPECIFIC PROHIBITED SERVICE
    SERVICE         SERVICE CATEGORY                     SUBCATEGORIES            AUDIT COMMITTEE APPROVAL POLICY    AUDIT COMMITTEE
   CATEGORY           DESCRIPTION                                                                                   REPORTING POLICY
------------------------------------------------------------------------------------------------------------------------------------
PROHIBITED       Services which result   1. Bookkeeping or other services          o        These services are      o   A summary of
SERVICES         in the auditors         related to the accounting records or         not to be performed with      all services and
                 losing independence     financial statements of the audit            the exception of the(*)         related fees
                 status under the Rule.  client*                                      services (subcategories 1     reported at each
                                         2. Financial information systems design
                                         through 5 on the left)  that  regularly
                                         and implementation* may be permitted if
                                         they scheduled Audit
                                         3.  Appraisal  or  valuation  services,
                                         would  not  be  subject  to   Committee
                                         meeting  fairness*  opinions,  or audit
                                         procedures   at  the   will   serve  as
                                         contribution-in-kind    reports   audit
                                         client (as defined in continual
                                         4. Actuarial  services  (i.e.,  setting
                                         Rule 2-01(f)(4))  level by confirmation
                                         that    actuarial    reserves    versus
                                         actuarial  the firm  providing  the has
                                         not provided audit work)* service.  any
                                         restricted
                                         5. Internal audit outsourcing services*
                                         services.
                                         6.  Management  functions or human
                                         resources
                                         7.  Broker  or   dealer,   investment
                                         advisor,  or  investment  banking
                                         services
                                         8.  Legal    services    and   expert
                                         services unrelated to the audit
                                         9.  Any other service that the Public
                                         Company   Accounting    Oversight
                                         Board determines,  by regulation,
                                         is impermissible
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) Not applicable.

                           (c) 100%

                           (d) Not applicable.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2005 and $0 for 2004.

     (h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant  to Rule 30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant  to Rule  30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        BURNHAM INVESTORS TRUST
            --------------------------------------------------------------------

By (Signature and Title)*    /S/ JON M. BURNHAN
                         -------------------------------------------------------
                             Jon M. Burnham, Chief Executive Officer
                             (principal executive officer)

Date              MARCH  9 , 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /S/ JON M. BURNHAM
                         -------------------------------------------------------
                            Jon M. Burnham, Chief Executive Officer
                            (principal executive officer)

Date     MARCH  9, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MICHAEL E. BARNA
                         -------------------------------------------------------
                           Michael E. Barna, Chief Financial Officer
                           (principal financial officer)

Date     MARCH  9 , 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.